                                                      ANNUAL REPORT MAY 31, 2001

JPMORGAN EQUITY FUNDS




MARKET NEUTRAL FUND

SMARTINDEX(TM) FUND

LARGE CAP GROWTH FUND

U.S. EQUITY FUND

U.S. EQUITY FUND-ADVISOR SERIES

INSTITUTIONAL U.S. EQUITY FUND

DISCIPLINED EQUITY FUND

INSTITUTIONAL DISCIPLINED EQUITY FUND

U.S. SMALL COMPANY FUND

INSTITUTIONAL U.S. SMALL COMPANY FUND

U.S. SMALL COMPANY OPPORTUNITIES FUND






[JPMORGAN FLEMING LOGO]

ASSET MANAGEMENT

CONTENTS

Letter to the Shareholders                                  1

J.P. Morgan Market Neutral Fund
Fund Commentary                                             3

J.P. Morgan SmartIndex(TM)Fund
Fund Commentary                                             8

J.P. Morgan Large Cap Growth Fund
Fund Commentary                                            12

J.P. Morgan U.S. Equity Fund
J.P. Morgan U.S. Equity Fund - Advisor Series
J.P. Morgan Institutional U.S. Equity Fund
Fund Commentary                                            15

J.P. Morgan Disciplined Equity Fund
J.P. Morgan Institutional Disciplined Equity Fund
Fund Commentary                                            20

J.P. Morgan U.S. Small Company Fund
J.P. Morgan Institutional U.S. Small Company Fund
Fund Commentary                                            25

J.P. Morgan U.S. Small Company Opportunities Fund
Fund Commentary                                            29

Portfolios of Investments                                  32

Financial Statements                                       56

Notes to Financial Statements                              68

HIGHLIGHTS

- Over this reporting period, U.S. equity markets were roiled by nervous investors in search of safety amidst a declining domestic economy.

- Investors shunned any form of risk, preferring to place their bets on slower growing "value" stocks.

- Evidence emerged that investors were beginning to tone down their earnings expectations.

              NOT FDIC INSURED May lose value / No bank guarantee
     JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

JPMorgan EQUITY FUNDS

LETTER TO THE SHAREHOLDERS

                                                                    July 5, 2001

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Equity Funds during the year ended May 31, 2001. Inside, you will find information on the performance of each Fund and a report from the portfolio management team.

VALLEYS...

Over this reporting period, U.S. equity markets were roiled by nervous investors in search of safety amidst a declining domestic economy.

Certainly, there was sufficient bad news to dismay the indecisive and the inexperienced. Some came in the form of reports from many leading and lesser corporations that their earnings would be shy of expectations, sometimes a good deal shy of expectations. Investors literally pounced on such concerns, driving the prices of some very high-quality companies down to levels not seen in many years. This was particularly true of Internet-related companies, many of which folded, or barely managed to hang on. Over much of this period, even major, well-established industry leaders felt the pinch, as sellers punished good companies along with the bad in an indiscriminate run for the exits.

Along the way, investors shunned any form of risk, preferring to place their bets on slower growing "value" stocks, while downplaying the growth stocks that had, until recently, been powering the stock market's long advance.

As a consequence of these influences and others, most major stock market indices posted declines during this reporting period, with the tech-dominated NASDAQ (-18.76%) falling the most.

AND PEAKS.

Yet, all news was not discouraging--far from it. The Federal Reserve Board, for example, cut interest rates by 250 basis points over the first five months of this year, in an unusually aggressive effort to get our economy going again.

Congress also passed legislation that provided for a $1.3 trillion tax cut over the next ten years. Owing to some front-loading, some of this much needed capital may find its way into our beleaguered economy as early as late this year.

On a more visceral level, evidence began to emerge that investors were beginning to tone down their earnings expectations and be a little more forgiving than they have been in the recent past. If so, this will undoubtedly help to stabilize an equity marketplace that has seen more than its share of ups and downs over the past year and more.

Finally, owing to these welcome developments and a few others, investors in April and May began to do what is needed in order to get the stock market back on its feet: INVEST!

In what follows, you will hear from our managers about these and other developments that impacted performance, along with their views on what to expect over the months ahead.

AS OF MAY 31, 2001 (UNAUDITED)

As always, I would like to thank you on behalf of all of us at JPMorgan Fleming Asset Management for entrusting us with your assets. Be assured that we remain solely dedicated to their preservation and growth over time.

Sincerely,

/s/ George Gatch

George Gatch
Managing Director

J.P. Morgan MARKET NEUTRAL FUND
AS OF MAY 31, 2001 (UNAUDITED)


HOW THE FUND PERFORMED

J.P. Morgan Market Neutral Fund, which seeks to provide long-term capital appreciation from a broadly diversified portfolio of stocks, returned 12.65% over the year ended May 31, 2001. This compares with a return of 6.03% for the Merrill Lynch 91 Day Treasury Bill Index, the Fund's benchmark.

HOW THE FUND WAS MANAGED

U.S. equity markets were very volatile -- both on the up and downside -- during the reporting period, a period that was plagued by steadily shrinking corporate earnings estimates, slowing capital and consumer spending, rising inventories, rising unemployment and other indicators of a U.S. economy in more than a little need of repair. Investors greeted such bad news with a massive sell-off that began in February and continued throughout much of March. Conversely, good news, especially the Federal Reserve Board's cumulative 250 basis point cut in interest rates over the period, stimulated strong rallies, particularly in January and April.

During the last six months of this reporting period, the S&P 500 returned -3.89%, with the best performing sectors being basic materials (+23.98%), finance (+17.76%), and consumer cyclicals (+15.90%). The sectors that struggled the most were network technology (-54.33%), systems hardware (-23.12%), and semiconductors (-17.88%).

This said, as a sector and market neutral fund, outperformance was not driven by the behavior of the market as a whole, but by robust stock selection across our research universe. In fact, stocks selected from 13 out of our 19 industry sectors outperformed, with the Fund's strongest gainers coming from the capital markets, finance and consumer cyclical sectors. From a stock specific standpoint, outperformance over this period was due largely to long positions in Philip Morris, Citigroup, Goldman Sachs and American General--all of which performed strongly--and a short position in Ariba, which did not.

Positive gains were slightly offset by stock selection in the systems hardware, energy and network technology sectors, where long positions in Sun Microsystems, Cigna and Cisco Systems, combined with short positions in BMC Software and Computer Associates, negatively impacted performance.

LOOKING AHEAD

The Fed's aggressive interest rate easing policy and the recently signed tax cut package should boost after-tax income and spending in the second half of the year, which bodes well for the economy.

However, several upcoming events suggest that equity market volatility is likely to increase over the near term. One of these is the scheduled reconstitution of several major market indices, which will result in major portfolio reshuffling and associated stock price volatility over the coming weeks. An upcoming Federal Open Market Committee meeting may also keep some investors on the sidelines, or encourage them to sell, as they await news of whether there will be an additional near-term interest rate cut by the Fed.

Our market neutral approach to investing is well suited to such volatility, enabling us to control risk and potentially profit in this environment.

                                          J.P. MORGAN MARKET NEUTRAL FUND (LONG)
                                                  AS OF MAY 31, 2001 (UNAUDITED)

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[CHART]

Financial                                    24.4%
Technology                                   13.9%
Consumer Cyclicals                           13.5%
Utilities                                     9.1%
Energy                                        8.4%
Health Care                                   7.6%
Industrial Cyclical                           6.0%
Cash Equivalents & Short Term Paper           5.6%
Basic Materials                               4.7%
Transportation                                2.8%
Real Estate                                   2.5%
Consumer Staples                              1.2%
Software & Services                           0.3%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. CHEVRON CORP. (1.9%) Produces crude oil and natural gas. It also refines crude oil into finished petroleum products as well as markets and transports crude oil, natural gas, and petroleum products.

2. PHILIP MORRIS COMPANIES, INC. (1.7%) Through subsidiaries, the Company provides a range of manufacturing and selling of a variety of consumer products. It also provides tobacco products, as well as packaged foods.

3. PPG INDUSTRIES, INC. (1.6%) Supplies products for the manufacturing, construction, automotive, chemical processing and other industries worldwide. The Company makes protective and decorative coatings, flat glass, fabricated glass products, continuous-strand fiber glass products and industrial and specialty chemicals.

4. BURLINGTON NORTHERN SANTA FE CORP. (1.5%) Through its Burlington Northern and Santa Fe Railway Company subsidiary, operates a railroad system in the United States and Canada. The Company transports a wide range of products and commodities, including the transportation of containers and trailers, coal, grain, chemicals, metals, minerals, forest products, autos and consumer goods.

5. PINNACLE WEST CAPITAL CORP. (1.5%) A utility holding company. The Company's Arizona Public Service Company subsidiary provides electricity service in the state of Arizona. The Company also owns SunCor Development Company, which holds, develops and sells real estate.

6. JOHNSON CONTROLS, INC. (1.5%) Markets automotive systems and building controls. The Company supplies seating systems, interior systems and batteries. Johnson Controls also provides building control systems and services, energy management and integrated facility management.

7. GANNETT CO., INC. (1.4%) International news and information company that publishes various daily newspapers in the United States and the United Kingdom, including "USA TODAY" and "USA WEEKEND", a newspaper magazine. The Company also operates television stations in major United States markets.

8. AMBAC FINANCIAL GROUP INC. (1.4%) Provides financial guarantee insurance and financial management services. The Company insures municipal and structured finance obligations. AMBAC provides investment agreements, interest rate swaps, investment management advisory and cash management services to states and municipalities.

9. MARRIOTT INTERNATIONAL, INC. (1.3%) A worldwide operator and franchiser of hotels and senior living communities, as well as a provider of food distribution services. The Company franchises lodging facilities and vacation timesharing resorts under various brand names.

10. CIGNA CORP. (1.3%) Through its subsidiaries, provides group life and health insurance, managed care products and services, retirement products and services and individual financial services worldwide. It also sells individual life and health insurance and annuity products in international locations.


Top 10 equity holdings comprised 15.1% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

J.P. MORGAN MARKET NEUTRAL FUND (SHORT)
AS OF MAY 31, 2001 (UNAUDITED)


PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[CHART]

Financial                                    25.6%
Consumer Cyclicals                           14.9%
Utilities                                    10.9%
Technology                                   10.5%
Energy                                        9.3%
Health Care                                   9.0%
Transportation                                5.3%
Basic Materials                               5.1%
Industrial Materials                          5.1%
Industrial Cyclical                           4.4%
Real Estate                                   2.8%
Consumer Staples                              2.2%

TOP TEN EQUITY SHORT POSITIONS OF THE PORTFOLIO

1. EXELON CORP. (1.8%) Distributes electricity and gas to customers in Illinois and Pennsylvania. The Company also has holdings in infrastructure services, energy services and telecommunications businesses.

2. THE WALT DISNEY CO. (1.7%) An entertainment company which conducts operations in media networks, studio entertainment, theme parks and resorts, consumer products and Internet and direct marketing. It produces motion pictures, television programs and musical recordings, as well as publishes books and magazines. It also operates ABC radio and television.

3. ABBOTT LABORATORIES (1.6%) Discovers, develops, manufactures and sells a broad and diversified line of health care products and services.

4. OCCIDENTAL PETROLEUM CORP. (1.5%) Explores for, develops, produces and markets crude oil and natural gas. Occidental also has an interest in petrochemicals.

5. DUKE ENERGY CORP. (1.5%) An integrated energy company delivering both electricity and natural gas to customers throughout the U.S. and abroad. The Company is a domestic gatherer and processor of natural gas and develops, constructs and operates energy facilities worldwide.

6. CALPINE CORP. (1.5%) Acquires, develops, owns and operates power generation facilities, as well as sells electricity in the United States.

7. PHILLIPS PETROLEUM CO. (1.4%) An integrated oil company which operates in several business segments. The Company explores for and produces petroleum world-wide, gathers and processes natural gas, manufactures and markets petrochemicals and plastics and refines, markets and transports petroleum products.

8. CSX CORP. (1.4%) An international freight transportation company. The Company provides rail, intermodal, domestic container-shipping, barging and contract logistics services around the world.

9. UNITED PARCEL SERVICE, INC. (1.3%) Delivers packages and documents throughout the United States and in other countries and territories. The Company also provides logistics services, including comprehensive management of supply chains, for major companies worldwide.

10. MINNESOTA MINING & MANUFACTURING CO. (1.3%) Technology company with operations in electronics, telecommunications, industrial, consumer and office, health care, safety and other markets. The Company's businesses share technologies, manufacturing operations, brands, marketing channels and other resources.


Top 10 equity short positions comprised 15.0% of the Portfolio's market value of short positions. Portfolio holdings are subject to change at any time.

J.P. MORGAN MARKET NEUTRAL FUND
AS OF MAY 31, 2001 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

                                                                SINCE
                                                              INCEPTION
                                                 1 YEAR      (12/31/98)
                                                 ------      ----------
MARKET NEUTRAL FUND                              12.65%         5.44%

LIFE OF FUND PERFORMANCE (12/31/98 TO 05/31/01)

[CHART]

                         J.P. MORGAN                                  LIPPER
                            MARKET       MERRILL LYNCH 91    SPECIALTY/MISCELLANEOUS
                         NEUTRAL FUND    DAY T-BILL INDEX         FUNDS AVERAGE
                         ------------    ----------------    -----------------------
   12/31/1998             $3,000,000        $3,000,000               $3,000,000
    1/31/1999             $2,983,914        $3,010,656               $2,977,530
    2/28/1999             $2,977,882        $3,019,296               $2,961,708
    3/31/1999             $2,945,744        $3,031,717               $2,992,839
    4/30/1999             $3,036,475        $3,042,723               $3,107,499
    5/31/1999             $3,056,637        $3,054,560               $3,072,210
    6/30/1999             $3,078,504        $3,067,319               $3,139,560
    7/31/1999             $3,110,930        $3,079,833               $3,093,738
    8/31/1999             $3,096,657        $3,092,223               $3,021,333
    9/30/1999             $3,092,587        $3,106,827               $2,987,322
   10/31/1999             $3,051,895        $3,119,057               $3,004,812
   11/30/1999             $3,096,657        $3,131,521               $2,996,523
   12/31/1999             $2,998,421        $3,145,541               $3,120,051
    1/31/2000             $3,024,270        $3,159,050               $3,008,439
    2/29/2000             $3,002,730        $3,172,898               $2,935,650
    3/31/2000             $3,058,771        $3,189,427               $3,075,693
    4/30/2000             $3,039,344        $3,204,289               $3,071,685
    5/31/2000             $3,026,392        $3,223,835               $3,056,709
    6/30/2000             $3,071,823        $3,237,720               $3,048,402
    7/31/2000             $3,082,654        $3,252,419               $3,053,697
    8/31/2000             $3,069,565        $3,269,267               $3,150,909
    9/30/2000             $3,132,609        $3,286,463               $3,123,567
   10/31/2000             $3,189,131        $3,303,553               $3,177,522
   11/30/2000             $3,197,826        $3,321,656               $3,161,121
   12/31/2000             $3,249,630        $3,339,959               $3,271,848
    1/31/2001             $3,325,986        $3,361,936               $3,291,843
    2/28/2001             $3,299,037        $3,374,745               $3,281,535
    3/31/2001             $3,305,735        $3,390,235               $3,219,132
    4/30/2001             $3,352,960        $3,405,118               $3,318,756
    5/31/2001             $3,409,180        $3,418,330               $3,394,293

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 12/31/98.

The Fund is currently waiving fees. The waiver may be terminated, which would reduce returns.

Chart illustrates comparative performance of $3,000,000 and assumes reinvestment of all distributions. Performance of the indices does not include sales charges, but includes reinvestment of all distributions. The Merrill Lynch 91 Day T-Bill Index is an unmanaged index that measures short term fixed income market performance. The Lipper Specialty/Miscellaneous Funds Average describes the average total return for all funds in the indicated Lipper category, as defined by Lipper Inc. Investors cannot invest directly in an index.

J.P. Morgan SMARTINDEX(TM) FUND
AS OF MAY 31, 2001 (UNAUDITED)


HOW THE FUND PERFORMED

J.P. Morgan SmartIndex(TM) Fund, which seeks to provide a consistently high total return from a broadly diversified portfolio of about 250 equity securities, while maintaining risk characteristics similar to those of the S&P 500 Index, fell 11.21% during the year ended May 31, 2001. This compares to a loss of 10.55% from the Fund's benchmark, the S&P 500 Index.

HOW THE FUND WAS MANAGED

During the reporting period, U.S. equity markets were enveloped by a cloud of pervasive negativism, one broken only occasionally by brief glimmers of optimism.

On the positive side of the ledger, investors were heartened by five consecutive 50 basis point interest rate cuts by the Federal Reserve Board, which sought to re-invigorate what had become a moribund U.S. economy. Thus, the Fed more than retraced its previous path of raising interest rates by 175 basis points over the June 1999 -- May 2000 period, in order to slow what was then perceived to be an overheated economy.

Rallies tied to Fed cuts and the passage of significant tax relief legislation by Congress were unusually short lived, as investors focused nearly exclusively on a raft of negative earnings surprises and revisions by many major and minor corporations, along with continuing signs of a decelerating U.S. economy. These and other negative influences strongly depressed the nation's equity markets over much of this period, with the NASDAQ falling some 20.2% over the six months ended May 31, 2001 and the S&P 500 declining by 3.92%.

In this environment of extreme market instability, the Fund's sector-neutral, stock selection focused approach provided strength. Stock picking added value in 12 out of 18 sectors, led by security selection within capital markets, consumer staples and industrial cyclicals. On the other hand, stock selection in software & services, network technology and systems hardware proved troublesome as companies in these sectors were able to provide investors with virtually any guidance around future earnings.

More specifically, positions within the Fund that significantly bolstered performance included an overweight in Philip Morris (+38%) and underweights in Applied Micro Circuits (-76%) and Palm Inc. (-84%). Positions that detracted from performance included overweights in Rational Software (-25%) and Level 3 Communications (-60%).

LOOKING AHEAD

U.S. economic data continues to be somewhat mixed. On the plus side, current data suggests that the mountain of excess inventory that has dragged on the economy is well along in the process of being whittled away. Additionally, housing and auto sales have held up well, reinforcing hopes that GDP growth, which declined to an annualized rate of 1.3% during the first quarter of 2001, has slowed as far as it will this market cycle. However, corporate spending promises to remain weak for some time yet to come, and households likely will need to pull back from spending in order to rebuild nest eggs cracked by the economy's and the stock market's declines over the past year and more.

All in all, however, the Fund's sector-neutral stock picking strategy, one which emphasizes the strength of a company's underlying fundamentals, should be able to outperform the benchmark across all market environments and has demonstrated the ability to do so in the past. This said, we certainly favor an environment in which investors focus on a company's long-term potential, rather than its quarter-to-quarter performance, as they may well do when there are concrete signs that our economy is recovering.

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[CHART]

Technology                                    19.6%
Financial                                     17.7%
Consumer Cyclicals                            16.8%
Health Care                                   12.8%
Utilities                                      8.8%
Industrial Cyclical                            8.0%
Energy                                         7.7%
Consumer Staples                               3.6%
Basic Materials                                2.6%
Transportation                                 1.1%
Cash Equivalents & Short Term Paper            1.0%
U.S. Treasury Security                         0.2%
Software & Services                            0.1%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. GENERAL ELECTRIC CO. (4.3%) Develops, manufactures and markets products for the generation, distribution and utilization of electricity. Through General Electric Capital Services, Inc., offers a variety of financial services including mutual fund management, financing, asset management and insurance. It also owns the National Broadcasting Company.

2. MICROSOFT CORP. (3.2%) Develops, manufactures, licenses, sells and supports software products.

3. EXXON MOBIL CORP. (2.9%) Operates petroleum and petrochemicals businesses on a worldwide basis. Operations include exploration and production of oil and gas, electric power generation and coal and minerals operations.

4. CITIGROUP, INC. (2.7%) A diversified financial services holding company that provides investment banking, retail brokerage, corporate banking and cash management products and services around the world.

5. PFIZER, INC. (2.5%) A research-based, global pharmaceutical company that discovers, develops, manufactures and markets medicines for humans and animals. Its products include prescription pharmaceuticals, non-prescription self-medications and animal health products.

6. AOL TIME WARNER, INC. (2.1%) Is a global company delivering entertainment, news and Internet brands across converging media platforms. The Company conducts operations in cable systems, interactive services, publishing, music, cable networks and filmed entertainment.

7. WAL-MART STORES, INC. (1.9%) Operates discount stores and Supercenters as well as Sam's Clubs which offer merchandise such as apparel, housewares, small appliances, electronics and hardware.

8. INTERNATIONAL BUSINESS MACHINES CORP. (1.9%) Provides technologies, systems, products, services, software and financing. The Company offers its products through its global sales and distribution organization, as well as through a variety of third party distributors and resellers.

9. INTEL CORP. (1.6%) Designs, manufactures and sells computer components and related products. Major products include microprocessors, chipsets, embedded processors and microcontrollers, flash memory products, graphics products, network and communication products, systems management software, conferencing products and digital imaging products.

10. MERCK & CO., INC. (1.6%) Is a global pharmaceutical company that discovers, develops, manufactures and markets a broad range of human and animal health products. The Company also provides pharmaceutical benefit services.


Top 10 equity holdings comprised 24.7% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                                               SINCE
                                                              INCEPTION
                                                 1 YEAR      (12/31/98)
SMARTINDEX(TM)FUND                               -11.21%         0.97%

LIFE OF FUND PERFORMANCE (12/31/98 TO 05/31/01)

                                                         LIPPER
                    J.P. MORGAN                      LARGE-CAP CORE
                SMARTINDEX-TM- FUND   S&P 500 Index  Funds Average
     12/31/1998           $3,000,000      $3,000,000     $3,000,000
      1/31/1999           $3,124,248      $3,125,460     $3,101,871
      2/28/1999           $3,022,044      $3,028,321     $3,000,555
      3/31/1999           $3,134,242      $3,149,484     $3,116,898
      4/30/1999           $3,290,853      $3,271,463     $3,226,755
      5/31/1999           $3,224,595      $3,194,224     $3,155,805
      6/30/1999           $3,389,479      $3,371,504     $3,327,636
      7/31/1999           $3,284,878      $3,266,245     $3,232,884
      8/31/1999           $3,270,790      $3,249,914     $3,194,799
      9/30/1999           $3,176,130      $3,160,834     $3,111,951
     10/31/1999           $3,355,379      $3,360,851     $3,296,439
     11/30/1999           $3,423,856      $3,429,177     $3,372,855
     12/31/1999           $3,588,202      $3,631,156     $3,583,143
      1/31/2000           $3,418,298      $3,448,727     $3,423,024
      2/29/2000           $3,333,346      $3,383,442     $3,414,987
      3/31/2000           $3,665,010      $3,714,445     $3,711,144
      4/30/2000           $3,545,543      $3,602,677     $3,600,240
      5/31/2000           $3,458,474      $3,528,750     $3,515,211
      6/30/2000           $3,545,561      $3,615,734     $3,614,880
      7/31/2000           $3,488,735      $3,559,220     $3,558,975
      8/31/2000           $3,701,890      $3,780,283     $3,792,783
      9/30/2000           $3,474,332      $3,580,722     $3,595,314
     10/31/2000           $3,451,982      $3,565,575     $3,567,087
     11/30/2000           $3,167,534      $3,284,465     $3,286,110
     12/31/2000           $3,193,138      $3,300,526     $3,327,363
      1/31/2001           $3,315,715      $3,417,629     $3,401,565
      2/28/2001           $3,005,186      $3,106,010     $3,104,811
      3/31/2001           $2,817,311      $2,909,244     $2,900,775
      4/30/2001           $3,042,205      $3,135,321     $3,121,905
      5/31/2001           $3,070,828      $3,156,328     $3,137,262

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 12/31/98.

The Fund is currently waiving fees. The waiver may be terminated, which would reduce returns.

Chart illustrates comparative performance of $3,000,000 and assumes reinvestment of all distributions. Performance of the indices does not include sales charges, but includes reinvestment of all distributions. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Large-Cap Core Funds Average describes the average total return for all the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

J.P. Morgan LARGE CAP GROWTH FUND
AS OF MAY 31, 2001 (UNAUDITED)

HOW THE FUND PERFORMED

J.P. Morgan Large Cap Growth Fund, which seeks to provide total return through large-cap stocks, had a loss of 25.46% during the year ended May 31, 2001. This compares with a loss of 29.71% from the Russell 1000 Growth Index, the Fund's benchmark.

HOW THE FUND WAS MANAGED

The U.S. economy experienced a sharp and abrupt decline over this reporting period, with annualized GDP growth during this year's first quarter substantially lower than GDP growth for all of 2000. The technology-related sectors, which recently accounted for as much as 50% of all capital spending, were substantially impacted by a major decline in overall corporate profit growth, which fell from 9% in 2000 to -14% in the first quarter of 2001.

Earnings revisions, downgrades and missed profit targets by many corporations during this period, especially amongst technology companies, led to a significant rotation away from technology sectors and growth investing generally, as investors sought comfort and stability in value stocks. For example, during the year 2000, the tech-dominated NASDAQ slid by 40%, while utility stocks rose 54% and finance companies rose 25%. This pattern contin ued into the first quarter of 2001, with the NASDAQ falling an additional 26% and utilities declining modestly.

During this period of economic and earnings uncertainty, we reduced our exposure to more volatile technology stocks and consumer cyclicals, in favor of consumer staples, energy and, more recently, semi-conductors.

The Fund benefited modestly from sector weightings; however, most positive performance was due to well-targeted stock selections across the portfolio. For example, positions in Philip Morris, Sprint PCS, Fox Entertainment, AOL-Time Warner and Lam Research more than offset the difficult market environment in the technology sector.

LOOKING AHEAD

We are reasonably optimistic about the prospects for U.S. equities for the foreseeable future. Such a stance is, we feel, justified in large part by the Federal Reserve Board's aggressive moves to cut interest rates, which it has done five times, in 50 basis point increments, since the beginning of the year. Equities tend to behave well in such an environment, and we believe that this will continue to be the case going forward.

Into this mix, we would add the stimulating effect of recent tax cut legislation by Congress, along with growing evidence that investors are beginning to pare back their expectations concerning future corporate performance, which, if true, may very well inject a much desired measure of stability into what has been a demonstrably unstable marketplace.

Within this environment, we remain fully invested, favoring well-established companies that lead their respective sectors, in particular those we feel investors will turn to first, as the nation's economy recovers.

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[CHART]

Technology                                     37.3%
Health Care                                    22.0%
Consumer Cyclicals                             14.0%
Utilities                                       8.5%
Industrial Cyclical                             6.7%
Energy                                          4.6%
Cash Equivalents & Short Term Paper             2.7%
Financial                                       1.7%
Consumer Staples                                1.4%
Basic Materials                                 0.7%
Software & Services                             0.4%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. MICROSOFT CORP. (6.2%) Develops, manufactures, licenses, sells and supports software products.

2. PFIZER, INC. (5.1%) A research-based, global pharmaceutical company that discovers, develops, manufactures and markets medicines for humans and animals. Its products include prescription pharmaceuticals, non-prescription self-medications and animal health products.

3. AOL TIME WARNER, INC. (5.0%) Is a global company delivering entertainment, news and Internet brands across converging media platforms. The Company conducts operations in cable systems, interactive services, publishing, music, cable networks and filmed entertainment.

4. GENERAL ELECTRIC CO. (5.0%) Develops, manufactures and markets products for the generation, distribution and utilization of electricity. Through General Electric Capital Services, Inc., offers a variety of financial services including mutual fund management, financing, asset management and insurance. It also owns the National Broadcasting Company.

5. INTEL CORP. (4.2%) Designs, manufactures and sells computer components and related products. Major products include microprocessors, chipsets, embedded processors and microcontrollers, flash memory products, graphics products, network and communication products, systems management software, conferencing products and digital imaging products.

6. CISCO SYSTEMS, INC. (3.0%) Supplies data networking products to the corporate enterprise and public wide area service provider markets. Products include routers, LAN switches, frame relay/ATM and remote access concentrators.

7. COMPAQ COMPUTER CORP. (2.5%) An information technology company, develops and markets hardware, software, solutions and services. The Company's products and solutions include enterprise computing solutions, fault-tolerant business-critical solutions, networking and communication products, commercial desktop and portable products and consumer personal computers.

8. SCHERING-PLOUGH CORP. (2.3%) Worldwide pharmaceutical company that discovers and markets new therapies and treatment programs. The Company's core product groups include allergy/respiratory, anti-infective/anticancer, dermatologicals and cardiovasculars, as well as an animal health business. Schering-Plough also conducts health management programs and sells other consumer products.

9. AMGEN, INC. (2.3%) Discovers, develops, manufactures, and markets human therapeutics based on cellular and molecular biology. It focuses its research on secreted protein and small molecule therapeutics.

10. COOPER CAMERON CORP. (2.2%) Manufactures oil and gas pressure control equipment, including valves, wellheads, chokes, blowout preventers, and assembled systems. The Company's equipment is used for oil and gas drilling, production, and transmission used in onshore, offshore and subsea applications. Cooper also manufactures gas turbines, centrifugal gas and air compressors and other products.

Top 10 equity holdings comprised 37.8% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                                                SINCE
                                                              INCEPTION
                                                 1 YEAR      (12/31/98)
LARGE CAP GROWTH FUND                            -25.46%        -3.24%

LIFE OF FUND PERFORMANCE (12/31/98 TO 05/31/01)

                          J.P. MORGAN
                             LARGE            RUSSELL 1000
                        CAP GROWTH FUND       GROWTH INDEX
     12/31/1998            $3,000,000         $3,000,000
      1/31/1999            $3,164,109         $3,176,160
      2/28/1999            $3,018,012         $3,031,073
      3/31/1999            $3,164,109         $3,190,720
      4/30/1999            $3,214,143         $3,194,804
      5/31/1999            $3,158,105         $3,096,627
      6/30/1999            $3,342,228         $3,313,515
      7/31/1999            $3,226,151         $3,208,212
      8/31/1999            $3,220,147         $3,260,634
      9/30/1999            $3,122,081         $3,192,128
     10/31/1999            $3,344,229         $3,433,197
     11/30/1999            $3,518,346         $3,618,418
     12/31/1999            $3,796,276         $3,994,770
      1/31/2000            $3,690,768         $3,807,455
      2/29/2000            $3,853,088         $3,993,602
      3/31/2000            $4,149,324         $4,279,464
      4/30/2000            $3,851,059         $4,075,847
      5/31/2000            $3,717,145         $3,870,587
      6/30/2000            $4,037,728         $4,163,939
      7/31/2000            $3,873,378         $3,990,345
      8/31/2000            $4,212,223         $4,351,630
      9/30/2000            $3,773,957         $3,940,010
     10/31/2000            $3,696,855         $3,753,568
     11/30/2000            $3,167,283         $3,200,255
     12/31/2000            $3,064,272         $3,098,999
      1/31/2001            $3,353,271         $3,313,109
      2/28/2001            $2,817,189         $2,750,642
      3/31/2001            $2,468,625         $2,451,317
      4/30/2001            $2,803,952         $2,761,335
      5/31/2001            $2,770,861         $2,720,689

The Fund commenced operations on 12/31/98.

The Fund is currently waiving fees. The waiver may be terminated, which would reduce returns.

Chart illustrates comparative performance of $3,000,000 and assumes reinvestment of all distributions. Performance of the indices does not include sales charges, but includes reinvestment of all distributions. The Russell 1000 Growth Index is an unmanaged index used to measure performance of growth-oriented U.S. stocks. It does not include fees or operating expenses and is not available for actual investment. Investors cannot invest directly in an index.

J.P. Morgan U.S. EQUITY FUND
U.S. EQUITY FUND-ADVISOR SERIES
INSTITUTIONAL U.S. EQUITY FUND
AS OF MAY 31, 2001 (UNAUDITED)

HOW THE FUNDS PERFORMED

The Funds seek to provide a high total return from a portfolio of select large-cap stocks. For the year ended May 31, 2001, J.P. Morgan U.S. Equity Fund fell 7.10%; J.P. Morgan U.S. Equity Fund - Advisor Series fell 7.30%; and J.P. Morgan Institutional U.S. Equity Fund fell 6.99%. This compares with a loss of 10.55% for the Standard & Poor's 500 Index, the Funds' benchmark.

HOW THE FUNDS WERE MANAGED

U.S. equity markets were highly volatile over the reporting period, benefiting from stimulating actions by the Federal Reserve Board and the U.S. Congress, yet suffering from a weak U.S. economy and its negative impact on corporate profitability.

For much of this period, investors were beset by numerous profit warnings and earnings revisions by some of our premier corporations, several of which have seen their formerly rosy earnings prospects made considerably less so by a slowing U.S. and global economy. Those companies that disappointed investors found them to be unforgiving to an extreme, with equity prices of such concerns sliding substantially over a short period, regardless of underlying fundamentals.

On the other end of the spectrum, good news tended to flood the market with what was sometimes an excess of investor enthusiasm. Such was the response to the Federal Reserve Board's five 50 basis point interest rate cuts over this period, and to the passage of significant tax cut legislation by Congress. In particular, the market liked the fact that some of the promised tax relief would be felt as soon as this year's second half.

This environment was particularly suited to the sector neutral, highly disciplined investment strategy of the Funds. On the one hand, we were able to take advantage of significant price swings on the upside to take profits on holdings where we felt prices were temporarily inflated. More importantly, we were able to initiate and increase positions amongst several high-quality companies that we felt were victimized by investor overreaction to short term negative developments.

AOL-Time Warner and Nextel are good examples of companies of the latter. With AOL-Time Warner, investors reacted badly to slowing advertising revenues in a slowing economy. We felt this to be a short-term phenomenon that would have little lasting impact on this dominant, highly diversified company, and so added to our holdings in it. Similarly, Nextel, a well established and cash flow positive cellular company, was impacted by a drop in its core corporate business. Even so, we felt that with Nextel's market leadership and long-term growth profile, it should be added to the Fund's holdings, and so it was.

LOOKING AHEAD

We are guardedly optimistic about U.S. equities over the remainder of this year and the year 2002. The Fed and Congress have provided the U.S.

economy with the building blocks that are necessary for a near- to medium-term recovery. This, in turn, will support the stock market and serve to increase equity values.

Even so, we do not expect the coming recovery to mirror the boom times of the late 1990s, when 20%+ annual returns were the norm. Rather, we anticipate that there will be a more moderate, more broadly based and more sustainable economic recovery going forward.

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[CHART]

Consumer Cyclicals                       20.1%
Technology                               19.1%
Financial                                17.2%
Health Care                              12.6%
Industrial Cyclical                       9.4%
Utilities                                 9.1%
Energy                                    7.7%
Basic Materials                           2.5%
Cash Equivalents & Short Term Paper       1.9%
Transportation                            0.3%
U.S. Treasury Security                    0.1%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. GENERAL ELECTRIC CO. (3.9%) Develops, manufactures and markets products for the generation, distribution and utilization of electricity. Through General Electric Capital Services, Inc., offers a variety of financial services including mutual fund management, financing, asset management and insurance. It also owns the National Broadcasting Company.

2. PHILIP MORRIS COMPANIES, INC. (3.5%) Through its subsidiaries, the Company provides a complete range of manufacturing and selling of a variety of consumer products. It also provides tobacco products, as well as packaged foods such as cheese, processed meat products, coffee, and grocery products.

3. TYCO INTERNATIONAL LTD (BERMUDA) (3.2%) A diversified manufacturing and service company with operations around the world. The Company manufactures, services and installs electrical and electronic components, undersea telecommunications systems and fire protection and security systems. The Company also manufactures flow control valves, healthcare and specialty products and plastics.

4. EXXON MOBIL CORP. (2.9%) Operates petroleum and petrochemicals businesses on a worldwide basis. Operations include exploration and production of oil and gas, electric power generation and coal and minerals operations.

5. MICROSOFT CORP. (2.7%) Develops, manufactures, licenses, sells and supports software products.

6. INTERNATIONAL BUSINESS MACHINES CORP. (2.4%) Provides technologies, systems, products, services, software and financing. The Company offers its products through its global sales and distribution organization, as well as through a variety of third party distributors and resellers.

7. PFIZER, INC. (2.1%) A research-based, global pharmaceutical company that discovers, develops, manufactures and markets medicines for humans and animals. Its products include prescription pharmaceuticals, non-prescription self-medications and animal health products.

8. AOL-TIME WARNER, INC. (2.0%) Is a global company delivering entertainment, news and Internet brands across converging media platforms. The Company conducts operations in cable systems, interactive services, publishing, music, cable networks and filmed entertainment.

9. CITIGROUP, INC. (2.0%) A diversified financial services holding company that provides investment banking, retail brokerage, corporate banking and cash management products and services around the world.

10. GOLDMAN SACHS GROUP, INC. (2.0%) Is a global investment banking and securities firm specializing in investment banking, trading and principal investments, and asset management and securities services. The Company provides services to corporations, financial institutions, governments and high-net worth individuals.


Top 10 equity holdings comprised 26.7% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                              1 YEAR    5 YEARS    10 YEARS
 U.S. EQUITY FUND                             -7.10%     12.51%      13.52%
 U.S. EQUITY FUND-ADVISOR SERIES              -7.30%     12.46%      13.50%

10-YEAR PERFORMANCE (05/31/91 TO 05/31/01)

[CHART]

                                     J.P. Morgan U.S.               Lipper Multi-Cap
                    J.P. Morgan U.S.   Equity Fund -                    Core Funds
                      Equity Fund     Advisor Series   S&P 500 Index      Average
           5/91         $10,000          $10,000         $10,000         $10,000
           6/91          $9,583           $9,583          $9,542          $9,522
           7/91         $10,052          $10,052          $9,987          $9,980
           8/91         $10,306          $10,306         $10,223         $10,240
           9/91         $10,120          $10,120         $10,052         $10,133
          10/91         $10,393          $10,393         $10,187         $10,317
          11/91         $10,006          $10,006          $9,777          $9,909
          12/91         $11,231          $11,231         $10,895         $10,978
           1/92         $11,207          $11,207         $10,692         $10,989
           2/92         $11,453          $11,453         $10,831         $11,169
           3/92         $11,207          $11,207         $10,620         $10,891
           4/92         $11,309          $11,309         $10,932         $10,925
           5/92         $11,460          $11,460         $10,985         $10,985
           6/92         $11,176          $11,176         $10,822         $10,711
           7/92         $11,498          $11,498         $11,264         $11,056
           8/92         $11,286          $11,286         $11,033         $10,843
           9/92         $11,394          $11,394         $11,163         $11,035
          10/92         $11,459          $11,459         $11,201         $11,229
          11/92         $11,989          $11,989         $11,583         $11,735
          12/92         $12,211          $12,211         $11,725         $11,973
           1/93         $12,413          $12,413         $11,823         $12,116
           2/93         $12,309          $12,309         $11,984         $12,024
           3/93         $12,576          $12,576         $12,237         $12,403
           4/93         $12,249          $12,249         $11,941         $12,145
           5/93         $12,609          $12,609         $12,261         $12,536
           6/93         $12,629          $12,629         $12,297         $12,628
           7/93         $12,643          $12,643         $12,247         $12,619
           8/93         $13,100          $13,100         $12,712         $13,132
           9/93         $12,939          $12,939         $12,614         $13,244
          10/93         $13,276          $13,276         $12,875         $13,407
          11/93         $13,289          $13,289         $12,753         $13,153
          12/93         $13,557          $13,557         $12,907         $13,528
           1/94         $14,135          $14,135         $13,346         $13,945
           2/94         $13,832          $13,832         $12,983         $13,714
           3/94         $13,262          $13,262         $12,417         $13,111
           4/94         $13,566          $13,566         $12,576         $13,236
           5/94         $13,686          $13,686         $12,783         $13,298
           6/94         $13,276          $13,276         $12,469         $12,932
           7/94         $13,719          $13,719         $12,879         $13,295
           8/94         $14,204          $14,204         $13,407         $13,851
           9/94         $13,868          $13,868         $13,079         $13,569
          10/94         $13,995          $13,995         $13,373         $13,735
          11/94         $13,338          $13,338         $12,886         $13,212
          12/94         $13,474          $13,474         $13,077         $13,365
           1/95         $13,774          $13,774         $13,416         $13,453
           2/95         $14,358          $14,358         $13,939         $13,989
           3/95         $14,878          $14,878         $14,350         $14,347
           4/95         $15,202          $15,202         $14,773         $14,698
           5/95         $15,754          $15,754         $15,363         $15,123
           6/95         $15,997          $15,997         $15,720         $15,714
           7/95         $16,484          $16,484         $16,242         $16,496
           8/95         $16,607          $16,607         $16,282         $16,670
           9/95         $17,060          $17,060         $16,970         $17,114
          10/95         $16,615          $16,615         $16,909         $16,813
          11/95         $17,538          $17,538         $17,651         $17,426
          12/95         $17,851          $17,851         $17,991         $17,542
           1/96         $18,323          $18,323         $18,604         $17,983
           2/96         $18,706          $18,706         $18,776         $18,358
           3/96         $19,053          $19,053         $18,957         $18,562
           4/96         $19,454          $19,454         $19,236         $19,033
           5/96         $19,721          $19,721         $19,732         $19,432
           6/96         $19,489          $19,489         $19,808         $19,213
           7/96         $18,456          $18,456         $18,933         $18,183
           8/96         $19,104          $19,104         $19,332         $18,825
           9/96         $19,967          $19,967         $20,420         $19,819
          10/96         $20,264          $20,264         $20,983         $20,070
          11/96         $21,981          $21,981         $22,569         $21,340
          12/96         $21,611          $21,611         $22,122         $21,086
           1/97         $22,852          $22,852         $23,504         $22,095
           2/97         $22,942          $22,942         $23,688         $21,964
           3/97         $22,161          $22,161         $22,715         $21,118
           4/97         $23,082          $23,082         $24,071         $21,885
           5/97         $24,643          $24,643         $25,537         $23,429
           6/97         $25,403          $25,403         $26,681         $24,363
           7/97         $27,604          $27,604         $28,804         $26,374
           8/97         $26,637          $26,637         $27,190         $25,670
           9/97         $27,825          $27,825         $28,679         $27,144
          10/97         $26,714          $26,714         $27,721         $26,187
          11/97         $27,325          $27,325         $29,005         $26,628
          12/97         $27,750          $27,750         $29,503         $26,960
           1/98         $27,910          $27,910         $29,829         $26,971
           2/98         $29,979          $29,979         $31,980         $28,945
           3/98         $31,284          $31,284         $33,618         $30,238
           4/98         $31,925          $31,925         $33,956         $30,603
           5/98         $31,629          $31,629         $33,372         $29,782
           6/98         $32,048          $32,048         $34,728         $30,622
           7/98         $31,344          $31,344         $34,358         $29,866
           8/98         $26,340          $26,340         $29,391         $24,929
           9/98         $28,465          $28,465         $31,273         $26,428
          10/98         $30,591          $30,591         $33,817         $28,197
          11/98         $32,952          $32,952         $35,867         $29,830
          12/98         $34,536          $34,536         $37,934         $32,048
           1/99         $35,596          $35,596         $39,520         $33,196
           2/99         $34,178          $34,178         $38,292         $31,957
           3/99         $35,686          $35,686         $39,824         $33,181
           4/99         $37,850          $37,850         $41,366         $34,552
           5/99         $37,447          $37,447         $40,389         $34,017
           6/99         $39,597          $39,597         $42,631         $35,893
           7/99         $38,088          $38,088         $41,300         $34,987
           8/99         $37,131          $37,131         $41,094         $34,447
           9/99         $35,591          $35,591         $39,967         $33,783
          10/99         $37,131          $37,131         $42,496         $35,748
          11/99         $38,044          $38,044         $43,360         $37,365
          12/99         $39,608          $39,608         $45,914         $40,688
           1/00         $37,951          $37,951         $43,607         $39,167
           2/00         $36,982          $36,982         $42,782         $40,959
           3/00         $41,018          $41,018         $46,967         $43,591
           4/00         $39,115          $39,115         $45,554         $41,954
           5/00         $38,269          $38,269         $44,619         $40,556
           6/00         $39,203          $39,203         $45,719         $42,000
           7/00         $39,115          $39,115         $45,005         $41,152
           8/00         $41,990          $41,989         $47,800         $44,482
           9/00         $40,137          $40,131         $45,276         $42,502
          10/00         $40,119          $40,172         $45,085         $41,933
          11/00         $36,538          $36,497         $41,530         $38,432
          12/00         $36,991          $36,948         $41,734         $39,635
           1/01         $38,783          $38,787         $43,214         $40,567
           2/01         $34,755          $34,700         $39,274         $37,419
           3/01         $32,224          $32,125         $36,786         $35,085
           4/01         $35,180          $35,108         $39,645         $37,844
           5/01         $35,550          $35,476         $39,910         $38,120

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The U.S. Equity Fund commenced operations on 06/27/85. The U.S. Equity Fund-Advisor Series commenced operations on 09/15/00. Performance prior to the introduction is based upon historical expenses of the predecessor U.S. Equity Fund.

The U.S. Equity Fund-Advisor Series is currently waiving fees. The waiver may be terminated, which would reduce returns.

Chart illustrates comparative performance of $10,000 and assumes reinvestment of all distributions. Performance of the indices does not include sales charges, but includes reinvestment of all distributions. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Multi-Cap Core Fund Average describes the average total return for all the funds in the indicated Lipper category, as defined by Lipper Inc. Investors cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS

                                             1 YEAR     5 YEARS    10 YEARS
 INSTITUTIONAL U.S. EQUITY FUND               -6.99%     12.72%      13.70%

10-YEAR PERFORMANCE (05/31/91 TO 05/31/01)

[CHART]

                    J.P. Morgan                   Lipper Multi-Cap
                  Institutional U.S.                 Core Funds
                     Equity Fund    S&P 500 Index      Average
           5/91      $3,000,000      $3,000,000       $3,000,000
           6/91      $2,874,856      $2,862,571       $2,856,678
           7/91      $3,015,548      $2,995,995       $2,993,850
           8/91      $3,091,827      $3,066,970       $3,071,856
           9/91      $3,035,899      $3,015,660       $3,039,984
          10/91      $3,117,766      $3,056,190       $3,095,019
          11/91      $3,001,788      $2,933,057       $2,972,571
          12/91      $3,369,305      $3,268,510       $3,293,478
           1/92      $3,362,098      $3,207,618       $3,296,769
           2/92      $3,435,971      $3,249,156       $3,350,604
           3/92      $3,362,040      $3,185,960       $3,267,234
           4/92      $3,392,769      $3,279,500       $3,277,389
           5/92      $3,437,957      $3,295,570       $3,295,437
           6/92      $3,352,923      $3,246,532       $3,213,153
           7/92      $3,449,438      $3,379,152       $3,316,884
           8/92      $3,385,738      $3,309,981       $3,252,777
           9/92      $3,418,177      $3,348,874       $3,310,356
          10/92      $3,437,587      $3,360,427       $3,368,820
          11/92      $3,596,753      $3,474,850       $3,520,374
          12/92      $3,663,372      $3,517,486       $3,591,786
           1/93      $3,723,972      $3,546,892       $3,634,815
           2/93      $3,692,695      $3,595,236       $3,607,272
           3/93      $3,772,803      $3,671,096       $3,721,014
           4/93      $3,674,808      $3,582,366       $3,643,446
           5/93      $3,782,602      $3,678,194       $3,760,686
           6/93      $3,788,749      $3,688,971       $3,788,469
           7/93      $3,792,782      $3,674,141       $3,785,748
           8/93      $3,929,895      $3,813,538       $3,939,558
           9/93      $3,879,537      $3,784,288       $3,973,071
          10/93      $3,980,840      $3,862,585       $4,022,145
          11/93      $3,988,344      $3,825,775       $3,945,939
          12/93      $4,068,628      $3,872,028       $4,058,286
           1/94      $4,245,361      $4,003,677       $4,183,395
           2/94      $4,155,114      $3,894,978       $4,114,245
           3/94      $3,984,521      $3,725,157       $3,933,357
           4/94      $4,078,674      $3,772,913       $3,970,854
           5/94      $4,120,101      $3,834,827       $3,989,283
           6/94      $3,992,054      $3,740,835       $3,879,483
           7/94      $4,126,626      $3,863,684       $3,988,416
           8/94      $4,271,823      $4,022,095       $4,155,345
           9/94      $4,172,478      $3,923,755       $4,070,715
          10/94      $4,210,687      $4,011,922       $4,120,434
          11/94      $4,015,819      $3,865,807       $3,963,663
          12/94      $4,055,615      $3,923,137       $4,009,461
           1/95      $4,145,827      $4,024,864       $4,035,861
           2/95      $4,322,328      $4,181,713       $4,196,775
           3/95      $4,479,218      $4,305,116       $4,304,052
           4/95      $4,577,275      $4,431,901       $4,409,448
           5/95      $4,745,932      $4,609,044       $4,536,789
           6/95      $4,820,455      $4,716,112       $4,714,101
           7/95      $4,969,501      $4,872,499       $4,948,674
           8/95      $5,006,170      $4,884,729       $5,001,045
           9/95      $5,142,884      $5,090,864       $5,134,110
          10/95      $5,010,191      $5,072,690       $5,043,771
          11/95      $5,291,662      $5,295,381       $5,227,767
          12/95      $5,387,126      $5,397,370       $5,262,504
           1/96      $5,527,438      $5,581,096       $5,394,756
           2/96      $5,642,238      $5,632,833       $5,507,385
           3/96      $5,748,535      $5,687,077       $5,568,699
           4/96      $5,871,839      $5,770,905       $5,709,750
           5/96      $5,952,625      $5,919,736       $5,829,675
           6/96      $5,884,595      $5,942,291       $5,763,858
           7/96      $5,574,208      $5,679,760       $5,454,828
           8/96      $5,768,301      $5,799,546       $5,647,536
           9/96      $6,033,195      $6,125,945       $5,945,634
          10/96      $6,119,971      $6,294,898       $6,021,081
          11/96      $6,640,625      $6,770,730       $6,402,132
          12/96      $6,530,173      $6,636,602       $6,325,824
           1/97      $6,906,182      $7,051,257       $6,628,515
           2/97      $6,934,739      $7,106,538       $6,589,308
           3/97      $6,701,519      $6,814,531       $6,335,403
           4/97      $6,977,576      $7,221,364       $6,565,356
           5/97      $7,453,536      $7,660,999       $7,028,664
           6/97      $7,681,997      $8,004,212       $7,308,825
           7/97      $8,353,101      $8,641,107       $7,912,323
           8/97      $8,056,403      $8,157,032       $7,700,913
           9/97      $8,420,006      $8,603,793       $8,143,311
          10/97      $8,087,569      $8,316,427       $7,856,133
          11/97      $8,274,565      $8,701,394       $7,988,382
          12/97      $8,396,599      $8,850,796       $8,088,075
           1/98      $8,448,042      $8,948,686       $8,091,252
           2/98      $9,076,786      $9,594,065       $8,683,401
           3/98      $9,471,088     $10,085,377       $9,071,412
           4/98      $9,671,504     $10,186,835       $9,180,864
           5/98      $9,579,885     $10,011,724       $8,934,666
           6/98      $9,711,658     $10,418,400       $9,186,627
           7/98      $9,499,413     $10,307,444       $8,959,710
           8/98      $7,983,692      $8,817,194       $7,478,697
           9/98      $8,626,982      $9,382,023       $7,928,460
          10/98      $9,270,273     $10,145,157       $8,458,974
          11/98      $9,993,974     $10,760,055       $8,948,967
          12/98     $10,478,100     $11,380,050       $9,614,502
           1/99     $10,794,477     $11,855,963       $9,958,683
           2/99     $10,365,108     $11,487,480       $9,587,133
           3/99     $10,832,136     $11,947,094       $9,954,213
           4/99     $11,487,943     $12,409,805      $10,365,573
           5/99     $11,367,335     $12,116,809      $10,205,103
           6/99     $12,023,846     $12,789,292      $10,767,942
           7/99     $11,563,133     $12,390,011      $10,496,082
           8/99     $11,276,052     $12,328,061      $10,333,992
           9/99     $10,807,476     $11,990,148      $10,135,002
          10/99     $11,276,052     $12,748,885      $10,724,349
          11/99     $11,555,686     $13,008,070      $11,209,587
          12/99     $12,036,765     $13,774,245      $12,206,397
           1/00     $11,535,992     $13,082,227      $11,750,175
           2/00     $11,244,633     $12,834,581      $12,287,610
           3/00     $12,473,804     $14,090,188      $13,077,363
           4/00     $11,900,191     $13,666,214      $12,586,161
           5/00     $11,645,252     $13,385,783      $12,166,911
           6/00     $11,927,576     $13,715,743      $12,599,886
           7/00     $11,900,219     $13,501,366      $12,345,645
           8/00     $12,775,637     $14,339,935      $13,344,531
           9/00     $12,218,984     $13,582,930      $12,750,555
          10/00     $12,218,984     $13,525,474      $12,579,879
          11/00     $11,123,930     $12,459,126      $11,529,573
          12/00     $11,269,751     $12,520,051      $11,890,404
           1/01     $11,815,219     $12,964,263      $12,170,031
           2/01     $10,587,917     $11,782,181      $11,225,688
           3/01      $9,818,418     $11,035,780      $10,525,521
           4/01     $10,714,543     $11,893,370      $11,353,212
           5/01     $10,831,429     $11,973,056      $11,436,018

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The U.S. Equity Fund commenced operations on 06/27/85. The Institutional U.S. Equity Fund commenced operations in 07/19/93. Performance prior to the introduction is based upon historical expenses of the predecessor U.S. Equity Fund.

The Fund is currently waiving fees. The waiver may be terminated, which would reduce returns.

Chart illustrates comparative performance of $3,000,000 and assumes reinvestment of all distributions. Performance of the indices does not include sales charges, but includes reinvestment of all distributions. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Multi-Cap Core Fund Average describes the average total return for all the funds in the indicated Lipper category, as defined by Lipper Inc. Investors cannot invest directly in an index.

J.P. Morgan DISCIPLINED EQUITY FUND
INSTITUTIONAL DISCIPLINED EQUITY FUND
AS OF MAY 31, 2001 (UNAUDITED)

HOW THE FUNDS PERFORMED

The Funds seek to provide consistently high total return from a broadly diversified portfolio of stocks. During the year ended May 31, 2001, J.P. Morgan Disciplined Equity Fund fell 10.43%, and J.P. Morgan Institutional Disciplined Equity Fund fell 9.99%. This compares to a loss of 10.55% from the S&P 500 Index, the Funds' benchmark.

HOW THE FUNDS WERE MANAGED

During the reporting period, U.S. equity markets were enveloped by a cloud of pervasive negativism, one broken only occasionally by brief glimmers of optimism.

On the positive side of the ledger, investors were heartened by five consecutive 50 basis point interest rate cuts by the Federal Reserve Board, which sought to re-invigorate what had become a moribund U.S. economy. Thus, the Fed more than retraced its previous path of raising interest rates by 175 basis points over the June 1999 -- May 2000 period, in order to slow what was then perceived to be an overheated economy.

Rallies tied to Fed cuts and the passage of significant tax relief legislation by Congress were unusually short lived, as investors focused nearly exclusively on a raft of negative earnings surprises and revisions by many major and minor corporations, along with continuing signs of an decelerating U.S. economy. These and other negative influences strongly depressed the nation's equity markets over much of this period.

Amidst this environment of extreme market instability, the Funds' sector-neutral, stock selection focused approach resulted in strong outperformance. Stock picking added value in 12 out of 18 sectors, led by security selection within capital markets, consumer staples and industrial cyclicals. On the other hand, stock selection in software & services, network technology and systems hardware proved troublesome as companies in these sectors were not able to provide investors with virtually any guidance around future earnings.

More specifically, positions within the Funds that significantly added to performance included overweights in Philip Morris (+38%), Cendant (+109%) and Goldman Sachs (+16%). Positions that detracted from performance included an overweight in Sun Microsystems (-57%) and underweights in Microsoft (+21%).

LOOKING AHEAD

U.S. economic data continues to be somewhat mixed. On the plus side, current data suggests that the mountain of excess inventory that has dragged on the economy is well along in the process of being whittled away. Additionally, housing and auto sales have held up well, reinforcing hopes that GDP growth, which declined to an annualized rate of 1.3% during the first quarter of 2001, has slowed as far as it will this market cycle. On the other hand, corporate spending promises to remain weak for some time yet to come, and households likely will need to pull back from spending in order to rebuild nest eggs cracked by the economy's and the stock market's declines over the past year and more.

All in all, however, the Fund's sector-neutral stock picking strategy, one which emphasizes the strength of a company's underlying fundamentals, should be able to outperform the benchmark across all market environments and has demonstrated the ability to do so in the past. This said, we certainly favor an environment in which investors focus on a company's long-term potential, rather than its quarter-to-quarter performance, as they may well do when there are concrete signs that our economy is recovering.

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[CHART]

Technology                                19.5%
Financial                                 17.9%
Consumer Cyclicals                        17.0%
Health Care                               12.8%
Utilities                                  8.9%
Industrial Cyclical                        8.3%
Energy                                     7.8%
Consumer Staples                           3.1%
Basic Materials                            2.6%
Transportation                             1.1%
Cash Equivalents & Short Term Paper        0.7%
Software & Services                        0.2%
U.S. Treasury Security                     0.1%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. GENERAL ELECTRIC CO. (3.8%) Develops, manufactures and markets products for the generation, distribution and utilization of electricity. Through General Electric Capital Services, Inc., offers a variety of financial services including mutual fund management, financing, asset management and insurance. It also owns the National Broadcasting Company.

2. CITIGROUP, INC. (3.3%) A diversified financial services holding company that provides investment banking, retail brokerage, corporate banking and cash management products and services around the world.

3. MICROSOFT CORP. (3.2%) Develops, manufactures, licenses, sells and supports software products.

4. EXXON MOBIL CORP. (3.2%) Operates petroleum and petrochemicals businesses on a worldwide basis. Operations include exploration and production of oil and gas, electric power generation and coal and minerals operations.

5. PFIZER, INC. (2.7%) A research-based, global pharmaceutical company that discovers, develops, manufactures and markets medicines for humans and animals. Its products include prescription pharmaceuticals, non-prescription self-medications and animal health products.

6. AOL-TIME WARNER, INC. (2.3%) Is a global company delivering entertainment, news and Internet brands across converging media platforms. The Company conducts operations in cable systems, interactive services, publishing, music, cable networks and filmed entertainment.

7. PHILIP MORRIS COMPANIES, INC. (2.1%) Through its subsidiaries, the Company provides a complete range of manufacturing and selling of a variety of consumer products. It also provides tobacco products, as well as packaged foods such as cheese, processed meat products, coffee, and grocery products.

8. INTERNATIONAL BUSINESS MACHINES CORP. (2.0%) Provides technologies, systems, products, services, software and financing. The Company offers its products through its global sales and distribution organization, as well as through a variety of third party distributors and resellers.

9. WAL-MART STORES, INC. (1.8%) Operates discount stores and Supercenters as well as Sam's Clubs which offer merchandise such as apparel, housewares, small appliances, electronics and hardware.

10. INTEL CORP. (1.7%) Designs, manufactures and sells computer components and related products. Major products include microprocessors, chipsets, embedded processors and microcontrollers, flash memory products, graphics products, network and communication products, systems management software, conferencing products and digital imaging products.Top 10 equity holdings comprised 26.1% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                                                SINCE
                                                              INCEPTION
                                                 1 YEAR      (01/03/97)
 DISCIPLINED EQUITY FUND                          -10.43%        12.72%

LIFE OF FUND PERFORMANCE (01/03/97 TO 05/31/01)

[CHART]

                             J.P. Morgan
                             Disciplined                        Lipper Large-Cap
                             Equity Fund       S&P 500 Index      Value Average
           1/97                $10,000            $10,000           $10,000
           2/97                $10,076            $10,078            $9,997
           3/97                 $9,657             $9,664            $9,591
           4/97                $10,210            $10,241           $10,065
           5/97                $10,924            $10,865           $10,690
           6/97                $11,410            $11,351           $11,121
           7/97                $12,362            $12,255           $11,991
           8/97                $11,728            $11,568           $11,458
           9/97                $12,283            $12,202           $12,041
          10/97                $11,900            $11,794           $11,620
          11/97                $12,407            $12,340           $11,995
          12/97                $12,579            $12,552           $12,192
           1/98                $12,792            $12,691           $12,286
           2/98                $13,742            $13,606           $13,173
           3/98                $14,459            $14,303           $13,752
           4/98                $14,682            $14,447           $13,894
           5/98                $14,507            $14,199           $13,602
           6/98                $15,012            $14,775           $14,061
           7/98                $14,876            $14,618           $13,828
           8/98                $12,680            $12,504           $11,759
           9/98                $13,516            $13,305           $12,435
          10/98                $14,653            $14,388           $13,372
          11/98                $15,673            $15,260           $14,146
          12/98                $16,601            $16,139           $15,045
           1/99                $17,178            $16,814           $15,553
           2/99                $16,553            $16,291           $15,055
           3/99                $17,227            $16,943           $15,624
           4/99                $18,225            $17,599           $16,131
           5/99                $17,824            $17,184           $15,777
           6/99                $18,725            $18,138           $16,630
           7/99                $18,127            $17,571           $16,173
           8/99                $18,029            $17,483           $15,989
           9/99                $17,499            $17,004           $15,583
          10/99                $18,422            $18,080           $16,487
          11/99                $18,697            $18,448           $16,867
          12/99                $19,594            $19,534           $17,928
           1/00                $18,540            $18,553           $17,135
           2/00                $18,089            $18,202           $17,118
           3/00                $19,925            $19,983           $18,563
           4/00                $19,242            $19,381           $18,004
           5/00                $18,750            $18,984           $17,583
           6/00                $19,222            $19,451           $18,084
           7/00                $18,910            $19,147           $17,787
           8/00                $20,097            $20,337           $18,963
           9/00                $18,849            $19,263           $17,987
          10/00                $18,859            $19,182           $17,830
          11/00                $17,288            $17,669           $16,456
          12/00                $17,417            $17,756           $16,680
           1/01                $18,112            $18,386           $17,002
           2/01                $16,395            $16,709           $15,543
           3/01                $15,332            $15,651           $14,527
           4/01                $16,621            $16,867           $15,631
           5/01                $16,795            $16,980           $15,707

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Institutional Disciplined Equity Fund commenced operations on 01/03/97. The Disciplined Equity Fund commenced operations on 12/31/97. Performance prior to introduction is based upon historical expenses of the predecessor Institutional Disciplined Equity Fund.

The Fund is currently waiving fees. The waiver may be terminated, which would reduce returns.

Chart illustrates comparative performance of $10,000 and assumes reinvestment of all distributions. Performance of the indices does not include sales charges, but includes reinvestment of all distributions. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Large-Cap Value Funds Average describes the average total return for all funds in the indicated Lipper category, as defined by Lipper Inc. Investors cannot directly invest in an index.

AVERAGE ANNUAL TOTAL RETURNS

                                                                SINCE
                                                              INCEPTION
                                                 1 YEAR      (01/03/97)
INSTITUTIONAL DISCIPLINED EQUITY FUND             -9.99%        13.01%

LIFE OF FUND PERFORMANCE (01/03/97 TO 05/31/01)

[CHART]

                            J.P. Morgan
                           Institutional
                            Disciplined                       Lipper Large-Cap
                            Equity Fund        S&P 500 Index    Value Average
           1/97              $1,000,000         $1,000,000        $1,000,000
           2/97              $1,007,619         $1,007,840          $999,699
           3/97                $965,714           $966,428          $959,147
           4/97              $1,020,952         $1,024,124        $1,006,535
           5/97              $1,092,381         $1,086,473        $1,069,033
           6/97              $1,140,952         $1,135,147        $1,112,139
           7/97              $1,236,190         $1,225,471        $1,199,115
           8/97              $1,172,814         $1,156,820        $1,145,800
           9/97              $1,228,298         $1,220,179        $1,204,142
          10/97              $1,190,033         $1,179,425        $1,162,016
          11/97              $1,240,734         $1,234,020        $1,199,544
          12/97              $1,257,870         $1,255,208        $1,219,180
           1/98              $1,280,159         $1,269,091        $1,228,587
           2/98              $1,375,129         $1,360,618        $1,317,265
           3/98              $1,446,844         $1,430,295        $1,375,233
           4/98              $1,469,177         $1,444,684        $1,389,354
           5/98              $1,452,670         $1,419,850        $1,360,205
           6/98              $1,504,152         $1,477,524        $1,406,131
           7/98              $1,490,523         $1,461,788        $1,382,779
           8/98              $1,271,366         $1,250,443        $1,175,858
           9/98              $1,355,149         $1,330,546        $1,243,513
          10/98              $1,470,108         $1,438,773        $1,337,165
          11/98              $1,571,427         $1,525,977        $1,414,605
          12/98              $1,664,734         $1,613,904        $1,504,512
           1/99              $1,721,648         $1,681,397        $1,555,330
           2/99              $1,659,652         $1,629,139        $1,505,541
           3/99              $1,727,740         $1,694,321        $1,562,376
           4/99              $1,827,456         $1,759,942        $1,613,092
           5/99              $1,787,773         $1,718,390        $1,577,748
           6/99              $1,879,577         $1,813,761        $1,663,046
           7/99              $1,819,340         $1,757,135        $1,617,312
           8/99              $1,810,146         $1,748,349        $1,598,872
           9/99              $1,758,019         $1,700,427        $1,558,256
          10/99              $1,851,030         $1,808,030        $1,648,733
          11/99              $1,878,627         $1,844,787        $1,686,696
          12/99              $1,969,709         $1,953,445        $1,792,849
           1/00              $1,864,400         $1,855,304        $1,713,484
           2/00              $1,819,268         $1,820,183        $1,711,781
           3/00              $2,004,072         $1,998,252        $1,856,335
           4/00              $1,936,301         $1,938,125        $1,800,358
           5/00              $1,886,818         $1,898,354        $1,758,270
           6/00              $1,935,235         $1,945,149        $1,808,350
           7/00              $1,903,970         $1,914,746        $1,778,667
           8/00              $2,023,657         $2,033,671        $1,896,304
           9/00              $1,898,527         $1,926,313        $1,798,722
          10/00              $1,900,685         $1,918,165        $1,782,988
          11/00              $1,742,114         $1,766,937        $1,645,600
          12/00              $1,755,602         $1,775,577        $1,668,028
           1/01              $1,827,171         $1,838,575        $1,700,230
           2/01              $1,653,671         $1,670,934        $1,554,259
           3/01              $1,547,441         $1,565,080        $1,452,683
           4/01              $1,680,916         $1,686,702        $1,563,113
           5/01              $1,698,279         $1,698,003        $1,570,686

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Institutional Disciplined Equity Fund commenced operations on 01/03/97.

The Fund is currently waiving fees. The waiver may be terminated, which would reduce returns.

Chart illustrates comparative performance of $1,000,000 and assumes reinvestment of all distributions. Performance of the indices does not include sales charges, but includes reinvestment of all distributions. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Large-Cap Value Funds Average describes the average total return for all funds in the indicated Lipper category, as defined by Lipper Inc. Investors cannot directly invest in an index.

                   J.P. MORGAN U.S. SMALL COMPANY FUND
                  INSTITUTIONAL U.S. SMALL COMPANY FUND
                      AS OF MAY 31, 2001 (UNAUDITED)

HOW THE FUNDS PERFORMED

The Funds seek to provide high total return from a portfolio of small company stocks. During the year ended May 31, 2001, J.P. Morgan U.S. Small Company Fund returned 0.79%, and J.P. Morgan Institutional U.S. Company Fund returned 0.94%. This compares to a 5.69% return from the Russell 2000 Index, the Funds' benchmark.

HOW THE FUNDS WERE MANAGED

The U.S. equity marketplace was a proverbial roller coaster during this reporting period, rising sharply, but temporarily, on good news and declining as sharply and more on bad news.

In the former case, the Federal Reserve Board sought to jump-start our economy by cutting interest rates five times in 50 basis point increments. Congress also agreed to a fairly significant tax cut, which may bolster the economy as early as later this year.

Less heartening to investors was a domestic economy that grew by an anemic 1.3% during the first quarter. Also damaging investor confidence were numerous admissions by both large and small corporations that their earnings would fall short of expectations and might not recover for some time. Companies in the once favored TMT (technology-media-telecommunications) sectors were particularly hard hit.

These and other developments sent the stock market sharply up and down over much of this period, one that was also marked by growing investor preference for value stocks over their growth stock alternatives. In several cases, this led to lower quality companies with current earnings being favored over companies, without current earnings, but substantial long-term earnings potential. The Funds, which tend to invest in the latter group, suffered from this shift in investor sentiment.

From a sector-specific standpoint, the Funds benefited most from investments in the finance, energy and hardware sectors. In contrast, investments in the healthcare services and systems, semiconductor and technology services sectors detracted the most from performance.

LOOKING AHEAD

We are likely to continue experiencing stock market volatility until there are clear signs that the economy has bottomed and is on the way to recovery.

With the valuations of many quality companies at or near record low levels, the present market could be characterized as a buyer's market for long-term investors, such as ourselves. This is particularly true of companies in heavily battered sectors. This includes but is not limited to, the aforementioned TMT sectors, which should thrive when capital spending picks up. As this occurs, the present performance gap between value and growth stocks should narrow and eventually revert to the mean.

In our view, when the market for small capitalization stocks turns around, it will be a sharp, swift turn that will reward those investors that stood the course and took advantage of market dynamics, by buying into attractively valued companies that are poised for growth.

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[CHART]

CONSUMER CYCLICALS                       18.3%
TECHNOLOGY                               17.8%
FINANCIAL                                13.4%
HEALTH CARE                              12.0%
BASIC MATERIALS                           9.5%
CASH EQUIVALENTS & SHORT TERM PAPER       7.4%
UTILITIES                                 5.4%
REAL ESTATE                               4.9%
INDUSTRIAL CYCLICAL                       4.5%
TRANSPORTATION                            3.3%
ENERGY                                    3.3%
CONSUMER STAPLES                          0.2%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. MCDERMOTT INTERNATIONAL, INC. (1.3%) Worldwide energy services company. The Company and its subsidiaries manufacture steam-generating and environmental equipment and products for the U.S. government. McDermott also provides engineering and construction services to industrial, utility and hydrocarbon processing facilities, and to the shipping and offshore oil and gas industries.

2. AMERICREDIT CORP. (1.3%) A national consumer finance company specializing in purchasing, securitizing and servicing automobile loans. Using its branch network and strategic alliances with select auto groups and banks, the Company purchases loans made by franchised and select independent dealers to consumers who are typically unable to obtain financing from traditional sources.

3. HELLER FINANCIAL, INC. (1.2%) Provides an array of commercial financial products and services. The Company provides U.S.-based clients with cash flow financing, real estate financing, factoring and working capital loans , equipment financing and leasing, asset-based finance and equity investments.

4. CHARLES RIVER LABORATORIES INTERNATIONAL, INC. (1.2%) Provides research tools and support services that enable drug discovery and development. The Company provides the animal research models required in research and development for new drugs, devices and therapies. Charles River's customers include pharmaceutical and biotechnology companies, hospitals and academic institutions.

5. MINIMED, INC. (1.2%) Designs, develops, manufactures and markets infusion systems with a primary emphasis on the intensive management of diabetes. The Company's products include external pumps and related disposables, as well as an implantable insulin pump. MiniMed also distributes other diabetes supplies and pharmaceutical products.

6. ANCHOR GAMING (PUERTO RICO) (1.2%) A diversified gaming technology company serving states, municipalities, and gaming programs around the world. The Company develops and distributes proprietary games, and manufactures and distributes gaming devices to casinos.

7. SKYWEST, INC. (1.1%) Operates a regional airline that provides passenger and freight service in the United States. The Company operates as a Delta Connection in certain markets and as United Express in certain other markets. SkyWest also provides car rental services through a fleet of Avis vehicles located at several airports.

8. PROTECTIVE LIFE CORP. (1.1%) Provides financial services through the production, distribution and administration of insurance and investment products. The Company markets individual life insurance, indemnity and prepaid dental products, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements and annuities.

9. COUSINS PROPERTIES, INC. (1.0%) A real estate investment trust that derives its revenues from the acquisition, financing, development, management and leasing of commercial properties.

10. CLECO CORP. (1.0%) Generates, transmits, distributes, and sells electric energy to customers in Louisiana. The Company, through a subsidiary, also markets energy and energy management services, as well as is involved in energy asset development opportunities in the southeastern region of the United States.

Top 10 equity holdings comprised 11.6% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                           1 YEAR      5 YEARS   10 YEARS
 U.S. SMALL COMPANY FUND                    0.79%       8.83%     12.62%

10-YEAR PERFORMANCE (05/31/91 TO 05/31/01)

[CHART]

                                                               LIPPER
                J.P. MORGAN U.S. SMALL                     SMALL-CAP GROWTH
                    COMPANY FUND        RUSSELL 2000 INDEX  FUNDS AVERAGE
 5/91                 $10,000               $10,000            $10,000
 6/91                  $8,943                $9,422             $9,346
 7/91                  $9,711                $9,751            $10,006
 8/91                 $10,206               $10,111            $10,465
 9/91                 $10,206               $10,190            $10,511
10/91                 $10,779               $10,459            $10,996
11/91                 $10,172                $9,975            $10,444
12/91                 $11,663               $10,773            $11,712
 1/92                 $12,353               $11,647            $12,325
 2/92                 $12,514               $11,987            $12,527
 3/92                 $11,991               $11,582            $11,919
 4/92                 $11,107               $11,175            $11,283
 5/92                 $11,140               $11,324            $11,243
 6/92                 $10,562               $10,791            $10,734
 7/92                 $11,224               $11,167            $11,143
 8/92                 $10,834               $10,851            $10,833
 9/92                 $11,212               $11,101            $11,114
10/92                 $11,774               $11,451            $11,684
11/92                 $13,109               $12,328            $12,669
12/92                 $13,877               $12,757            $13,074
 1/93                 $14,177               $13,188            $13,360
 2/93                 $13,454               $12,884            $12,714
 3/93                 $13,966               $13,302            $13,191
 4/93                 $13,365               $12,936            $12,660
 5/93                 $13,971               $13,509            $13,464
 6/93                 $14,027               $13,593            $13,611
 7/93                 $14,015               $13,780            $13,705
 8/93                 $14,492               $14,375            $14,459
 9/93                 $14,789               $14,781            $15,040
10/93                 $14,969               $15,162            $15,231
11/93                 $14,608               $14,668            $14,650
12/93                 $15,068               $15,169            $15,359
 1/94                 $15,477               $15,644            $15,778
 2/94                 $15,273               $15,587            $15,655
 3/94                 $14,592               $14,766            $14,738
 4/94                 $14,487               $14,854            $14,681
 5/94                 $14,130               $14,687            $14,341
 6/94                 $13,615               $14,191            $13,609
 7/94                 $13,881               $14,425            $13,916
 8/94                 $14,548               $15,228            $14,842
 9/94                 $14,424               $15,176            $14,970
10/94                 $14,528               $15,115            $15,274
11/94                 $13,874               $14,504            $14,661
12/94                 $14,180               $14,893            $14,945
 1/95                 $14,158               $14,704            $14,757
 2/95                 $14,814               $15,317            $15,367
 3/95                 $15,297               $15,579            $15,850
 4/95                 $15,657               $15,925            $16,036
 5/95                 $15,866               $16,199            $16,224
 6/95                 $16,687               $17,039            $17,404
 7/95                 $17,545               $18,021            $18,847
 8/95                 $17,893               $18,394            $19,057
 9/95                 $18,200               $18,722            $19,626
10/95                 $17,601               $17,885            $19,048
11/95                 $18,323               $18,636            $19,706
12/95                 $18,698               $19,128            $20,108
 1/96                 $18,813               $19,107            $19,881
 2/96                 $19,494               $19,703            $20,876
 3/96                 $19,781               $20,104            $21,548
 4/96                 $20,790               $21,179            $23,390
 5/96                 $21,496               $22,013            $24,490
 6/96                 $20,618               $21,110            $23,297
 7/96                 $19,190               $19,266            $20,870
 8/96                 $20,199               $20,384            $22,228
 9/96                 $21,010               $21,181            $23,527
10/96                 $21,124               $20,855            $22,707
11/96                 $21,901               $21,714            $23,239
12/96                 $22,577               $22,283            $23,692
 1/97                 $23,056               $22,728            $24,196
 2/97                 $22,577               $22,177            $22,715
 3/97                 $21,475               $21,131            $21,303
 4/97                 $21,348               $21,189            $20,974
 5/97                 $23,535               $23,547            $23,782
 6/97                 $24,638               $24,556            $25,054
 7/97                 $26,211               $25,699            $26,486
 8/97                 $26,731               $26,287            $26,946
 9/97                 $28,410               $28,210            $29,061
10/97                 $27,209               $26,971            $27,544
11/97                 $27,336               $26,797            $27,162
12/97                 $27,715               $27,266            $27,207
 1/98                 $26,886               $26,835            $26,883
 2/98                 $29,414               $28,820            $29,042
 3/98                 $30,946               $30,008            $30,386
 4/98                 $30,683               $30,174            $30,660
 5/98                 $29,036               $28,549            $28,640
 6/98                 $28,827               $28,609            $29,145
 7/98                 $26,330               $26,293            $26,911
 8/98                 $21,162               $21,187            $20,780
 9/98                 $22,602               $22,846            $22,243
10/98                 $23,274               $23,777            $23,386
11/98                 $24,419               $25,023            $25,173
12/98                 $26,194               $26,571            $27,612
 1/99                 $26,242               $26,924            $28,168
 2/99                 $23,961               $24,744            $25,403
 3/99                 $24,922               $25,130            $26,262
 4/99                 $26,242               $27,382            $27,446
 5/99                 $25,858               $27,782            $27,633
 6/99                 $27,791               $29,038            $30,124
 7/99                 $27,647               $28,241            $30,115
 8/99                 $27,226               $27,196            $29,627
 9/99                 $27,995               $27,202            $30,141
10/99                 $29,267               $27,312            $31,600
11/99                 $32,965               $28,943            $35,342
12/99                 $37,703               $32,220            $41,777
 1/00                 $37,499               $31,702            $41,452
 2/00                 $44,871               $36,937            $51,427
 3/00                 $40,801               $34,502            $48,276
 4/00                 $34,989               $32,426            $42,604
 5/00                 $32,540               $30,536            $38,835
 6/00                 $37,883               $33,198            $45,159
 7/00                 $35,962               $32,130            $42,420
 8/00                 $40,069               $34,581            $47,339
 9/00                 $38,976               $33,565            $45,785
10/00                 $36,166               $32,067            $42,962
11/00                 $30,628               $28,775            $35,599
12/00                 $34,009               $31,246            $38,884
 1/01                 $34,490               $32,873            $40,065
 2/01                 $30,884               $30,716            $34,661
 3/01                 $28,644               $29,214            $31,516
 4/01                 $31,561               $31,499            $35,374
 5/01                 $32,798               $32,273            $36,358

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The U.S. Small Company Fund commenced operations on 06/27/85.

Chart illustrates comparative performance of $10,000 and assumes reinvestment of all distributions. Performance of the indices does not include sales charges, but includes reinvestment of all distributions. The Russell 2000 is an unmanaged index used to measure the average stock performance of U.S. small-cap stocks. The Lipper Small-Cap Core Funds Average describes the average total return for all funds in the indicated Lipper category, as defined by Lipper Inc. Investors cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS

                                           1 YEAR      5 YEARS   10 YEARS
INSTITUTIONAL U.S. SMALL COMPANY FUND         0.94%      8.98%      12.71%

10-YEAR PERFORMANCE (05/31/91 TO 05/31/01)

[CHART]

                  J.P. MORGAN                                 LIPPER
            INSTITUTIONAL U.S. SMALL                     SMALL-CAP GROWTH
                  COMPANY FUND       RUSSELL 2000 INDEX   FUNDS AVERAGE
 5/91              $1,000,000            $1,000,000         $1,000,000
 6/91                $894,327              $942,170           $934,569
 7/91                $971,079              $975,137         $1,000,594
 8/91              $1,020,578            $1,011,100         $1,046,466
 9/91              $1,020,578            $1,018,986         $1,051,128
10/91              $1,077,864            $1,045,928         $1,099,618
11/91              $1,017,241              $997,523         $1,044,388
12/91              $1,166,296            $1,077,344         $1,171,229
 1/92              $1,235,261            $1,164,717         $1,232,457
 2/92              $1,251,390            $1,198,715         $1,252,749
 3/92              $1,199,110            $1,158,151         $1,191,932
 4/92              $1,110,679            $1,117,488         $1,128,273
 5/92              $1,114,016            $1,132,350         $1,124,347
 6/92              $1,056,174            $1,079,141         $1,073,441
 7/92              $1,122,358            $1,116,652         $1,114,313
 8/92              $1,083,426            $1,085,073         $1,083,262
 9/92              $1,121,246            $1,110,063         $1,111,391
10/92              $1,177,419            $1,145,096         $1,168,404
11/92              $1,310,901            $1,232,788         $1,266,857
12/92              $1,387,653            $1,275,689         $1,307,418
 1/93              $1,417,686            $1,318,832         $1,335,973
 2/93              $1,345,384            $1,288,420         $1,271,438
 3/93              $1,396,552            $1,330,216         $1,319,146
 4/93              $1,336,485            $1,293,649         $1,265,966
 5/93              $1,397,108            $1,350,867         $1,346,373
 6/93              $1,402,688            $1,359,256         $1,361,107
 7/93              $1,401,525            $1,378,027         $1,370,514
 8/93              $1,449,211            $1,437,530         $1,445,886
 9/93              $1,478,870            $1,478,097         $1,504,002
10/93              $1,496,898            $1,516,158         $1,523,072
11/93              $1,461,515            $1,466,762         $1,465,043
12/93              $1,506,892            $1,516,881         $1,535,905
 1/94              $1,547,771            $1,564,405         $1,577,829
 2/94              $1,526,627            $1,558,726         $1,565,491
 3/94              $1,460,375            $1,476,628         $1,473,835
 4/94              $1,449,098            $1,485,385         $1,468,130
 5/94              $1,413,857            $1,468,674         $1,434,058
 6/94              $1,361,701            $1,419,121         $1,360,919
 7/94              $1,389,591            $1,442,451         $1,391,605
 8/94              $1,456,031            $1,522,796         $1,484,178
 9/94              $1,443,308            $1,517,634         $1,497,035
10/94              $1,453,204            $1,511,502         $1,527,448
11/94              $1,389,591            $1,450,423         $1,466,083
12/94              $1,419,311            $1,489,250         $1,494,523
 1/95              $1,416,467            $1,470,441         $1,475,714
 2/95              $1,483,308            $1,531,656         $1,536,734
 3/95              $1,530,239            $1,557,908         $1,584,960
 4/95              $1,567,215            $1,592,525         $1,603,596
 5/95              $1,587,125            $1,619,900         $1,622,446
 6/95              $1,669,610            $1,703,941         $1,740,447
 7/95              $1,754,939            $1,802,088         $1,884,652
 8/95              $1,790,573            $1,839,373         $1,905,730
 9/95              $1,821,268            $1,872,224         $1,962,584
10/95              $1,761,339            $1,788,498         $1,904,841
11/95              $1,834,423            $1,863,633         $1,970,630
12/95              $1,871,764            $1,912,796         $2,010,788
 1/96              $1,884,088            $1,910,730         $1,988,122
 2/96              $1,951,872            $1,970,287         $2,087,601
 3/96              $1,979,602            $2,010,383         $2,154,826
 4/96              $2,081,278            $2,117,878         $2,339,029
 5/96              $2,152,143            $2,201,344         $2,449,047
 6/96              $2,064,332            $2,110,956         $2,329,669
 7/96              $1,921,061            $1,926,585         $2,087,035
 8/96              $2,022,362            $2,038,443         $2,222,752
 9/96              $2,103,843            $2,118,105         $2,352,691
10/96              $2,115,251            $2,085,465         $2,270,703
11/96              $2,193,473            $2,171,387         $2,323,904
12/96              $2,261,775            $2,228,299         $2,369,247
 1/97              $2,310,253            $2,272,820         $2,419,608
 2/97              $2,260,103            $2,217,704         $2,271,504
 3/97              $2,149,772            $2,113,051         $2,130,340
 4/97              $2,136,399            $2,118,946         $2,097,380
 5/97              $2,355,388            $2,354,679         $2,378,175
 6/97              $2,465,719            $2,455,600         $2,505,400
 7/97              $2,624,528            $2,569,859         $2,648,641
 8/97              $2,677,031            $2,628,658         $2,694,616
 9/97              $2,844,016            $2,821,049         $2,906,071
10/97              $2,724,490            $2,697,121         $2,754,406
11/97              $2,736,794            $2,679,670         $2,716,188
12/97              $2,775,142            $2,726,564         $2,720,692
 1/98              $2,693,352            $2,683,539         $2,688,323
 2/98              $2,946,329            $2,881,960         $2,904,249
 3/98              $3,100,398            $3,000,812         $3,038,587
 4/98              $3,075,671            $3,017,407         $3,066,037
 5/98              $2,910,190            $2,854,889         $2,863,950
 6/98              $2,891,169            $2,860,884         $2,914,472
 7/98              $2,640,094            $2,629,296         $2,691,128
 8/98              $2,121,484            $2,118,739         $2,077,958
 9/98              $2,266,478            $2,284,552         $2,224,257
10/98              $2,335,159            $2,377,716         $2,338,605
11/98              $2,449,628            $2,502,284         $2,517,326
12/98              $2,628,702            $2,657,126         $2,761,214
 1/99              $2,633,036            $2,692,439         $2,816,763
 2/99              $2,405,490            $2,474,378         $2,540,304
 3/99              $2,500,842            $2,513,003         $2,626,241
 4/99              $2,635,203            $2,738,193         $2,744,572
 5/99              $2,596,195            $2,778,198         $2,763,278
 6/99              $2,791,235            $2,903,829         $3,012,406
 7/99              $2,778,232            $2,824,148         $3,011,544
 8/99              $2,737,094            $2,719,626         $2,962,654
 9/99              $2,815,173            $2,720,224         $3,014,105
10/99              $2,943,135            $2,731,241         $3,159,997
11/99              $3,316,178            $2,894,323         $3,534,230
12/99              $3,793,326            $3,221,961         $4,177,684
 1/00              $3,773,806            $3,170,216         $4,145,167
 2/00              $4,515,554            $3,693,746         $5,142,723
 3/00              $4,107,810            $3,450,217         $4,827,645
 4/00              $3,522,219            $3,242,583         $4,260,443
 5/00              $3,277,138            $3,053,605         $3,883,525
 6/00              $3,815,014            $3,319,788         $4,515,869
 7/00              $3,621,986            $3,212,990         $4,241,956
 8/00              $4,036,703            $3,458,142         $4,733,944
 9/00              $3,925,900            $3,356,507         $4,578,466
10/00              $3,643,461            $3,206,672         $4,296,152
11/00              $3,085,101            $2,877,507         $3,559,861
12/00              $3,429,481            $3,124,628         $3,888,421
 1/01              $3,476,596            $3,287,296         $4,006,510
 2/01              $3,114,554            $3,071,616         $3,466,058
 3/01              $2,888,898            $2,921,353         $3,151,614
 4/01              $3,183,987            $3,149,890         $3,537,422
 5/01              $3,307,974            $3,227,315         $3,635,802

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Institutional U.S. Small Company Fund commenced operations on 11/04/93. Performance prior to introduction is based upon historical expenses of the predecessor U.S. Small Company Fund.

The Institutional Fund is currently waiving fees. The waiver may be terminated, which would reduce returns.

Chart illustrates comparative performance of $1,000,000 and assumes reinvestment of all distributions. Performance of the indices does not include sales charges, but includes reinvestment of all distributions. The Russell 2000 is an unmanaged index used to measure the average stock performance of U.S. small-cap stocks. The Lipper Small-Cap Core Funds Average describes the average total return for all funds in the indicated Lipper category, as defined by Lipper Inc. Investors cannot invest directly in an index.

                      J.P. MORGAN U.S. SMALL COMPANY
                           OPPORTUNITIES FUND
                      AS OF MAY 31, 2001 (UNAUDITED)


HOW THE FUND PERFORMED

The Fund seeks to provide long-term growth through a portfolio of small-company growth stocks. During the year ended May 31, 2001, J.P. Morgan U.S. Small Company Opportunities Fund fell 15.51%. This compares to a loss of 15.74% from the Russell 2000 Growth Index, the Fund's benchmark.

HOW THE FUND WAS MANAGED

The reporting period proved volatile for the U.S. equity marketplace, which temporarily rose sharply on good news, but declined sharply on bad news. The Federal Reserve Board sought to jump-start our economy by cutting interest rates five times in 50 basis point increments. Congress also agreed to a fairly significant tax cut, which may bolster the economy as early as later this year.

News of a domestic economy that grew by an anemic 1.3% during the first quarter was discouraging to investors. Additionally, numerous admissions by both large and small corporations that their earnings would fall short of expectations and might not recover for some time damaged investor confidence. Companies in the once favored TMT (technology-media-telecommunications) sectors were particularly hard hit.

These and other developments sent the stock market sharply up and down over much of this period, one that was also marked by growing investor preference for value stocks over their growth stock alternatives. In several cases, this led to lower quality companies with current earnings being favored over companies, without current earnings, but substantial long-term earnings potential. The Fund, which focuses on the latter group, suffered from this shift in investor sentiment.

Among specific industries, the Fund benefited most from its investments in the pharmaceutical, energy and hardware sectors. Conversely, investments in the software, semiconductor and technology services sectors detracted the most from performance.

LOOKING AHEAD

Until there are clear signs that the economy has bottomed and is on the way to recovery, we are likely to continue experiencing stock market volatility. With the valuations of many quality companies at or near record low levels, the present market could be characterized as a buyer's market for long-term investors, such as ourselves. This is particularly true of companies in heavily battered sectors. This includes, but is not limited to, the aforementioned TMT sectors, which should thrive when capital spending picks up. As this occurs, the present performance gap between value and growth stocks should narrow and eventually revert to the mean.

We believe that when the small-cap market turns around, it will reward those investors that stood the course and took advantage of market dynamics, by buying into attractively valued companies that are poised for growth.

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[CHART]

TECHNOLOGY                                   29.6%
HEALTH CARE                                  21.1%
CONSUMER CYCLICALS                           16.8%
FINANCIAL                                     7.5%
CASH EQUIVALENTS & SHORT TERM PAPER           7.4%
ENERGY                                        6.4%
BASIC MATERIALS                               4.3%
UTILITIES                                     3.9%
INDUSTRIAL CYCLICAL                           1.5%
CONSUMER STAPLES                              0.8%
TRANSPORTATION                                0.7%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. HELLER FINANCIAL, INC. (1.8%) Provides an array of commercial financial products and services. The Company provides US-based clients with cash flow financing, real estate financing, factoring and working capital loans, equipment financing and leasing, asset-based finance and equity investments.

2. ALLIED CAPITAL CORP. (1.8%) Is a business development company that provides long-term investment capital to support the expansion of growing middle-market companies. The Company provides mezzanine debt and equity financing and also participates in the real estate capital markets as an investor in commercial mortgage-backed securities.

3. CORE LABORATORIES NV (NETHERLANDS) (1.8%) Provides reservoir description, production enhancement and reservoir management services. The Company's customers include major, national and independent oil and gas producers. Core also manufactures and sells petroleum reservoir rock and fluid analysis instrumentation and other integrated systems.

4. ENZON, INC. (1.7%) Biopharmaceutical company that develops, manufactures and markets enhanced therapeutics for life-threatening diseases. The Company's technologies utilize polyethylene glycol modification and single-chain antigen binding proteins. Enzon also licenses its technology and products.

5. ABGENIX, INC. (1.7%) Biopharmaceutical company that develops antibody therapeutic products for the treatment of a variety of disease conditions. The Company's products treat transplant-related diseases, inflammatory and autoimmune disorders and cancer. Abgenix utilizes its XenoMouse technology to build a diversified product portfolio.

6. OM GROUP, INC. (1.7%) Produces and markets value-added metal-based specialty chemicals and powders. The Company supplies metal carboxylates, inorganic metal salts and metal powders for diverse applications to a variety of industries. OM's products are used to manufacture coatings, custom catalysts, liquid detergents, lubricants, fuel additives, colorants and rechargeable batteries.

7. FINANCIAL FEDERAL CORP. (1.7%) Provides installment financing and leasing programs for manufacturers, dealers and users of industrial, commercial and professional equipment. The Company markets its services primarily to middle-market companies in the general construction, road and infrastructure, manufacturing, trucking and waste disposal industries.

8. GILEAD SCIENCES, INC. (1.7%) Discovers, develops and commercializes therapeutics for viral diseases. The Company markets VISTIDE for the treatment of CMV retinitis, a sight-threatening viral infection in patients with AIDS. Gilead is also developing products to treat diseases caused by HIV, hepatitis B virus and influenza virus.

9. INTERNET SECURITY SYSTEMS, INC. (1.6%) Provides security management solutions for the Internet. The Company provides SAFEsuite security software, remote managed security services and strategic consulting and education offerings. Internet Security's customers include commercial banks, telecommunications companies and government agencies located worldwide.

10. SMARTFORCE PLC, ADR (IRELAND) (1.6%) Provides an electronic learning solution, which enables users to access and participate in integrated learning events via the Internet. The Company's Web site features online mentors, links to relevant learning events and access to a course catalog. SmartForce serves businesses and individuals.


Top 10 equity holdings comprised 17.1% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                                                SINCE
                                                              INCEPTION
                                                 1 YEAR      (06/16/97)

U.S. SMALL COMPANY OPPORTUNITIES FUND            -15.51%         8.49%

LIFE OF FUND PERFORMANCE (06/16/97 TO 05/31/01)

[CHART]

                    J.P. MORGAN
                 U.S. SMALL COMPANY       RUSSELL       LIPPER SMALL COMPANY
                 OPPORTUNITES FUND   2000 GROWTH INDEX  GROWTH FUNDS AVERAGE
 6/97                 $10,000            $10,000               $10,000
 7/97                 $10,632            $10,512               $10,669
 8/97                 $10,846            $10,828               $10,875
 9/97                 $11,897            $11,692               $11,777
10/97                 $11,206            $10,990               $11,196
11/97                 $11,060            $10,728               $10,996
12/97                 $11,518            $10,734               $11,055
 1/98                 $11,508            $10,591               $10,889
 2/98                 $12,539            $11,526               $11,806
 3/98                 $13,268            $12,009               $12,426
 4/98                 $13,239            $12,083               $12,548
 5/98                 $12,228            $11,205               $11,713
 6/98                 $12,335            $11,319               $11,969
 7/98                 $11,537            $10,374               $11,096
 8/98                  $8,804             $7,979                $8,683
 9/98                  $9,844             $8,788                $9,332
10/98                 $10,165             $9,247                $9,718
11/98                 $11,002             $9,964               $10,497
12/98                 $12,117            $10,866               $11,584
 1/99                 $12,677            $11,355               $11,855
 2/99                 $11,567            $10,316               $10,755
 3/99                 $11,957            $10,683               $11,208
 4/99                 $12,397            $11,627               $11,682
 5/99                 $12,167            $11,645               $11,782
 6/99                 $13,517            $12,259               $12,830
 7/99                 $13,467            $11,880               $12,818
 8/99                 $13,247            $11,435               $12,654
 9/99                 $13,737            $11,656               $12,976
10/99                 $14,447            $11,954               $13,700
11/99                 $16,426            $13,218               $15,402
12/99                 $19,586            $15,548               $18,297
 1/00                 $20,265            $15,403               $18,144
 2/00                 $25,454            $18,987               $22,835
 3/00                 $21,595            $16,991               $21,256
 4/00                 $17,986            $15,276               $18,771
 5/00                 $15,896            $13,938               $17,182
 6/00                 $19,866            $15,739               $19,973
 7/00                 $18,126            $14,390               $18,630
 8/00                 $21,335            $15,903               $20,796
 9/00                 $20,275            $15,113               $20,035
10/00                 $18,006            $13,887               $18,598
11/00                 $13,627            $11,365               $15,350
12/00                 $15,349            $12,061               $16,672
 1/01                 $15,635            $13,037               $17,039
 2/01                 $13,046            $11,250               $14,798
 3/01                 $11,239            $10,227               $13,435
 4/01                 $13,123            $11,479               $14,994
 5/01                 $13,431            $11,745               $15,348

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 06/16/97.

The Fund is currently waiving fees. The waiver may be terminated, which would reduce returns.

Chart illustrates comparative performance of $10,000 and assumes reinvestment of all distributions. Performance of the indices does not include sales charges, but includes reinvestment of all distributions. The performance reflects an initial investment at the end of the month following the Fund's commencement of operations. The Russell 2000 Growth Index is an unmanaged index of small, growth-oriented U.S. stocks. The Lipper Small Company Growth Funds Average describes the average total return for all funds in the indicated Lipper category, as defined by Lipper Inc. Investors cannot invest directly in an index.

J.P. MORGAN MARKET NEUTRAL FUND
PORTFOLIO OF INVESTMENTS

As of May 31, 2001
(Amounts in thousands)

SHARES       ISSUER                                        VALUE
--------------------------------------------------------------------
     LONG POSITIONS-- 100.0%**
--------------------------------------------------------------------
             Common Stock-- 94.4%
             --------------------
             AEROSPACE-- 0.3%
        0^   Boeing Co.                                  $        25
        1    Goodrich Co.                                         29
                                                         -----------
                                                                  54
             AIRLINES-- 0.6%
        6    Southwest Airlines Co.                              119

             APPAREL-- 0.7%
        3    Jones Apparel Group, Inc.*                          141

             AUTOMOTIVE-- 0.0%
        0^   Visteon Corp.                                         3

             BANKING-- 8.4%
        8    AmSouth Bancorporation                              147
        5    Bank One Corp.                                      215
        4    Banknorth Group, Inc.                                87
        3    Compass Bancshares, Inc.                             71
        1    Dime Bancorp, Inc.                                   35
        1    First Union Corp.                                    29
        3    Golden State Bancorp, Inc.                           79
        5    GreenPoint Financial Corp.                          186
        7    Hibernia Corp., Class A                             109
        1    IndyMac Bancorp, Inc.*                               30
        6    KeyCorp                                             136
        3    PNC Financial Services Group, Inc.                  194
        9    U.S. Bancorp                                        190
        2    Wilmington Trust Corp.                              102
                                                         -----------
                                                               1,610
             BIOTECHNOLOGY-- 1.3%
        2    Amgen, Inc.*                                        100
        0^   Genzyme Corp.-- General Division*                    43
        2    Human Genome Sciences, Inc.*                        106
                                                         -----------
                                                                 249
             CHEMICALS-- 3.1%
        5    PPG Industries, Inc.                                300
        3    Praxair, Inc.                                       171
        3    Rohm & Haas Co.                                     106
                                                         -----------
                                                                 577
             COMPUTER NETWORKS-- 0.2%
        2    Cisco Systems, Inc.*                                 40

             COMPUTER SOFTWARE-- 2.6%
        2    BEA Systems, Inc.*                                   75
        2    Citrix Systems, Inc.*                                36
        2    i2 Technologies, Inc.*                               40
        0^   Oracle Corp.*                                         3
        8    Parametric Technology Corp.*                         96
        4    Peregrine Systems, Inc.*                            114
        1    Siebel Systems, Inc.*                                32
        1    Veritas Software Corp.*                              86
                                                         -----------
                                                                 482

                       See notes to financial statements.

As of May 31, 2001
(Amounts in thousands)

SHARES       ISSUER                                        VALUE
--------------------------------------------------------------------
     LONG POSITIONS-- CONTINUED
--------------------------------------------------------------------
             COMPUTERS/COMPUTER HARDWARE-- 2.9%
        5    Compaq Computer Corp.                       $        82
        0^   EMC Corp.*                                            9
        1    International Business Machines Corp.               123
        4    NCR Corp.*                                          193
        1    Quantum Corporation Digital Linear
             Tape & Storage*                                      12
        1    Redback Networks, Inc.*                              16
        6    Sun Microsystems, Inc.*                             105
                                                         -----------
                                                                 540
             CONSUMER PRODUCTS-- 3.2%
        2    Estee Lauder Co., Inc., Class A                      97
        2    Gillette Co.                                         69
        2    Kimberly-Clark Corp.                                 97
        6    Philip Morris Companies, Inc.                       320
        0^   Procter & Gamble Co.                                 19
                                                         -----------
                                                                 602
             DIVERSIFIED-- 2.8%
        6    Cendant Corp.*                                      109
        6    CIT Group, Inc.                                     219
        2    Legg Mason, Inc.                                     82
        2    Tyco International LTD (Bermuda)                    126
                                                         -----------
                                                                 536
             ELECTRONICS/ELECTRICAL EQUIPMENT-- 4.3%
        5    Ameren Corp.                                        201
        3    Cinergy Corp.                                       110
        0^   Emerson                                              27
        4    Johnson Controls, Inc.                              274
        8    Wisconsin Energy Corp.                              191
                                                         -----------
                                                                 803
             FINANCIAL SERVICES-- 7.9%
        0^   American Express Co.                                 17
        3    AmeriCredit Corp.*                                  146
        3    Capital One Financial Corp.                         208
        1    Charles Schwab Corp.                                 15
        2    Charter One Financial, Inc.                          70
        4    Citigroup, Inc.                                     190
        2    Countrywide Credit Industries, Inc.                  85
       11    E*Trade Group, Inc.*                                 80
        1    Fannie Mae                                           99
        2    Federal Home Loan Mortgage Corp.                     99
        1    Goldman Sachs Group, Inc.                            76
        1    Household International, Inc.                        92
        3    Providian Financial Corp.                           170
        4    Stilwell Financial, Inc.                            115
        1    Washington Mutual, Inc.                              23
                                                         -----------
                                                               1,485
             FOOD/BEVERAGE PRODUCTS-- 1.2%
        1    General Mills, Inc.                                  25
        2    Kroger Co.*                                          57
        1    Quaker Oats Co.                                      48
        2    Safeway, Inc.*                                       87
                                                         -----------
                                                                 217

                       See notes to financial statements.

As of May 31, 2001
(Amounts in thousands)

SHARES       ISSUER                                        VALUE
--------------------------------------------------------------------
     LONG POSITIONS-- CONTINUED
--------------------------------------------------------------------
             HEALTH CARE/HEALTH CARE SERVICES-- 1.8%
        1    Aetna, Inc.*                                $        30
        2    Becton, Dickinson & Co.                              62
        2    C.R. Bard, Inc.                                     119
        3    Tenet Healthcare Corp.*                             123
                                                         -----------
                                                                 334
             HOTELS/OTHER LODGING-- 1.9%
        5    Marriott International, Inc., Class A               247
        3    Starwood Hotels & Resorts Worldwide, Inc.           117
                                                         -----------
                                                                 364
             INSURANCE-- 8.0%
        5    Allstate Corp.                                      221
        5    AMBAC Financial Group, Inc.                         263
        2    American General Corp.                               77
        3    Cigna Corp.                                         236
        2    Hartford Financial Services Group, Inc.             122
        1    Lincoln National Corp.                               34
        3    MBIA, Inc.                                          174
        2    Protective Life Corp.                                69
        3    St. Paul Companies, Inc.                            152
        4    Torchmark Corp.                                     152
                                                         -----------
                                                               1,500
             INTERNET SERVICES/SOFTWARE-- 1.6%
        2    eBay, Inc.*                                          97
        1    Internet Security Systems, Inc.*                     48
        8    TD Waterhouse Group, Inc.*                           91
        1    VeriSign, Inc.*                                      57
                                                         -----------
                                                                 293
             MACHINERY & ENGINEERING EQUIPMENT-- 1.2%
        1    Ingersoll-Rand Co.                                   69
        3    Rockwell International Corp.                        160
                                                         -----------
                                                                 229
             MANUFACTURING-- 2.0%
        5    Cooper Industries, Inc.                             186
        1    Danaher Corp.                                        82
        1    Eaton Corp.                                         102
                                                         -----------
                                                                 370
             METALS/MINING-- 0.9%
        4    Alcoa, Inc.                                         164

             MULTI-MEDIA-- 4.5%
        4    AOL Time Warner, Inc.*                              198
        5    Fox Entertainment Group, Inc.*                      120
        4    Gannett Co., Inc.                                   272
        6    Gemstar-TV Guide International, Inc.*               233
        1    New York Times Co., Class A                          21
                                                         -----------
                                                                 844
             OIL & GAS-- 8.0%
        3    Anadarko Petroleum Corp.                            169
        2    Baker Hughes, Inc.                                   79
        4    Chevron Corp.                                       355

                       See notes to financial statements.

As of May 31, 2001
(Amounts in thousands)

SHARES       ISSUER                                        VALUE
--------------------------------------------------------------------
     LONG POSITIONS-- CONTINUED
--------------------------------------------------------------------
             OIL & GAS -- CONTINUED
        3    Cooper Cameron Corp.*                       $       187
        0^   Devon Energy Corp.                                   17
        2    Diamond Offshore Drilling, Inc.                      59
        2    Exxon Mobil Corp.                                   204
        7    Global Marine, Inc.*                                180
        3    Rowan Companies, Inc.*                               96
        2    Sunoco, Inc.                                         86
        1    Texaco, Inc.                                         93
                                                         -----------
                                                               1,525
             PAPER/FOREST PRODUCTS-- 0.8%
        9    Smurfit-Stone Container Corp.*                      140
        0^   Temple-Inland, Inc.                                  11
                                                         -----------
                                                                 151
             PHARMACEUTICALS-- 4.5%
        2    Alza Corp.*                                          94
        2    American Home Products Corp.                        133
        1    Forest Laboratories, Inc.*                          104
        2    Merck & Co., Inc.                                   139
        0^   Omnicare, Inc.                                        2
        3    Pfizer, Inc.                                        133
        3    Pharmacia Corp.                                     131
        3    Schering-Plough Corp.                               113
                                                         -----------
                                                                 849
             PIPELINES-- 0.3%
        1    Dynegy, Inc., Class A                                54

             REAL ESTATE INVESTMENT TRUST-- 2.5%
        2    Archstone Communities Trust                          55
        0^   Equity Office Properties Trust                        9
        1    Equity Residential Properties Trust                  75
        3    General Growth Properties, Inc.                      94
        2    Highwoods Properties, Inc.                           40
        1    Kimco Realty Corp.                                   34
        4    ProLogis Trust                                       94
        1    Simon Property Group, Inc.                           30
        3    United Dominion Realty Trust, Inc.                   41
                                                         -----------
                                                                 472
             RETAILING-- 3.0%
        2    Abercrombie & Fitch Co., Class A*                    74
        2    Federated Department Stores, Inc.*                  103
        2    Home Depot, Inc.                                     79
        3    MAY Department Stores Co.                            88
        3    Target Corp.                                        114
        3    TJX Companies, Inc.                                 107
                                                         -----------
                                                                 565
             SEMI-CONDUCTORS-- 1.6%
        1    Altera Corp.*                                        34
        1    Applied Materials, Inc.*                             69
        1    Lattice Semiconductor Corp.*                         30
        1    Linear Technology Corp.                              58
        1    Maxim Integrated Products, Inc.*                     26
        1    PMC-Sierra, Inc.*                                    38
        1    Xilinx, Inc.*                                        45
                                                         -----------
                                                                 300

                       See notes to financial statements.

As of May 31, 2001
(Amounts in thousands)

SHARES       ISSUER                                        VALUE
--------------------------------------------------------------------
     LONG POSITIONS-- CONTINUED
--------------------------------------------------------------------
             SHIPPING/TRANSPORTATION-- 0.6%
        4    C.H. Robinson Worldwide, Inc.               $       111
        0^   Gatx Corp.                                            8
                                                         -----------
                                                                 119
             TELECOMMUNICATIONS-- 2.2%
        2    Adelphia Communications Corp., Class A*              92
        8    AT&T Corp.-- Liberty Media Group, Class A*          137
        4    Charter Communications, Inc.*                        85
        2    Global Crossing LTD (Bermuda)*                       24
        2    Level 3 Communications, Inc.*                        20
        0^   Nextel Communications, Inc., Class A*                 5
        1    Qwest Communications International*                  22
        2    Sprint Corp., (PCS Group)*                           35
                                                         -----------
                                                                 420
             TELECOMMUNICATIONS EQUIPMENT-- 0.6%
        2    CIENA Corp.*                                         86
        1    Juniper Networks, Inc.*                              26
        0^   Qualcomm, Inc.*                                       6
                                                         -----------
                                                                 118
             TOYS & GAMES-- 0.2%
        2    Hasbro, Inc.                                         24
        0^   Mattel, Inc.                                          5
                                                         -----------
                                                                  29
             TRANSPORTATION-- 1.5%
        9    Burlington Northern Santa Fe Corp.                  292

             UTILITIES-- 6.9%
        3    CMS Energy Corp.                                     95
        2    DTE Energy Co.                                       89
        8    Edison International                                 88
        5    Entergy Corp.                                       216
        8    PG & E Corp.                                         91
        6    Pinnacle West Capital Corp.                         280
        4    Progress Energy, Inc.                               183
        1    TECO Energy, Inc.                                    19
        3    TXU Corp.                                           143
        3    Xcel Energy, Inc.                                    94
                                                         -----------
                                                               1,298
             WAREHOUSING-- 0.3%
        1    W.W. Grainger, Inc.                                  53

                                                         -----------
             Total Common Stock                               17,801
             (Cost $15,656)
                                                         -----------
     SHORT-TERM INVESTMENT-- 5.6%

             Money Market Fund-- 5.6%

    1,059    J.P. Morgan Institutional Prime
             Money Market Fund+                                1,059
             (Cost $1,059)
                                                         -----------
             Total Long Positions-- 100.0%                    18,860
             (Cost $16,715)
                                                         -----------

                       See notes to financial statements.

As of May 31, 2001
(Amounts in thousands)

SHARES       ISSUER                                        VALUE
---------------------------------------------------------------------
     SHORT POSITIONS-- 100%
---------------------------------------------------------------------
             Common Stock--- 100.0%
             ----------------------
             Advertising-- 1.2%
       (1)   Omnicom Group                                $     (103)
       (3)   The Interpublic Group of Companies, Inc.            (99)
                                                          -----------
                                                                (202)
             AEROSPACE-- 0.7%
       (1)   Lockheed Martin Corp.                               (38)
       (3)   Raytheon Co.*                                       (78)
                                                          -----------
                                                                (116)
             AIRLINES-- 1.1%
       (2)   AMR Corp.*                                          (78)
       (0)^  Continental Airlines, Inc., Class B*                (10)
       (3)   UAL Corp.                                          (104)
                                                          -----------
                                                                (192)
             AUTOMOTIVE-- 2.6%
       (4)   Dana Corp.                                          (95)
       (9)   Ford Motor Co.                                     (209)
       (2)   General Motors Corp.                               (114)
       (1)   PACCAR, Inc.                                        (38)
                                                          -----------
                                                                (456)
             BANKING-- 12.1%
       (1)   Bank of America Corp.                               (41)
       (1)   Bank of New York Co., Inc.                          (76)
       (6)   BB&T Corp.                                         (211)
       (2)   Commerce Bancorp, Inc.                             (103)
       (2)   Commerce Bancshares, Inc.                           (79)
       (2)   Cullen/Frost Bankers, Inc.                          (77)
       (3)   Fifth Third Bancorp                                (159)
       (2)   First Virginia Banks, Inc.                          (74)
       (3)   Firstmerit Corp.                                    (76)
       (3)   FleetBoston Financial Corp.                        (141)
       (1)   Huntington Bancshares                               (21)
       (3)   M&T Bank Corp.                                     (196)
       (3)   Mellon Financial Corp.                             (124)
       (0)^  Mercantile Bankshares Corp.                         (12)
       (7)   National City Corp.                                (208)
       (2)   Northern Trust Corp.                               (139)
       (1)   Regions Financial Corp.                             (40)
       (1)   SouthTrust Corp.                                    (30)
       (1)   Valley National Bancorp                             (32)
       (4)   Wells Fargo & Co.                                  (198)
       (2)   Zions Bancorp.                                     (103)
                                                          -----------
                                                              (2,140)
             BIOTECHNOLOGY-- 1.8%
       (1)   Biogen, Inc.*                                       (78)
       (3)   Chiron Corp.*                                      (140)
       (0)^  Genentech, Inc.*                                    (15)
       (5)   Immunex Corp.*                                      (85)
                                                          -----------
                                                                (318)

                       See notes to financial statements.

As of May 31, 2001
(Amounts in thousands)

SHARES       ISSUER                                        VALUE
---------------------------------------------------------------------
     SHORT POSITIONS-- CONTINUED
---------------------------------------------------------------------
             BROADCASTING/CABLE-- 2.2%
       (3)   Cablevision Systems Corp.*                   $     (149)
       (2)   Clear Channel Communications, Inc.*                (128)
       (0)^  Comcast Corp., Class A*                             (12)
       (2)   Cox Communications, Inc., Class A*                  (99)
                                                          -----------
                                                                (388)
             CHEMICALS-- 2.1%
       (1)   Dow Chemical Co.                                    (32)
       (3)   E.I. DuPont de Nemours Co.                         (144)
       (5)   Georgia Gulf Corp.                                  (95)
       (3)   IMC Global, Inc.                                    (30)
       (4)   Lyondell Chemical Co.                               (65)
                                                          -----------
                                                                (366)
             COMPUTER SOFTWARE-- 3.6%
       (2)   BMC Software, Inc.*                                 (43)
       (2)   Computer Associates International, Inc.             (68)
       (1)   Intuit, Inc.*                                       (29)
       (9)   J.D. Edwards & Co.*                                 (92)
       (0)^  Microsoft Corp.*                                     (7)
      (10)   Novell, Inc.*                                       (47)
       (2)   Peoplesoft, Inc.*                                   (69)
       (2)   Pitney Bowes, Inc.                                  (67)
       (4)   Quest Software, Inc.*                              (111)
       (1)   RSA Security, Inc.*                                 (26)
       (1)   Symantec Corp.*                                     (71)
                                                          -----------
                                                                (630)
             COMPUTERS/COMPUTER HARDWARE-- 2.1%
       (5)   Apple Computer, Inc.*                               (98)
       (1)   Brocade Communications Systems*                     (39)
       (1)   Dell Computer Corp.*                                (29)
       (4)   Gateway, Inc.*                                      (70)
       (3)   Hewlett-Packard Co.                                 (88)
       (1)   Lexmark International, Inc.*                        (37)
                                                          -----------
                                                                (361)
             CONSUMER PRODUCTS-- 1.6%
       (4)   Clorox Co.                                         (132)
       (3)   Colgate-Palmolive Co.                              (147)
                                                          -----------
                                                                (279)
             DIVERSIFIED-- 1.3%
       (2)   Minnesota Mining & Manufacturing Co.               (225)

             ELECTRONICS/ELECTRICAL EQUIPMENT-- 0.1%
       (1)   Applied Biosystems Group-- Applera Corp.            (22)

             FINANCIAL SERVICES-- 6.1%
       (1)   Golden West Financial Corp.                         (32)
       (3)   Lehman Brothers Holdings, Inc.                     (214)
       (0)^  Marshall & Ilsley Corp.                             (15)
       (2)   MBNA Corp.                                          (79)
       (2)   Merrill Lynch & Co., Inc.                          (143)
       (2)   Morgan Stanley Dean Witter & Co.                   (137)
       (2)   Neuberger Berman, Inc.                             (117)

                       See notes to financial statements.

As of May 31, 2001
(Amounts in thousands)

SHARES       ISSUER                                        VALUE
---------------------------------------------------------------------
     SHORT POSITIONS-- CONTINUED
---------------------------------------------------------------------
             FINANCIAL SERVICES-- CONTINUED
       (8)   Sovereign Bancorp, Inc.                      $      (92)
       (3)   State Street Corp.                                 (187)
       (2)   T. Rowe Price Group, Inc.                           (55)
                                                          -----------
                                                              (1,071)
             FOOD/BEVERAGE PRODUCTS-- 2.2%
       (4)   Campbell Soup Co.                                  (131)
       (2)   Coca-Cola Co.                                       (85)
       (2)   PepsiCo, Inc.                                       (98)
       (1)   Unilever NV, New York Shares                        (72)
                                                          -----------
                                                                (386)
             HEALTH CARE/HEALTH CARE SERVICES-- 2.7%
       (2)   Baxter International, Inc.                         (109)
       (0)^  Guidant Corp.*                                       (8)
       (1)   HCA-- The Healthcare Co.                            (36)
       (2)   Medtronic, Inc.                                     (82)
       (1)   MiniMed, Inc.*                                      (33)
       (4)   UnitedHealth Group, Inc.                           (212)
                                                          -----------
                                                                (480)
             INSURANCE-- 7.3%
       (4)   AFLAC, Inc.                                        (143)
       (1)   American International Group, Inc.                  (73)
       (2)   Aon Corp.                                           (60)
       (1)   Chubb Corp.                                         (75)
       (4)   Cincinnati Financial Corp.                         (159)
       (3)   Jefferson-Pilot Corp.                              (142)
       (1)   Markel Corp.*                                       (98)
       (1)   Mercury General Corp.                               (48)
       (4)   MetLife, Inc.*                                     (140)
       (1)   Progressive Corp.                                  (144)
       (4)   Safeco Corp.                                       (118)
       (2)   UNUMProvident Corp.                                 (78)
                                                          -----------
                                                              (1,278)
             INTERNET SERVICES/SOFTWARE-- 1.6%
       (8)   Ariba, Inc.*                                        (43)
       (5)   Commerce One, Inc.*                                 (31)
       (3)   DoubleClick, Inc.*                                  (33)
       (5)   Exodus Communications, Inc.*                        (41)
       (7)   Yahoo!, Inc.*                                      (130)
                                                          -----------
                                                                (278)
             MACHINERY & ENGINEERING EQUIPMENT-- 2.3%
       (3)   Caterpillar, Inc.                                  (162)
       (5)   Deere & Co.                                        (183)
       (1)   Dover Corp.                                         (51)
                                                          -----------
                                                                (396)
             MANUFACTURING-- 0.9%
       (2)   Illinois Tool Works, Inc.                          (157)

             METALS/MINING-- 1.1%
       (7)   Freeport-McMoRan Copper & Gold, Inc.,
             Class B*                                           (110)
       (2)   Phelps Dodge Corp.                                  (90)
                                                          -----------
                                                                (200)

                       See notes to financial statements.

As of May 31, 2001
(Amounts in thousands)

SHARES       ISSUER                                        VALUE
---------------------------------------------------------------------
     SHORT POSITIONS-- CONTINUED
---------------------------------------------------------------------
             MULTI-MEDIA-- 2.3%
       (1)   Knight-Ridder, Inc.                          $      (27)
       (9)   The Walt Disney Co.                                (291)
       (2)   Tribune Co.                                         (86)
                                                          -----------
                                                                (404)
             OFFICE/BUSINESS EQUIPMENT-- 0.1%
       (1)   Xerox Corp.                                         (12)

             OIL & GAS-- 9.3%
       (2)   Amerada Hess Corp.                                 (154)
       (4)   Burlington Resources, Inc.                         (205)
       (0)   Conoco, Inc., Class B                                (9)
       (1)   ENSCO International, Inc.                           (29)
       (3)   Halliburton Co.                                    (145)
       (1)   Murphy Oil Corp.                                    (42)
       (2)   Noble Drilling Corp.*                               (77)
       (9)   Occidental Petroleum Corp.                         (268)
       (4)   Phillips Petroleum Co.                             (253)
       (3)   Schlumberger LTD                                   (176)
       (1)   Smith International, Inc.*                         (101)
       (2)   Ultramar Diamond Shamrock Corp.                     (95)
       (2)   Valero Energy                                       (79)
                                                          -----------
                                                              (1,633)
             PAPER/FOREST PRODUCTS-- 1.9%
       (2)   Boise Cascade Corp.                                 (56)
       (0)^  Bowater, Inc.                                       (10)
       (4)   International Paper Co.                            (137)
       (3)   Mead Corp.                                          (93)
       (1)   Weyerhaeuser Co.                                    (29)
                                                          -----------
                                                                (325)
             PHARMACEUTICALS-- 4.5%
       (5)   Abbott Laboratories                                (281)
       (3)   Bristol-Myers Squibb Co.                           (163)
       (1)   Eli Lilly & Co.                                     (59)
       (2)   IDEC Pharmaceuticals Corp.*                        (123)
       (0)^  Medimmune, Inc.*                                    (16)
       (2)   QLT, Inc.*                                          (47)
       (2)   Watson Pharmaceuticals, Inc.*                       (96)
                                                          -----------
                                                                (785)
             PHOTOGRAPHIC EQUIPMENT-- 0.3%
       (1)   Eastman Kodak Co.                                   (47)

             PIPELINES-- 0.0%
       (0)^  Williams Companies, Inc.                             (4)

             REAL ESTATE INVESTMENT TRUST-- 2.8%
       (4)   AMB Property Corp.                                  (96)
       (2)   Avalonbay Communities, Inc.                         (93)
       (1)   Boston Properties, Inc.                             (40)
       (0)^  CarrAmerica Realty Corp.                             (8)
       (2)   Duke-Weeks Realty Corp.                             (42)

                       See notes to financial statements.

As of May 31, 2001
(Amounts in thousands)

SHARES       ISSUER                                        VALUE
---------------------------------------------------------------------
     SHORT POSITIONS-- CONTINUED
---------------------------------------------------------------------
             REAL ESTATE INVESTMENT TRUST-- CONTINUED
       (8)   Host Marriott Corp.                          $     (101)
       (2)   Spieker Properties, Inc.                           (102)
                                                          -----------
                                                                (482)
             RESTAURANTS/FOOD SERVICES-- 0.1%
       (1)   McDonald's Corp.                                    (24)

             RETAILING-- 4.5%
       (3)   Albertson's, Inc.                                   (86)
       (1)   Circuit City Stores, Inc.                           (21)
       (0)^  Costco Wholesale Corp.*                              (4)
       (2)   CVS Corp.                                           (88)
       (2)   Gap, Inc.                                           (68)
       (9)   Kmart Corp.*                                       (105)
       (1)   Lowe's Co.                                          (90)
       (5)   Nordstrom, Inc.                                     (93)
       (3)   Sears, Roebuck and Co.                             (108)
       (2)   Wal-Mart Stores, Inc.                               (83)
       (1)   Walgreen Co.                                        (48)
                                                          -----------
                                                                (794)
             SEMI-CONDUCTORS-- 1.6%
       (3)   Advanced Micro Devices, Inc.*                       (79)
       (1)   Analog Devices, Inc.*                               (36)
       (0)^  Broadcom Corp., Class A*                            (10)
      (10)   Conexant Systems, Inc.*                             (83)
       (0)   LSI Logic Corp.*                                     (7)
       (1)   National Semiconductor Corp.*                       (24)
       (1)   Texas Instruments, Inc.                             (44)
                                                          -----------
                                                                (283)
             TELECOMMUNICATIONS-- 0.9%
       (3)   AT&T Corp.                                          (60)
       (1)   AT&T Wireless Group                                 (21)
       (1)   BellSouth Corp.                                     (37)
       (2)   Network Appliance, Inc.*                            (33)
       (2)   Williams Communications Group, Inc.                  (7)
                                                          -----------
                                                                (158)
             TELECOMMUNICATIONS EQUIPMENT-- 0.8%
       (0)^  Avaya, Inc.*                                         (2)
       (1)   Cabletron Systems*                                  (12)
       (1)   Corning, Inc.                                       (17)
       (1)   JDS Uniphase Corp.*                                 (20)
       (8)   Lucent Technologies, Inc.                           (66)
       (2)   Nortel Networks Corp. (Canada)                      (29)
                                                          -----------
                                                                (146)
             TRANSPORTATION-- 4.2%
       (6)   CSX Corp.                                          (238)
       (2)   FedEx Corp.*                                        (88)
       (5)   Norfolk Southern Corp.                             (115)
       (1)   Union Pacific Corp.                                 (69)
       (4)   United Parcel Service, Inc., Class B               (226)
                                                          -----------
                                                                (736)

                       See notes to financial statements.

As of May 31, 2001
(Amounts in thousands)

SHARES       ISSUER                                        VALUE
---------------------------------------------------------------------
     SHORT POSITIONS-- CONTINUED
---------------------------------------------------------------------
             UTILITIES-- 10.0%
       (1)   AES Corp.*                                   $      (50)
       (1)   Allegheny Energy, Inc.                              (64)
       (4)   American Electric Power Co., Inc.                  (176)
       (5)   Calpine Corp.*                                     (256)
       (1)   Consolidated Edison, Inc.                           (23)
       (4)   Constellation Energy Group, Inc.                   (170)
       (1)   Dominion Resources, Inc.                            (53)
       (6)   Duke Energy Corp.                                  (261)
       (5)   Exelon Corp.                                       (313)
       (4)   Public Service Enterprise Group, Inc.              (185)
       (9)   Southern Co.                                       (202)
                                                          -----------
                                                              (1,753)
                                                          -----------
             Total Short Positions-- 100.0%               $  (17,527)
             (Proceeds $15,923)
                                                          -----------

                       See notes to financial statements.

J.P. MORGAN SMARTINDEX(TM) FUND
PORTFOLIO OF INVESTMENTS

As of May 31, 2001
(Amounts in thousands)

SHARES       ISSUER                                           VALUE
---------------------------------------------------------------------
     Long-Term Investments-- 99.0%
---------------------------------------------------------------------
             Common Stock-- 98.8%
             --------------------
             Advertising-- 0.1%
        4    Omnicom Group                                $      400
        3    The Interpublic Group of Companies, Inc.            110
                                                          ----------
                                                                 510
             Aerospace-- 1.1%
       41    Boeing Co.                                        2,567
       15    Goodrich Co.                                        614
       13    Lockheed Martin Corp.                               505
       20    United Technologies Corp.                         1,691
                                                          ----------
                                                               5,377
             Airlines-- 0.5%
        3    Continental Airlines, Inc., Class B*                138
       19    Delta Air Lines, Inc.                               881
       64    Southwest Airlines Co.                            1,286
                                                          ----------
                                                               2,305
             Apparel-- 0.3%
       14    Jones Apparel Group, Inc.*                          614
       17    Nike, Inc., Class B                                 716
                                                          ----------
                                                               1,330
             Automotive-- 1.0%
       55    Delphi Automotive Systems Corp.                     804
       72    Ford Motor Co.                                    1,746
       30    General Motors Corp.                              1,707
        8    Lear Corp.*                                         286
        5    PACCAR, Inc.                                        245
       10    Visteon Corp.                                       170
                                                          ----------
                                                               4,958
             Banking-- 5.1%
       31    AmSouth Bancorporation                              566
       55    Bank of America Corp.                             3,259
       33    Bank of New York Co., Inc.                        1,802
       97    Bank One Corp.                                    3,826
        7    Banknorth Group, Inc.                               134
        3    Compass Bancshares, Inc.                             78
       11    Dime Bancorp, Inc.                                  371
       70    First Union Corp.                                 2,254
        8    FleetBoston Financial Corp.                         349
       10    Golden State Bancorp, Inc.                          301
        8    GreenPoint Financial Corp.                          289
        7    Hibernia Corp., Class A                             114
        9    Huntington Bancshares                               127
        5    IndyMac Bancorp, Inc.*                              121
       43    KeyCorp                                           1,011
       20    Mellon Financial Corp.                              916
       12    National Commerce Financial Co.                     287
        8    Northern Trust Corp.                                516
       33    PNC Financial Services Group, Inc.                2,271
        1    Regions Financial Corp.                              16
       19    SouthTrust Corp.                                    482
        7    SunTrust Banks, Inc.                                399
        1    TCF Financial Corp.                                  25

                       See notes to financial statements.

As of May 31, 2001
(Amounts in thousands)

SHARES       ISSUER                                           VALUE
---------------------------------------------------------------------
     Long-Term Investments -- Continued
---------------------------------------------------------------------
             Banking -- Continued
      166    U.S. Bancorp                                 $    3,704
       25    Wells Fargo & Co.                                 1,177
        2    Wilmington Trust Corp.                              102
                                                          ----------
                                                              24,497
             Biotechnology-- 0.8%
       50    Amgen, Inc.*                                      3,339
        8    Human Genome Sciences, Inc.*                        511
                                                          ----------
                                                               3,850
             Broadcasting/Cable-- 0.3%
        9    Clear Channel Communications, Inc.*                 543
       20    Comcast Corp., Class A*                             827
                                                          ----------
                                                               1,370
             Chemicals-- 1.5%
       22    Air Products & Chemical, Inc.                     1,024
       45    Dow Chemical Co.                                  1,611
       32    E.I. DuPont de Nemours Co.                        1,485
       20    PPG Industries, Inc.                              1,101
       23    Praxair, Inc.                                     1,162
       33    Rohm & Haas Co.                                   1,082
                                                          ----------
                                                               7,465
             Computer Networks-- 1.6%
      331    Cisco Systems, Inc.*                              6,375
       21    Electronic Data Systems Corp.                     1,280
                                                          ----------
                                                               7,655
             Computer Software-- 5.4%
       12    Adobe Systems, Inc.                                 461
        2    AutoDesk, Inc.                                       67
       28    Automatic Data Processing                         1,494
        1    BEA Systems, Inc.*                                   36
        2    BMC Software, Inc.*                                  55
       18    Citrix Systems, Inc.*                               430
       15    Computer Associates International, Inc.             417
        1    i2 Technologies, Inc.*                               12
        9    Intuit, Inc.*                                       292
      225    Microsoft Corp.*                                 15,532
      239    Oracle Corp.*                                     3,658
       33    Parametric Technology Corp.*                        393
        5    Peoplesoft, Inc.*                                   190
       19    Peregrine Systems, Inc.*                            512
        4    Pitney Bowes, Inc.                                  154
       17    Siebel Systems, Inc.*                               780
        2    Symantec Corp.*                                     106
       19    Veritas Software Corp.*                           1,285
                                                          ----------
                                                              25,874
             Computers/Computer Hardware-- 4.7%
      102    Compaq Computer Corp.                             1,634
      100    Dell Computer Corp.*                              2,424
       96    EMC Corp.*                                        3,021
       66    Hewlett-Packard Co.                               1,947
       80    International Business Machines Corp.             8,955
        3    Lexmark International, Inc.*                        155


                       See notes to financial statements.

As of May 31, 2001
(Amounts in thousands)

SHARES       ISSUER                                           VALUE
---------------------------------------------------------------------
     Long-Term Investments -- Continued
---------------------------------------------------------------------
             Computers/Computer Hardware-- Continued
       33    NCR Corp.*                                   $    1,533
       17    Quantum Corporation Digital Linear Tape
              & Storage*                                         199
      165    Sun Microsystems, Inc.*                           2,718
                                                          ----------
                                                              22,586
             Consumer Products-- 3.5%
       12    Black & Decker Corp.                                484
       14    Colgate-Palmolive Co.                               770
       18    Estee Lauder Co., Inc., Class A                     711
       57    Gillette Co.                                      1,661
       32    Kimberly-Clark Corp.                              1,934
      144    Philip Morris Companies, Inc.                     7,418
       60    Procter & Gamble Co.                              3,829
                                                          ----------
                                                              16,807
             Diversified-- 6.1%
      100    Cendant Corp.*                                    1,910
       29    CIT Group, Inc.                                   1,139
        4    Franklin Resources, Inc.                            156
      423    General Electric Co.                             20,733
        2    Legg Mason, Inc.                                    105
        0^   Minnesota Mining & Manufacturing Co.                 47
       96    Tyco International LTD (Bermuda)                  5,492
                                                          ----------
                                                              29,582
             Electronics/Electrical Equipment-- 1.2%
       21    Agilent Technologies, Inc.*                         704
       15    Ameren Corp.                                        660
       12    Applied Biosystems Group-- Applera Corp.            369
       15    Cinergy Corp.                                       541
       22    Emerson                                           1,518
       12    FPL Group, Inc.                                     705
       11    Johnson Controls, Inc.                              767
       19    Wisconsin Energy Corp.                              433
                                                          ----------
                                                               5,697
             Entertainment/Leisure-- 0.0%
        2    Harrah's Entertainment, Inc.*                        73
        2    International Game Technology*                      135
                                                          ----------
                                                                 208
             Environmental Services-- 0.2%
       30    Waste Management, Inc.                              831

             Financial Services-- 8.4%
        4    A.G. Edwards, Inc.                                  179
       49    American Express Co.                              2,051
       11    AmeriCredit Corp.*                                  553
        2    Bear Stearns Companies, Inc.                        109
        0^   Blackrock, Inc.                                      11
       36    Capital One Financial Corp.                       2,363
       65    Charles Schwab Corp.                              1,220
       14    Charter One Financial, Inc.                         430
      252    Citigroup, Inc.                                  12,915
       22    Countrywide Credit Industries, Inc.                 844
       41    E*Trade Group, Inc.*                                305
       51    Fannie Mae                                        4,237


                       See notes to financial statements.

As of May 31, 2001
(Amounts in thousands)

SHARES       ISSUER                                           VALUE
---------------------------------------------------------------------
     Long-Term Investments-- Continued
---------------------------------------------------------------------
             Financial Services-- Continued
       39    Federal Home Loan Mortgage Corp.             $    2,588
       16    Goldman Sachs Group, Inc.                         1,531
        2    Heller Financial, Inc.                               76
       28    Household International, Inc.                     1,812
       40    MBNA Corp.                                        1,450
       14    Merrill Lynch & Co., Inc.                           916
       33    Morgan Stanley Dean Witter & Co.                  2,145
       31    Providian Financial Corp.                         1,782
        9    Sovereign Bancorp, Inc.                             107
       24    Stilwell Financial, Inc.                            785
       59    Washington Mutual, Inc.                           2,098
                                                          ----------
                                                              40,507
             Food/Beverage Products-- 3.6%
       22    Anheuser-Busch Companies, Inc.                      955
       17    Campbell Soup Co.                                   493
      106    Coca-Cola Co.                                     5,033
       14    General Mills, Inc.                                 602
       30    H.J. Heinz Co.                                    1,304
        3    Hershey Foods Corp.                                 170
       22    Kellogg Co.                                         580
       61    Kroger Co.*                                       1,526
       46    PepsiCo, Inc.                                     2,041
       15    Quaker Oats Co.                                   1,438
       36    Safeway, Inc.*                                    1,813
       24    Unilever NV, New York Shares                      1,340
                                                          ----------
                                                              17,295
             Health Care/Health Care Services-- 2.1%
       14    Aetna, Inc.*                                        320
       32    Baxter International, Inc.                        1,555
       30    Becton, Dickinson & Co.                           1,016
       31    Boston Scientific Corp.*                            533
        9    C.R. Bard, Inc.                                     480
       19    Guidant Corp.*                                      717
       26    HCA - The Healthcare Co.                          1,065
       37    Medtronic, Inc.                                   1,578
       11    St. Jude Medical, Inc.*                             658
       42    Tenet Healthcare Corp.*                           1,916
        1    Wellpoint Health Networks, Inc.*                     78
                                                          ----------
                                                               9,916
             Hotels/Other Lodging-- 0.6%
       46    Hilton Hotels Corp.                                 564
       23    Marriott International, Inc., Class A             1,070
       28    Starwood Hotels & Resorts Worldwide, Inc.         1,059
                                                          ----------
                                                               2,693
             Insurance-- 4.2%
        6    AFLAC, Inc.                                         195
       55    Allstate Corp.                                    2,458
       26    AMBAC Financial Group, Inc.                       1,452
       51    American General Corp.                            2,284
       83    American International Group, Inc.                6,739
       19    Cigna Corp.                                       1,814
       11    Hartford Financial Services Group, Inc.             731


                       See notes to financial statements.

As of May 31, 2001
(Amounts in thousands)

SHARES       ISSUER                                           VALUE
---------------------------------------------------------------------
     Long-Term Investments -- Continued
---------------------------------------------------------------------
             Insurance -- Continued
       18    Lincoln National Corp.                       $      876
       11    Marsh & McLennan Companies, Inc.                  1,175
       17    MBIA, Inc.                                          907
        7    MetLife, Inc.*                                      207
        4    Protective Life Corp.                               132
       15    St. Paul Companies, Inc.                            769
       12    Torchmark Corp.                                     440
        5    UNUMProvident Corp.                                 172
                                                          ----------
                                                              20,351
             Internet Services/Software-- 0.1%
        3    eBay, Inc.*                                         206
        1    Openwave Systems, Inc.*                              31
       27    TD Waterhouse Group, Inc.*                          321
        1    VeriSign, Inc.*                                      28
                                                          ----------
                                                                 586
             Machinery & Engineering Equipment--- 0.5%
        2    Caterpillar, Inc.                                   125
       11    Dover Corp.                                         483
       17    Ingersoll-Rand Co.                                  849
       19    Rockwell International Corp.                        907
                                                          ----------
                                                               2,364
             Manufacturing-- 1.3%
       10    Cooper Industries, Inc.                             376
       13    Danaher Corp.                                       794
        9    Eaton Corp.                                         696
       18    Harley-Davidson, Inc.                               831
       43    Honeywell International, Inc.                     2,076
       11    Illinois Tool Works, Inc.                           774
        7    ITT Industries, Inc.                                341
       11    Parker Hannifin Corp.                               531
                                                          ----------
                                                               6,419
             Metals/Mining-- 0.7%
        7    Alcan, Inc. (Canada)                                327
       64    Alcoa, Inc.                                       2,779
        4    Allegheny Technologies, Inc.                         72
                                                          ----------
                                                               3,178
             Multi-Media-- 4.2%
      195    AOL Time Warner, Inc.*                           10,174
       11    Fox Entertainment Group, Inc.*                      279
       27    Gannett Co., Inc.                                 1,796
       30    Gemstar-TV Guide International, Inc.*             1,106
        3    Knight-Ridder, Inc.                                 159
       14    New York Times Co., Class A                         577
       39    The Walt Disney Co.                               1,227
        3    Tribune Co.                                         137
       86    Viacom, Inc., Class B*                            4,946
                                                          ----------
                                                              20,401
             Office/Business Equipment-- 0.0%
        8    Xerox Corp.                                          82

             Oil & Gas-- 7.2%
        3    Amerada Hess Corp.                                  274

                       See notes to financial statements.

As of May 31, 2001
(Amounts in thousands)

SHARES       ISSUER                                           VALUE
---------------------------------------------------------------------
     Long-Term Investments-- Continued
---------------------------------------------------------------------
             Oil & Gas-- Continued
       21    Anadarko Petroleum Corp.                     $    1,296
        3    Apache Corp.                                        191
       35    Baker Hughes, Inc.                                1,379
       39    Chevron Corp.                                     3,698
       18    Conoco, Inc., Class A                               566
        0^   Conoco, Inc., Class B                                 6
       17    Cooper Cameron Corp.*                             1,178
        5    Devon Energy Corp.                                  268
        7    Diamond Offshore Drilling, Inc.                     281
        1    ENSCO International, Inc.                            32
      160    Exxon Mobil Corp.                                14,226
       30    Global Marine, Inc.*                                757
        4    Halliburton Co.                                     178
       13    Rowan Companies, Inc.*                              386
      102    Royal Dutch Petroleum Co., N.Y. Shares
             (Netherlands)                                     6,244
        7    Schlumberger LTD                                    448
       44    Texaco, Inc.                                      3,106
        2    Transocean Sedco Forex, Inc.                         80
        9    Unocal Corp.                                        363
                                                          ----------
                                                              34,957
             Paper/Forest Products-- 0.4%
       10    Georgia-Pacific Group                               358
        9    International Paper Co.                             340
       22    Smurfit-Stone Container Corp.*                      326
        7    Temple-Inland, Inc.                                 373
        6    Weyerhaeuser Co.                                    366
                                                          ----------
                                                               1,763
             Pharmaceuticals-- 9.9%
       48    Abbott Laboratories                               2,516
       29    Alza Corp.*                                       1,348
       61    American Home Products Corp.                      3,868
       72    Bristol-Myers Squibb Co.                          3,884
       42    Eli Lilly & Co.                                   3,566
       15    Forest Laboratories, Inc.*                        1,118
       55    Johnson & Johnson                                 5,332
        3    Medimmune, Inc.*                                    120
      103    Merck & Co., Inc.                                 7,518
        5    Omnicare, Inc.                                      107
      278    Pfizer, Inc.                                     11,923
       69    Pharmacia Corp.                                   3,365
       73    Schering-Plough Corp.                             3,050
        1    Watson Pharmaceuticals, Inc.*                        30
                                                          ----------
                                                              47,745
             Photographic Equipment-- 0.3%
       35    Eastman Kodak Co.                                 1,647

             Pipelines-- 0.4%
       22    Dynegy, Inc., Class A                             1,065
       13    El Paso Corp.                                       810
        5    Williams Companies, Inc.                            197
                                                          ----------
                                                               2,072

                       See notes to financial statements.

As of May 31, 2001
(Amounts in thousands)

SHARES       ISSUER                                           VALUE
---------------------------------------------------------------------
     Long-Term Investments-- Continued
---------------------------------------------------------------------
             Restaurants/Food Services-- 0.4%
       65    McDonald's Corp.                             $    1,965

             Retailing-- 5.6%
       13    Abercrombie & Fitch Co., Class A*                   544
        7    Best Buy Co., Inc.*                                 377
       19    Costco Wholesale Corp.*                             743
       11    CVS Corp.                                           604
       35    Federated Department Stores, Inc.*                1,564
       24    Gap, Inc.                                           747
      112    Home Depot, Inc.                                  5,501
       10    Kohl's Corp.*                                       640
       21    Limited, Inc.                                       342
       15    Lowe's Co.                                        1,036
       36    MAY Department Stores Co.                         1,164
       53    Target Corp.                                      2,019
        1    Tiffany & Company                                    17
       44    TJX Companies, Inc.                               1,482
      180    Wal-Mart Stores, Inc.                             9,321
       25    Walgreen Co.                                        993
                                                          ----------
                                                              27,094
             Semi-Conductors-- 3.8%
       29    Altera Corp.*                                       684
       12    Analog Devices, Inc.*                               521
       41    Applied Materials, Inc.*                          2,057
        8    Broadcom Corp., Class A*                            273
        6    Cypress Semiconductor Corp.                         127
      290    Intel Corp.                                       7,827
       14    Lattice Semiconductor Corp.*                        296
       23    Linear Technology Corp.                           1,090
       15    LSI Logic Corp.*                                    276
       16    Maxim Integrated Products, Inc.*                    791
       25    Micron Technology, Inc.*                            926
        2    National Semiconductor Corp.*                        42
        7    PMC-Sierra, Inc.*                                   210
       67    Texas Instruments, Inc.                           2,276
       23    Xilinx, Inc.*                                       949
                                                          ----------
                                                              18,345
             Shipping/Transportation-- 0.1%
        7    C.H. Robinson Worldwide, Inc.                       200
        3    Gatx Corp.                                          109
                                                          ----------
                                                                 309
             Telecommunications-- 6.1%
        8    Adelphia Communications Corp., Class A*             318
        5    Alltel Corp.                                        296
      118    AT&T Corp.                                        2,500
       48    AT&T Corp.-- Liberty Media Group, Class A*          812
       58    BellSouth Corp.                                   2,395
       10    Broadwing, Inc.                                     257
        5    Charter Communications, Inc.*                       107
       69    Global Crossing LTD (Bermuda)*                      880
       29    Level 3 Communications, Inc.*                       326
       54    Nextel Communications, Inc., Class A*               866


                       See notes to financial statements.

As of May 31, 2001
(Amounts in thousands)

SHARES       ISSUER                                           VALUE
---------------------------------------------------------------------
     Long-Term Investments-- Continued
---------------------------------------------------------------------
             Telecommunications -- Continued
       96    Qwest Communications International*          $    3,531
      129    SBC Communications, Inc.                          5,532
       69    Sprint Corp., (PCS Group)*                        1,520
       25    Tellabs, Inc.*                                      837
      125    Verizon Communications                            6,857
      127    WorldCom, Inc.*                                   2,267
                                                          ----------
                                                              29,301
             Telecommunications Equipment-- 1.9%
       15    Avaya, Inc.*                                        249
        3    Cabletron Systems*                                   64
       14    CIENA Corp.*                                        742
       41    Corning, Inc.                                       781
       55    JDS Uniphase Corp.*                                 919
        4    Juniper Networks, Inc.*                             187
      135    Lucent Technologies, Inc.                         1,061
      108    Motorola, Inc.                                    1,580
      125    Nortel Networks Corp. (Canada)                    1,670
       35    Qualcomm, Inc.*                                   2,121
                                                          ----------
                                                               9,374
             Toys & Games-- 0.3%
       21    Hasbro, Inc.                                        319
       52    Mattel, Inc.                                        922
                                                          ----------
                                                               1,241
             Transportation-- 0.5%
       40    Burlington Northern Santa Fe Corp.                1,230
        8    FedEx Corp.*                                        316
       10    Norfolk Southern Corp.                              228
       14    Union Pacific Corp.                                 794
                                                          ----------
                                                               2,568
             Utilities-- 2.7%
        4    AES Corp.*                                          163
        6    American Electric Power Co., Inc.                   286
       20    CMS Energy Corp.                                    584
       19    Consolidated Edison, Inc.                           732
        5    Dominion Resources, Inc.                            312
       18    DTE Energy Co.                                      787
       44    Edison International                                473
       22    Enron Corp.                                       1,138
       51    Entergy Corp.                                     2,208
       15    GPU, Inc.                                           490
       23    Nisource, Inc.                                      723
       51    PG & E Corp.                                        581
       10    Pinnacle West Capital Corp.                         485
        6    Potomac Electric Power Co.                          126
        1    PPL Corp.                                            84
       22    Progress Energy, Inc.                               932
       10    Reliant Energy, Inc.                                465
       10    TECO Energy, Inc.                                   308
       29    TXU Corp.                                         1,416
       30    Xcel Energy, Inc.                                   894
                                                          ----------
                                                              13,187


                       See notes to financial statements.

As of May 31, 2001
(Amounts in thousands)

SHARES       ISSUER                                           VALUE
---------------------------------------------------------------------
     Long-Term Investments-- Continued
---------------------------------------------------------------------
             Warehousing-- 0.1%
       11    W.W. Grainger, Inc.                          $      504
             -------------------------------------------------------
             Total Common Stock                              476,766
             (Cost $476,337)
             -------------------------------------------------------

 PRINCIPAL
  AMOUNT

             U.S. Treasury Security-- 0.2%
             -----------------------------
     $825    U.S. Treasury Note, 5.88%, 11/30/01@                834
             (Costs $829)
---------------------------------------------------------------------
             Total Long-Term Investments                     477,600
             (Cost $477,166)
---------------------------------------------------------------------
     Short-Term Investment-- 1.0%
---------------------------------------------------------------------
    Shares   Money Market Fund-- 1.0%
    4,709    ------------------------
             J.P. Morgan Institutional Prime Money
             Market Fund+                                      4,709
             (Cost $4,709)
---------------------------------------------------------------------
             Total Investments-- 100.0%                     $482,309
             (Cost $481,875)
---------------------------------------------------------------------

  NUMBER                                  ORIGINAL   NOTIONAL
    OF                       EXPIRATION   NOTIONAL   VALUE AT     UNREALIZED
 CONTRACTS    DESCRIPTION       DATE        VALUE     5/31/01    APPRECIATION
-------------------------------------------------------------------------------

             LONG FUTURES OUTSTANDING
             ------------------------
    17       S&P 500 Index   June, 2001    $4,945     $5,344         $399



                       See notes to financial statements.

J.P. MORGAN LARGE CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS

As of May 31, 2001
(Amounts in thousands)

SHARES       ISSUER                                            VALUE
-----------------------------------------------------------------------
     Long-Term Investments-- 97.3%
-----------------------------------------------------------------------
             Common Stock-- 97.3%
             --------------------
             Agricultural Production/Services-- 0.3%
        0^   Monsanto Co.                                      $     14

             Biotechnology-- 4.9%
        1    Affymetrix, Inc.*                                       24
        2    Amgen, Inc.*                                           106
        0^   Aurora Biosciences Corp.                                11
        0^   Curagen Corp.*                                          11
        0^   Genentech, Inc.*                                        10
        1    Human Genome Sciences, Inc.*                            36
        1    Millennium Pharmaceutical, Inc.*                        23
        0^   Myriad Genetics, Inc.*                                  12
                                                                ---------
                                                                    233
             Broadcasting/Cable-- 0.5%
        1    Comcast Corp., Class A*                                 25


             Chemicals-- 0.4%
        1    Rohm & Haas Co.                                         20


             Computer Networks-- 3.0%
        7    Cisco Systems, Inc.*                                   143


             Computer Software-- 10.8%
        1    BEA Systems, Inc.*                                      22
        2    i2 Technologies, Inc.*                                  38
        4    Microsoft Corp.*                                       290
        5    Oracle Corp.*                                           72
        2    Parametric Technology Corp.*                            20
        1    Peregrine Systems, Inc.*                                14
        0^   Siebel Systems, Inc.*                                   14
        1    Veritas Software Corp.*                                 38
                                                                ---------
                                                                    508
             Computers/Computer Hardware-- 8.6%
        0^   Brocade Communications Systems*                         12
        8    Compaq Computer Corp.                                  120
        1    Dell Computer Corp.*                                    34
        1    EMC Corp.*                                              44
        6    Maxtor Corp.*                                           36
        1    NCR Corp.*                                              23
        2    Quantum Corporation Digital Linear Tape & Storage*      23
        1    Redback Networks, Inc.*                                 13
        6    Sun Microsystems, Inc.*                                 99
                                                                ---------
                                                                    404
             Consumer Products-- 2.9%
        0^   Estee Lauder Co., Inc., Class A                         16
        1    Gillette Co.                                            32
        1    Philip Morris Companies, Inc.                           61
        0^   Procter & Gamble Co.                                    26
                                                                ---------
                                                                    135

                       See notes to financial statements.

As of May 31, 2001
(Amounts in thousands)

SHARES       ISSUER                                            VALUE
-----------------------------------------------------------------------
     Long-Term Investments-- Continued
-----------------------------------------------------------------------
             Diversified-- 6.3%
        5    General Electric Co.                              $    235
        1    Tyco International LTD (Bermuda)                        63
                                                                ---------
                                                                    298
             Electronics/Electrical Equipment-- 1.3%
        0^   Applied Biosystems Group-- Applera Corp.                12
        1    Teradyne, Inc.*                                         32
        0^   Waters Corp.*                                           15
                                                                ---------
                                                                     59
             Financial Services-- 1.7%
        0^   Capital One Financial Corp.                             26
        1    Citigroup, Inc.                                         56
                                                                ---------
                                                                     82
             Food/Beverage Products-- 1.4%
        1    PepsiCo, Inc.                                           41
        1    Safeway, Inc.*                                          25
                                                                ---------
                                                                     66
             Health Care/Health Care Services-- 1.0%
        1    Medtronic, Inc.                                         47


             Internet Services/Software-- 0.4%
        0^   Akamai Technologies, Inc.*                               4
        1    TD Waterhouse Group, Inc.*                              14
                                                                ---------
                                                                     18
             Manufacturing-- 0.4%
        0^   Danaher Corp.                                           19

             Multi-Media-- 6.3%
        5    AOL Time Warner, Inc.*                                 238
        1    Gemstar-TV Guide International, Inc.*                   22
        1    News Corp., LTD , ADR (Australia)                       39
                                                                ---------
                                                                    299
             Oil & Gas-- 4.6%
        1    Anadarko Petroleum Corp.                                31
        2    Cooper Cameron Corp.*                                  104
        1    Diamond Offshore Drilling, Inc.                         32
        2    Global Industries LTD*                                  34
        1    Global Marine, Inc.*                                    18
                                                                ---------
                                                                    219
             Pharmaceuticals-- 16.1%
        1    Abgenix, Inc.*#                                         20
        1    Alza Corp.*                                             66
        1    American Home Products Corp.                            57
        1    Bristol-Myers Squibb Co.                                76
        1    Eli Lilly & Co.                                         76
        0^   IDEC Pharmaceuticals Corp.*                             18
        1    Medarex, Inc.                                           17
        6    Pfizer, Inc.                                           240
        2    Pharmacia Corp.                                         78
        3    Schering-Plough Corp.                                  109
                                                                ---------
                                                                    757


                       See notes to financial statements.

As of May 31, 2001
(Amounts in thousands)

SHARES       ISSUER                                            VALUE
-----------------------------------------------------------------------
     Long-Term Investments-- Continued
-----------------------------------------------------------------------
             Retailing-- 4.2%
        1    Costco Wholesale Corp.*                           $     43
        1    Target Corp.                                            53
        2    Wal-Mart Stores, Inc.                                  103
                                                                ---------
                                                                    199
             Semi-Conductors-- 9.8%
        1    Applied Materials, Inc.*                                35
        1    Applied Micro Circuits Corp.*                           22
        7    Intel Corp.                                            200
        1    Lam Research Corp.*                                     33
        1    Micron Technology, Inc.*                                30
        1    PMC-Sierra, Inc.*                                       25
        2    Texas Instruments, Inc.                                 75
        1    Xilinx, Inc.*                                           41
                                                                ---------
                                                                    461
             Telecommunications-- 8.5%
        1    Adelphia Communications Corp., Class A*                 23
        2    Advanced Fibre Communication*                           28
        6    AT&T Corp.-- Liberty Media Group, Class A*              96
        2    Charter Communications, Inc.*                           49
        1    Level 3 Communications, Inc.*                            9
        1    Network Appliance, Inc.*                                13
        2    Qwest Communications International*                     70
        3    Sprint Corp., (PCS Group)*                              64
        1    Tellabs, Inc.*                                          41
        2    XO Communications, Inc.*                                 7
                                                                ---------
                                                                    400
             Telecommunications Equipment-- 3.5%
        1    CIENA Corp.*                                            27
        0^   Comverse Technology, Inc.*                              17
        1    Corvis Corp.*                                            7
        1    JDS Uniphase Corp.*                                     24
        0^   Juniper Networks, Inc.*                                 13
        1    Motorola, Inc.                                          12
        1    Nextel Partners, Inc., Class A*                         15
        1    Qualcomm, Inc.*                                         43
        1    Sycamore Networks, Inc.*                                 5
                                                                ---------
                                                                    163
             Warehousing-- 0.4%
        0^   W.W. Grainger, Inc.                                     18
-------------------------------------------------------------------------
             Total Long-Term Investments                          4,587
             (Cost $4,870)
----------------------------------------------------------------------------


                      See notes to financial statements.

As of May 31, 2001
(Amounts in thousands)

SHARES       ISSUER                                            VALUE
-----------------------------------------------------------------------
     Short-Term Investment-- 2.7%
-----------------------------------------------------------------------
             Money Market Fund-- 2.7%
             ------------------------
      127    J.P. Morgan Institutional Prime Money
             Market Fund+                                     $  127
             (Cost $127)
-----------------------------------------------------------------------
             Total Investments-- 100.0%                       $4,714
             (Cost $4,997)
-----------------------------------------------------------------------

Index:
*   -- Non-income producing security.
**  -- Securities are pledged with a broker as collateral for short sales.
#   -- Security may only be sold to qualified institutional buyers.
^   -- Share amounts round to less than a thousand.
+   -- Affiliated. Money market fund registered under the Investment Company
       Act of 1940, as amended and advised by J.P. Morgan Investment Management, Inc.
@   -- All or a portion of this security is segregated for futures.
ADR -- American Depositary Receipt.


                       See notes to financial statements.

JPMORGAN FUNDS
STATEMENT OF ASSETS AND LIABILITIES As of May 31, 2001
(Amounts in thousands, except per share amounts)

                                                                                                               LARGE
                                                               MARKET NEUTRAL    SMARTINDEX(TM)              CAP GROWTH
                                                                    FUND              FUND                       FUND
ASSETS:
         Investment securities, at value                           $18,860          $482,309                 $4,714
         Deposits with broker for securities sold short             18,009                --                     --
         Cash                                                          351                --                     --
         Receivables:
             Investment securities sold                                296            16,195                     23
             Interest and dividends                                     67               730                      2
             Fund shares sold                                           --               742                     --
             Variation margin                                           --                29                     --
             Expense reimbursements                                     35               142                      7
----------------------------------------------------------------------------------------------------------------------
                    Total Assets                                    37,618           500,147                  4,746
----------------------------------------------------------------------------------------------------------------------
      LIABILITIES:
         Payables:
             Securities sold short (proceeds $15,923, $0,
             and $0, respectively)                                  17,527                --                     --
             Investment securities purchased                           307                90                     64
             To custodian                                               --                --                     21
             Fund shares redeemed                                       --            16,438                     --
         Accrued liabilities:
             Investment advisory fees                                   25               107                      2
             Administration services fees                                1                20                     --
             Shareholder servicing fees                                  2                43                     --
             Other                                                      42                86                     42
----------------------------------------------------------------------------------------------------------------------
                    Total Liabilities                               17,904            16,784                    129
----------------------------------------------------------------------------------------------------------------------
      NET ASSETS:
         Paid in capital                                            18,879           543,335                  5,483
         Accumulated undistributed (distributions
         in excess of) net investment income                           264             1,530                     --
         Accumulated net realized gain
         (loss) on investments, securities sold
         short, and futures transactions                                30           (62,335)                  (583)
         Net unrealized appreciation (depreciation)
         of investments, securities sold short
         and futures contracts                                         541               833                   (283)
----------------------------------------------------------------------------------------------------------------------
                    Net Assets                                    $19,714           $483,363                 $4,617
======================================================================================================================
      Shares of beneficial interest outstanding
      ($.001 par value; unlimited number of
      shares authorized):                                            1,301            32,184                    367
      Net Asset Value, redemption
      and offering price per share                                $  15.16         $   15.02                 $12.56
----------------------------------------------------------------------------------------------------------------------
      Cost of investments                                         $16,715          $481,875                  $4,997
----------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

                                                                          U.S. EQUITY          INSTITUTIONAL
                                                     U.S. EQUITY          FUND-ADVISOR          U.S. EQUITY
                                                        FUND                 SERIES               FUND
--------------------------------------------------------------------------------------------------------------
      ASSETS:
         Investment in Portfolio, at value            $312,038               $2,635                $151,035
         Other assets                                        5                   --                       4
         Receivables:
             Fund shares sold                               --                    2                      13
             Expense reimbursements                         --                    2                      --
--------------------------------------------------------------------------------------------------------------
                    Total Assets                       312,043                2,639                 151,052
--------------------------------------------------------------------------------------------------------------
      LIABILITIES:
         Payables:
             Fund shares redeemed                           45                   25                      --
         Accrued liabilities:
             Administration services fees                    6                   --                       3
             Shareholder servicing fees                     67                   --                      14
             Distribution fees                              --                    1                      --
             Service organization fees                      --                    1                      --
             Other                                          49                   33                      32
--------------------------------------------------------------------------------------------------------------
                    Total Liabilities                      167                   60                      49
--------------------------------------------------------------------------------------------------------------
      NET ASSETS:
         Paid in capital                               281,304                2,810                 124,607
         Accumulated undistributed net investment
         income                                            428                    1                     315
         Accumulated net realized loss on investments   (4,864)                (327)                 (1,585)
         Net unrealized appreciation (depreciation)
         of investments                                 35,008                   95                  27,666
--------------------------------------------------------------------------------------------------------------
                    Net Assets                        $311,876               $2,579                $151,003
==============================================================================================================
      Shares of beneficial interest outstanding
      ($.001 par value; unlimited number of
      shares authorized):                               16,210                  297                  13,576
      Net Asset Value, redemption
      and offering price per share                  $    19.24              $  8.68              $    11.12
--------------------------------------------------------------------------------------------------------------


                      See notes to financial statements.

                                                       DISCIPLINED               INSTITUTIONAL
                                                         EQUITY                   DISCIPLINED
                                                          FUND                    EQUITY FUND
------------------------------------------------------------------------------------------------
      ASSETS:
         Investment in Portfolio, at value                $128,469                 $1,210,975
         Other assets                                            3                          2
         Receivables:
             Fund shares sold                                  154                        114
             Expense reimbursements                             --                        203
------------------------------------------------------------------------------------------------
                    Total Assets                           128,626                  1,211,294
------------------------------------------------------------------------------------------------
      LIABILITIES:
         Payables:
             Fund shares redeemed                              122                        872
         Accrued liabilities:
             Administration services fees                        3                         24
             Shareholder servicing fees                         27                        104
             Administration fees                                --                          1
             Other                                              41                         52
------------------------------------------------------------------------------------------------
                    Total Liabilities                          193                      1,053
------------------------------------------------------------------------------------------------
      NET ASSETS:
         Paid in capital                                   134,400                  1,234,386
         Accumulated undistributed net
         investment income                                     229                      2,716
         Accumulated net realized loss on
         investments                                       (14,493)                  (158,178)
         Net unrealized appreciation of investments          8,297                    131,317
------------------------------------------------------------------------------------------------
                     Net Assets                           $128,433                 $1,210,241
================================================================================================
      Shares of beneficial interest outstanding
      ($.001 par value; unlimited number of
      shares authorized):                                    7,822                     77,327
      Net Asset Value, redemption
      and offering price per share                      $    16.42              $       15.65
------------------------------------------------------------------------------------------------


                       See notes to financial statements.

                                                                            INSTITUTIONAL       U.S. SMALL
                                                          U.S. SMALL          U.S. SMALL          COMPANY
                                                            COMPANY            COMPANY          OPPORTUNITIES
                                                              FUND               FUND               FUND
--------------------------------------------------------------------------------------------------------------
      ASSETS:
         Investment in Portfolio, at value                  $290,205            $409,542            $334,622
         Other assets                                              1                   2                   2
         Receivables:
             Fund shares sold                                  6,546                 599               5,735
--------------------------------------------------------------------------------------------------------------
                    Total Assets                             296,752             410,143             340,359
--------------------------------------------------------------------------------------------------------------
      LIABILITIES:
         Payables:
             Fund shares redeemed                                622                  63                 675
         Accrued liabilities:
             Administration services fees                          6                   8                   7
             Shareholder servicing fees                           62                  35                  72
             Fund services                                        --                   1                  --
             Other                                                40                  53                 115
--------------------------------------------------------------------------------------------------------------
                    Total Liabilities                            730                 160                 869
--------------------------------------------------------------------------------------------------------------
      NET ASSETS:
         Paid in capital                                     278,737             379,160             397,312
         Accumulated undistributed (distributions
         in excess of) net investment income                     458                 503                  --
         Accumulated net realized
         loss on investments                                  (7,181)            (11,220)             (32,105)
         Net unrealized appreciation (depreciation)
         of investments                                       24,008              41,540              (25,717)
--------------------------------------------------------------------------------------------------------------
                    Net Assets                              $296,022            $409,983             $339,490
--------------------------------------------------------------------------------------------------------------
      Shares of beneficial interest outstanding
      ($.001 par value; unlimited number of
      shares authorized):                                     11,754              30,733               27,850
      Net Asset Value, redemption
      and offering price per share                        $    25.18          $    13.34           $    12.19
--------------------------------------------------------------------------------------------------------------


                        See notes to financial statements.

JPMORGAN FUNDS
STATEMENT OF OPERATIONS
For the year ended May 31, 2001 (Amounts in thousands)

                                             MARKET NEUTRAL    SMARTINDEX(TM)        LARGE CAP
                                                  FUND             FUND             GROWTH FUND
-------------------------------------------------------------------------------------------------
      INVESTMENT INCOME:
         Dividend                                  $ 10         $   5,539           $    24
         Interest                                 1,345                90                --
         Foreign taxes withheld                      (1)              (25)               --
         Dividend income from affiliated
             investments *                           91               723                 3
-------------------------------------------------------------------------------------------------
                    Total Investment Income       1,445             6,327                27
-------------------------------------------------------------------------------------------------
      EXPENSES:
         Investment advisory fees                   298             1,166                28
         Administration services fees                 9               221                 3
         Shareholder servicing fees                  20               466                 6
         Administration fees                         --                 5                --
         Fund services fees                          --                 6                --
         Dividends on securtites sold short         306                --                --
         Accounting fees                             15                15                15
         Custodian fees                              29               175                 7
         Printing and postage                         8                 7                 8
         Professional fees                           39                42                39
         Registration expenses                       33               142                --
         Transfer agent fees                         16                18                16
         Trustees' fees                              --                 5                --
         Other                                        3                12                 4
-------------------------------------------------------------------------------------------------
                    Total Expenses                  776             2,280               126
-------------------------------------------------------------------------------------------------
         Less expense reimbursements                221               636                84
-------------------------------------------------------------------------------------------------
                    Net Expenses                    555             1,644                42
-------------------------------------------------------------------------------------------------
                        Net Investment
                        Income (Loss)               890             4,683               (15)
-------------------------------------------------------------------------------------------------
      REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

        Net realized gain (loss) on:
         Investments                                503           (56,215)             (552)
         Securities sold short                       60                --                --
         Futures transactions                        33            (2,188)               --
         Change in net unrealized
         appreciation/depreciation of:
         Investments                              2,084            (2,353)            (1,006)
         Securities sold short                   (1,195)               --                 --
         Futures contracts                           --               349                 --
-------------------------------------------------------------------------------------------------
         Net realized and unrealized gain (loss)
         on investments, securities sold short
         and futures transactions                 1,485           (60,407)            (1,558)
-------------------------------------------------------------------------------------------------
         Net increase (decrease) in net
         assets from operations                 $ 2,375          $(55,724)           $(1,573)
-------------------------------------------------------------------------------------------------
         * Includes reimbursements of
           investment advisory, administrative
           and shareholder servicing fees:      $     3          $     21            $    --
=================================================================================================


                       See notes to financial statements.

                                                                      U.S. EQUITY        INSTITUTIONAL
                                                  U.S. EQUITY        FUND-ADVISOR         U.S. EQUITY
                                                      FUND              SERIES*              FUND
---------------------------------------------------------------------------------------------------------
      INVESTMENT INCOME:
         Income from Portfolio                    $   4,263             $   12             $   2,337
         Foreign taxes withheld                          (3)                --                    (2)
         Expenses from Portfolio                     (1,631)                (5)                 (900)
---------------------------------------------------------------------------------------------------------
                    Total Investment Income           2,629                  7                 1,435
---------------------------------------------------------------------------------------------------------
      EXPENSES:
         Administration services fees                    85                 --                    47
         Shareholder servicing fees                     893                  1                   197
         Administration fees                              4                 --                     2
         Fund services fees                               5                 --                     3
         Accounting fees                                 30                 21                    30
         Distribution fees                               --                  2                    --
         Printing and postage                            12                  9                    11
         Professional fees                               18                 11                    17
         Service organization fees                       --                  2                    --
         Registration expenses                           25                  6                    21
         Transfer agent fees                             90                 10                    18
         Trustees' fees                                   3                 --                     2
         Other                                           10                 --                     1
---------------------------------------------------------------------------------------------------------
                    Total Expenses                    1,175                 62                   349
---------------------------------------------------------------------------------------------------------
         Less expense reimbursements                     --                 57                    28
---------------------------------------------------------------------------------------------------------
                    Net Expenses                      1,175                  5                   321
---------------------------------------------------------------------------------------------------------
                        Net Investment
                        Income                        1,454                  2                 1,114
---------------------------------------------------------------------------------------------------------
      REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
         Net realized gain (loss) on investments
         from Portfolio                               3,125               (231)                5,941
         Change in net unrealized
         appreciation/depreciation of
         investments from Portfolio                 (29,060)                95               (16,637)
---------------------------------------------------------------------------------------------------------
         Net realized and unrealized loss
         on investments                             (25,935)              (136)              (10,696)
---------------------------------------------------------------------------------------------------------
         Net decrease in net
         assets from operations                    $(24,481)             $(134)            $  (9,582)
---------------------------------------------------------------------------------------------------------

* Fund commenced operations on 9/15/00.


                      See notes to financial statements.

                                                 DISCIPLINED         INSTITUTIONAL
                                                   EQUITY             DISCIPLINED
                                                    FUND              EQUITY FUND
-------------------------------------------------------------------------------------
      INVESTMENT INCOME:
         Income from Portfolio                  $   1,950             $   18,458
         Foreign taxes withheld                        (8)                   (75)
         Expenses from Portfolio                     (603)                (5,724)
-------------------------------------------------------------------------------------
                    Total Investment Income         1,339                 12,659
-------------------------------------------------------------------------------------
      EXPENSES:
         Administration services fees                  35                    336
         Shareholder servicing fees                   373                  1,415
         Administration fees                            2                     14
         Fund services fees                             2                     19
         Accounting fees                               30                     30
         Printing and postage                          19                     11
         Professional fees                             18                     19
         Registration expenses                          7                    186
         Transfer agent fees                           45                     34
         Trustees' fees                                 2                     11
         Other                                         17                     37
-------------------------------------------------------------------------------------
                    Total Expenses                    550                  2,112
-------------------------------------------------------------------------------------
         Less expense reimbursements                    6                  1,446
-------------------------------------------------------------------------------------
                    Net Expenses                      544                    666
-------------------------------------------------------------------------------------
                        Net Investment
                        Income                        795                 11,993
-------------------------------------------------------------------------------------
      REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
         Net realized loss on investments
         from Portfolio                           (12,905)              (149,357)
         Change in net unrealized
         appreciation/depreciation of
         investments from Portfolio                (5,881)               (12,853)
-------------------------------------------------------------------------------------
         Net realized and unrealized
         loss on investments                      (18,786)              (162,210)
-------------------------------------------------------------------------------------
         Net decrease in net assets
         from operations                         $(17,991)             $(150,217)
=====================================================================================

                       See notes to financial statements.

                                                                    INSTITUTIONAL      U.S. SMALL
                                                    U.S. SMALL       U.S. SMALL         COMPANY
                                                     COMPANY           COMPANY       OPPORTUNITIES
                                                      FUND              FUND              FUND
-----------------------------------------------------------------------------------------------------
      INVESTMENT INCOME:
         Income from Portfolio                      $  4,210           $ 5,558           $  3,279
         Foreign taxes withheld                           (3)               (4)                --
         Expenses from Portfolio                      (2,058)           (2,715)           (3,437)
-----------------------------------------------------------------------------------------------------
                    Total Investment Income (Loss)     2,149             2,839              (158)
-----------------------------------------------------------------------------------------------------
      EXPENSES:
         Administration services fees                     73                97               123
         Shareholder servicing fees                      774               408             1,290
         Administration fees                               3                 4                 5
         Fund services fees                                4                 5                 7
         Accounting fees                                  30                30                30
         Printing and postage                             12                 7                 7
         Professional fees                                15                16                17
         Registration expenses                            74                33                40
         Transfer agent fees                              62                24               104
         Trustees' fees                                    4                 4                 5
         Other                                            12                16                39
-----------------------------------------------------------------------------------------------------
                    Total Expenses                     1,063               644             1,667
-----------------------------------------------------------------------------------------------------
         Less expense reimbursements                      --                 3                --
-----------------------------------------------------------------------------------------------------
                   Net Expenses                        1,063               641             1,667
-----------------------------------------------------------------------------------------------------
                        Net Investment
                        Income (Loss)                  1,086             2,198            (1,825)
-----------------------------------------------------------------------------------------------------
      REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
         Net realized gain (loss) on
         investments from Portfolio                      451               575           (30,821)
         Change in net unrealized
         appreciation/depreciation
         of investments from Portfolio                (2,763)           (3,970)          (56,858)
-----------------------------------------------------------------------------------------------------
         Net realized and unrealized
         loss on investments                          (2,312)           (3,395)          (87,679)
-----------------------------------------------------------------------------------------------------
         Net decrease in net assets
         from operations                             $(1,226)          $(1,197)         $(89,504)
-----------------------------------------------------------------------------------------------------

                       See notes to financial statements.

JPMORGAN FUNDS
STATEMENT OF CHANGES IN NET ASSETS For the periods indicated

STATEMENTS OF CHANGES IN NET ASSETS For the year ended May 31,
(Amounts in thousands)

                                                                  MARKET NEUTRAL        SMARTINDEX(TM)           LARGE CAP GROWTH
                                                                       FUND                  FUND                      FUND
                                                              --------------------  ----------------------   -----------------------
                                                                  2001     2000         2001       2000         2001        2000
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss)                                $   890   $   456    $   4,683   $  2,186      $   (15)   $    --
    Net realized gain (loss) on investments, securities
    sold short, and futures transactions                            596      (338)     (58,403)    (3,927)        (552)       394
    Change in net unrealized appreciation/depreciation of
    investments, securities sold short, and futures contracts       889      (232)      (2,004)     2,545       (1,006)       535
------------------------------------------------------------------------------------------------------------------------------------
          Increase (decrease) in net assets from operations       2,375      (114)     (55,724)       804       (1,573)       929
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                          (867)     (325)      (4,240)    (1,114)          --         (4)
    Net realized gain on investment transactions                     --      (344)          --        (51)        (415)       (79)
------------------------------------------------------------------------------------------------------------------------------------
          Total distributions to shareholders                      (867)     (669)      (4,240)    (1,165)        (415)       (83)
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares issued                                  10,451     2,500      256,349    430,662           --         --
    Dividends reinvested                                            867       669        3,203      1,164          414         83
    Cost of shares redeemed                                      (5,641)       --     (116,766)   (36,287)          --         --
------------------------------------------------------------------------------------------------------------------------------------
          Increase from capital share transactions                5,677     3,169      142,786    395,539          414         83
------------------------------------------------------------------------------------------------------------------------------------
          Total increase (decrease) in net assets                 7,185     2,386       82,822    395,178       (1,574)       929
NET ASSETS:
    Beginning of period                                          12,529    10,143      400,541      5,363        6,191      5,262
------------------------------------------------------------------------------------------------------------------------------------
    End of period                                               $19,714   $12,529    $ 483,363   $400,541      $ 4,617    $ 6,191
------------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
    Issued                                                          731       178       15,880     25,195           --         --
    Reinvested                                                       60        47          204         67           29          5
    Redeemed                                                       (384)       --       (7,364)    (2,132)          --         --
------------------------------------------------------------------------------------------------------------------------------------
    Change in shares                                                407       225        8,720     23,130           29          5
====================================================================================================================================
Accumulated undistributed net investment income                 $   264   $   187    $   1,530   $  1,087      $    --    $    --
====================================================================================================================================

                       See notes to financial statements.

                                                                                            U.S. EQUITY    INSTITUTIONAL
                                                                       U.S. EQUITY         FUND - ADVISOR    U.S. EQUITY
                                                                          FUND                 SERIES           FUND
                                                                       -----------          ------------    -------------
                                                                                               9/15/00*
                                                                                               THROUGH
                                                                     2001        2000          5/31/01    2001         2000
-------------------------------------------------------------------------------------------------------------------------------
     INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
         Net investment income                                       $ 1,454     $  2,478      $  2       $  1,114     $ 2,040
         Net realized gain (loss) on investments from Portfolio        3,125       22,541      (231)         5,941      15,598
         Change in net unrealized appreciation/depreciation
         of investments from Portfolio                               (29,060)     (14,615)       95        (16,637)    (10,166)
-------------------------------------------------------------------------------------------------------------------------------
               Increase (decrease) in net assets from operations     (24,481)      10,404      (134)        (9,582)      7,472
-------------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
         Net investment income                                        (1,308)      (2,633)       (1)        (1,331)     (1,951)
         Net realized gain on investment transactions                (14,120)     (63,328)       --        (10,850)    (45,835)
-------------------------------------------------------------------------------------------------------------------------------
               Total distributions to shareholders                   (15,428)     (65,961)       (1)       (12,181)    (47,786)
-------------------------------------------------------------------------------------------------------------------------------
     INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS:
         Proceeds from shares issued                                  48,080       56,124     2,960         40,121      44,909
         Dividends reinvested                                         14,592       60,761        --         11,891      45,796
         Cost of shares redeemed                                     (97,576)    (115,604)     (246)      (120,736)    (87,154)
-------------------------------------------------------------------------------------------------------------------------------
               Increase (decrease) from capital share transactions   (34,904)       1,281     2,714        (68,724)      3,551
-------------------------------------------------------------------------------------------------------------------------------
               Total increase (decrease) in net assets               (74,813)     (54,276)    2,579        (90,487)    (36,763)
     NET ASSETS:
         Beginning of period                                         386,689      440,965        --        241,490     278,253
-------------------------------------------------------------------------------------------------------------------------------
         End of period                                              $311,876    $ 386,689    $2,579      $ 151,003    $241,490
-------------------------------------------------------------------------------------------------------------------------------
     SHARE TRANSACTIONS:
         Issued                                                        2,310        2,355       327          3,386       3,181
         Reinvested                                                      742        2,790        --          1,044       3,574
         Redeemed                                                     (4,651)      (4,912)      (30)        (9,739)     (6,327)
-------------------------------------------------------------------------------------------------------------------------------
         Change in shares                                             (1,599)         233       297         (5,309)        428
-------------------------------------------------------------------------------------------------------------------------------
     Accumulated undistributed net investment income                $    428    $     282    $    1        $   315    $    532
-------------------------------------------------------------------------------------------------------------------------------

* Commencement of operations.

                       See notes to financial statements.


                                                                                                       INSTITUTIONAL
                                                                         DISCIPLINED EQUITY          DISCIPLINED EQUITY
                                                                               FUND                         FUND
                                                                         ------------------          -------------------
                                                                         2001          2000          2001           2000
-----------------------------------------------------------------------------------------------------------------------------
     INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
         Net investment income                                          $    795       $  1,232    $   11,993    $   13,361
         Net realized gain (loss) on investments from Portfolio          (12,905)         3,113      (149,357)       22,602
         Change in net unrealized appreciation/depreciation
         of investments from Portfolio                                    (5,881)         3,527       (12,853)       22,395
-----------------------------------------------------------------------------------------------------------------------------
               Increase (decrease) in net assets from operations         (17,991)         7,872      (150,217)       58,358
-----------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
         Net investment income                                              (982)        (1,082)      (12,362)      (12,298)
         Net realized gain on investment transactions                     (1,794)        (3,587)           --       (60,312)
-----------------------------------------------------------------------------------------------------------------------------
               Total distributions to shareholders                        (2,776)        (4,669)      (12,362)      (72,610)
-----------------------------------------------------------------------------------------------------------------------------
     INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS:
         Proceeds from shares issued                                      80,572        164,257       297,629       691,185
         Dividends reinvested                                              2,586          4,397        11,502        69,686
         Cost of shares redeemed                                         (94,413)      (131,994)     (412,421)     (278,944)
-----------------------------------------------------------------------------------------------------------------------------
               Increase (decrease) from capital share transactions       (11,255)        36,660      (103,290)      481,927
-----------------------------------------------------------------------------------------------------------------------------
               Total increase (decrease) in net assets                   (32,022)        39,863      (265,869)      467,675
     NET ASSETS:
         Beginning of period                                             160,455        120,592     1,476,110     1,008,435
-----------------------------------------------------------------------------------------------------------------------------
         End of period                                                  $128,433       $160,455    $1,210,241    $1,476,110
-----------------------------------------------------------------------------------------------------------------------------
     SHARE TRANSACTIONS:
         Issued                                                            4,598          8,518        17,437        38,419
         Reinvested                                                          151            281           699         3,905
         Redeemed                                                         (5,521)        (6,824)      (24,956)      (15,563)
-----------------------------------------------------------------------------------------------------------------------------
         Change in shares                                                   (772)         1,975        (6,820)       26,761
-----------------------------------------------------------------------------------------------------------------------------
     Accumulated undistributed net investment income                    $    229       $    416    $    2,716    $    3,085
-----------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

                                                                          U.S.             INSTITUTIONAL                U.S.
                                                                      SMALL COMPANY       U.S. SMALL COMPANY       SMALL COMPANY
                                                                          FUND                  FUND             OPPORTUNITIES FUND
                                                                    ------------------   --------------------   -------------------
                                                                    2001          2000   2001            2000   2001           2000
-----------------------------------------------------------------------------------------------------------------------------------
     INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
         Net investment income (loss)                              $   1,086  $    123  $   2,198  $   1,036 $  (1,825)  $ (2,269)
         Net realized gain (loss) on investments from Portfolio          451     38,031        575     73,587   (30,821)    60,819
         Change in net unrealized appreciation/depreciation
         of investments from Portfolio                                (2,763)     6,948     (3,970)    12,835   (56,858)     8,035
-----------------------------------------------------------------------------------------------------------------------------------
               Increase (decrease) in net assets from operations      (1,226)    45,102     (1,197)    87,458   (89,504)    66,585
-----------------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
         Net investment income                                          (545)      (144)    (2,155)      (275)       --         --
         Net realized gain on investment transactions                (22,322)        --    (45,717)        --   (40,197)        --
-----------------------------------------------------------------------------------------------------------------------------------
               Total distributions to shareholders                   (22,867)      (144)   (47,872)      (275) ( 40,197)        --
-----------------------------------------------------------------------------------------------------------------------------------
     INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS:
         Proceeds from shares issued                                 215,828    208,966    197,258     94,035   426,571    395,396
         Dividends reinvested                                         19,995        119     31,219        162    22,690         --
         Cost of shares redeemed                                    (200,280)  (156,350)  (127,499)  (168,082) (508,748)  (219,385)
-----------------------------------------------------------------------------------------------------------------------------------
               Increase (decrease) from capital share transactions    35,543     52,735    100,978    (73,885)  (59,487)   176,011
-----------------------------------------------------------------------------------------------------------------------------------
               Total increase (decrease) in net assets                11,450     97,693     51,909     13,298  (189,188)   242,596
     NET ASSETS:
         Beginning of period                                         284,572    186,879    358,074    344,776   528,678    286,082
-----------------------------------------------------------------------------------------------------------------------------------
         End of period                                             $ 296,022  $ 284,572  $ 409,983  $ 358,074 $ 339,490  $ 528,678
-----------------------------------------------------------------------------------------------------------------------------------
     SHARE TRANSACTIONS:
         Issued                                                        7,963      7,320     13,614      5,732    28,211     22,070
         Reinvested                                                      812          5      2,389         13     1,716         --
         Redeemed                                                     (7,521)    (5,502)    (8,974)   (10,818)  (35,331)   (12,319)
-----------------------------------------------------------------------------------------------------------------------------------
         Change in shares                                              1,254      1,823      7,029     (5,073)   (5,404)     9,751
-----------------------------------------------------------------------------------------------------------------------------------
     Accumulated undistributed net investment income               $     458  $      32  $     503  $     624 $      --  $      --
-----------------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

JPMORGAN DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2001

1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- J.P. Morgan Funds, J.P. Morgan Institutional Funds, and J.P. Morgan Series Trust (the "Trusts") were organized as Massachusetts business trusts and registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as open-end management investment companies. J.P. Morgan Funds and J.P. Morgan Institutional Funds were organized on November 4, 1992 and J.P. Morgan Series Trust was organized on August 15, 1996. The Funds below (collectively the "Funds") are separate series of the Trusts. Not all series of the Trusts are shown on this report.

J.P. Morgan Funds

J.P. Morgan U.S. Equity Fund ("USEF")
J.P. Morgan U.S. Equity Fund-Advisor Series ("USEFAS")
J.P. Morgan Disciplined Equity Fund ("DEF")
J.P. Morgan U.S. Small Company Fund ("USSCF")
J.P. Morgan U.S. Small Company Opportunities Fund ("USSCOF")

J.P. Morgan Institutional Funds

J.P. Morgan Institutional U.S. Equity Fund ("IUSEF")
J.P. Morgan Institutional Disciplined Equity Fund ("IDEF")
J.P. Morgan Institutional U.S. Small Company Fund ("IUSSCF")

J.P. Morgan Series Trust

J.P. Morgan Market Neutral Fund ("MNF")
J.P. Morgan SmartIndex(TM)Fund ("SF")
J.P. Morgan Large Cap Growth Fund ("LCGF")

The Trustees of J.P. Morgan Series Trust have divided the beneficial interests in the MNF into two classes of shares, Institutional and Select. Currently, the SF and LCGF only offer Institutional Shares. The Declarations of Trust permits the trustees to issue an unlimited number of shares in the Funds.

THE FOLLOWING IS A SUMMARY OF THE SIGNIFICANT ACCOUNTING POLICIES OF THE FUNDS:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

     A.   USEF, USEFAS, DEF, USSCF, USSCOF, IUSEF, IDEF, AND IUSSCF
     USEF, USEFAS, DEF, USSCF, USSCOF, IUSEF, IDEF, and IUSSCF (collectively the "Feeder Funds") utilize the Master Feeder Fund Structure and seek to achieve their investment objectives by investing all their investable assets in either The U.S. Equity Portfolio ("USEP"), The Disciplined Equity Portfolio ("DEP"), The U.S. Small Company Portfolio ("USSCP"), or The U.S. Small Company Opportunities Portfolio ("USSCOP") (collectively the "Portfolios"). The Portfolios are diversified, open-end management investment com-panies having the same investment objectives as the respective Feeder funds. The values of such investments included in the Statements of Assets and Liabilities reflect the Feeder Funds' proportionate interest in the net assets of the respective Portfolios, which at May 31, 2001 were approximately:

      FUND                          % OF THE U.S. EQUITY PORTFOLIO

       USEF                                          67.0%
       USEFAS                                         0.6
       IUSEF                                         32.4


      FUND                       % OF THE DISCIPLINED EQUITY PORTFOLIO

       DEF                                            9.6%
       IDEF                                          90.4


      FUND                       % OF THE U.S. SMALL COMPANY PORTFOLIO

       USSCF                                         41.5%
       IUSSCF                                        58.5


      FUND                   % OF THE U.S. SMALL COMPANY OPPORTUNITIES PORTFOLIO

       USSCOF                                       100.0%

The performance of the Feeder Funds are directly affected by the performance of the Portfolios. The financial statements of the Portfolios, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Funds' financial statements.

     1. SECURITY VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolios' Notes to Financial Statements that are included elsewhere in this report.

     2. INVESTMENT INCOME -- The Feeder Funds earn income, net of expenses, daily on their investment in the respective Portfolios. All net investment income and realized and unrealized gains and losses of the Portfolios are allocated pro-rata among the Funds and other investors in the Portfolios at the time of such determination.

      B.  MNF, SF, LCGF

          The investment objective of MNF is to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The investment objective of SF is to provide a consistently high total return from a broadly diversified portfolio while maintaining risk characteristics similar to the S&P 500. The investment objective of LCGF is to provide long-term growth from a portfolio of large cap stocks.

     1. SECURITY VALUATION -- Securities traded on principal securities exchanges are valued at the last reported sales price, or at the mean of the latest bid and asked prices when no last sales price is available. Securities traded over-the counter and certain foreign securities are valued at the quoted bid price from a market maker or dealer. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

          Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Funds net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Trustees.

     2. REPURCHASE AGREEMENTS -- The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Trustees. The Funds' custodian (or designated subcustodians, as the case may be under tri-party repurchase agreements) takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. It is the policy of the Funds to mark-to-market the collateral on a daily basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the seller of the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     3. INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or as of the time the relevant ex-dividend date and amount becomes known. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     4. FUTURES CONTRACTS -- The Funds may enter into futures contracts in order to hedge existing portfolio securities, or securities the Funds intend to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements and to manage exposure to changing interest rates and securities prices. The risks of entering into futures contracts include the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Funds are required to deposit with the broker either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made to or received from the broker daily, in cash, by the Funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gain or loss. The Funds will recognize a gain or loss when the contract is closed or expires.

     5. FOREIGN CURRENCY TRANSACTIONS-- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates and are reported in the Statement of Operations.

          Although the net assets of the Funds are presented at the exchange rates and market values prevailing at the end of the period, the Funds do not isolate the portion of the results of operations arising from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

     6. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency, to manage the Funds' exposure to foreign currency exchange fluctuations or to adjust the Funds' exposure relative to the benchmark. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The Funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

     7. SHORT SALES -- MNF may engage in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities made with the applicable counterparty broker. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the Fund is held by one broker. Dividend expense on short sales is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker.

      C.  GENERAL POLICIES

     1. SECURITY TRANSACTIONS -- Security transactions for the Funds are accounted for as of the trade date. Realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     2. EXPENSES -- Expenses incurred by the Trusts with respect to any two or more Funds in the Trust are allocated in proportion to the net assets of each Fund in each Trust, except where allocations of direct expenses to each Fund can otherwise be made fairly.

     3. ORGANIZATION EXPENSES -- The following Funds incurred organization expenses that have been deferred and are being amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the Funds.

      FUND                                ORGANIZATION EXPENSES

       DEF                                     $  7,898
       IDEF                                      10,340
       USSCOF                                    14,000

     4. INCOME TAX STATUS -- It is the Funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     5. DISTRIBUTIONS TO SHAREHOLDERS-- Distributions to a shareholder are recorded on the ex-dividend date.

          The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with the Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition - "temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized capital gains.

          The following amounts were reclassified within the capital accounts (in thousands):

                                       ACCUMULATED
                                      UNDISTRIBUTED/           ACCUMULATED
                                    (DISTRIBUTIONS IN         NET REALIZED
                       PAID-IN        EXCESS OF) NET           GAIN (LOSS)
                       CAPITAL      INVESTMENT INCOME        ON INVESTMENTS
--------------------------------------------------------------------------------
      MNF           $       -          $     54             $   (54)
      LCGF                (15)               15                   -
      USEF                 76                 -                 (76)
      USEFAS               96                 -                 (96)
      IUSEF              (148)                -                 148
      DEF                 (30)                -                  30
      IDEF                 37                 -                 (37)
      USSCF               165              (115)                (50)
      IUSSCF             (168)             (164)                332
      USSCOF           (1,825)            1,825                   -

     The reclassifications for MNF primarily relate to the capitalization of dividend expense on short sales for tax purposes. The reclassifications for LCGF and USSCOF primarily relate to the character for tax purposes of current year net operating losses. The reclassifications for USEF, USEFAS, IUSEF, DEF, IDEF, USSCF and IUSSCF primarily relate to the application of tax allocation rules and a basis adjustment as a result of asset migration at the portfolio level.

2.   TRANSACTIONS WITH AFFILIATES

     A. ADVISORY-- J.P. Morgan Series Trust, on behalf of MNF, SF, and LCGF, has an Investment Advisory Agreement with J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan") and a wholly owned subsidiary of J.P. Morgan Chase & Co. Under the terms of the agreement, MNF, SF, and LCGF each pay JPMIM at an annual rate of 1.50%, 0.25% and 0.50%, respectively, of their average daily net assets.

     MNF, SF, and LCGF may invest in one or more affiliated money market funds:
     J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The Advisor has agreed to reimburse the Funds in an amount to offset any investment advisory, administrative fee and shareholder servicing fees related to the Fund's investment in an affiliated money market fund. The amount listed on the Statement of Operations as Dividend Income from Affiliated Investment is the amount the Funds earned.

     B. ADMINISTRATIVE SERVICES -- The Trusts have Administrative Services Agreements (the "Services Agreements") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the Funds. Under the Services Agreements, the Trusts have agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the Trusts and certain other registered investment companies for which JPMIM acts as investment advisor in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to Funds Distributor, Inc. The portion of this charge payable by the Funds is determined by the proportionate share that its net assets bear to the net assets of the Trusts and certain other investment companies for which Morgan provides similar services.

     The Trustees have approved an increase in the Funds' administration fee. Effective August 11, 2001, the administration fee payable to Morgan will be increased to 0.15% of average daily net assets for complex wide non-money market fund assets up to $25 billion and 0.075% on assets in excess of $25 billion. Morgan, however, has contractually agreed to waive fees payable to them and to reimburse expenses so that the Funds' actual total operating expenses (excluding interest, dividend expenses (only for MNF), taxes and extraordinary items) of the Funds, will remain the same for a period of three years and will not exceed the listed percentages of the Funds' average daily net assets.

      FUND                              % OF AVERAGE DAILY NET ASSETS
------------------------------------------------------------------------
       MNF                                            1.25%
       SF                                             0.35
       LCGF                                           0.75
       USEF                                           0.79
       USEFAS                                         1.05
       IUSEF                                          0.64
       DEF                                            0.75
       IDEF                                           0.45
       USSCF                                          1.01
       IUSSCF                                         0.83
       USSCOF                                         1.02

     The above caps are all the same for those that were in effect for the year ended May 31, 2001 except for IUSEF, IUSSCF and USSCOF which were 0.60%, 0.80% and no cap, respectively, which expired on May 31, 2000.

     C. Administration -- Prior to May 1, 2001, the Trusts retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator for the Fund. Under a Co-Administration

     Agreement between FDI and the Trusts, FDI provided administrative services necessary for the operations of the Funds, furnished office space and facilities required for conducting the business of the Funds and paid the compensation of the Funds' officers affiliated with FDI. The Funds agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The portion of this charge payable by the Funds was determined by the proportionate share that its net assets bear to the net assets of the Trusts and certain other investment companies for which FDI provides similar services.

     Effective May 1, 2001, BISYS Fund Services, L.P. ("BISYS") has been named as the Funds' Sub-Administrator. FDI will no longer serve as the Funds' co-administrator. For its services as Sub-Administrator, BISYS will receive a portion of the fees payable to Morgan as Administrator.

     On April 11, 2001, the BISYS Group Inc., completed its acquisition of Boston Institutional Group, the parent company of FDI.

     D. DISTRIBUTION PLANS-- Pursuant to Distribution Agreements, J.P. Morgan Fund Distributors, Inc., a wholly owned subsidiary of The BISYS Group, Inc., acts as the Trusts' exclusive underwriter and promotes and arranges for the sale of each Fund's shares. Prior to April 10, 2001, FDI acted as the Trusts' Distributor.

     The Trustees have adopted Distribution Plans for Shares of USEFAS (the "Fund") in accordance with Rule 12b-1 under the 1940 Act. The Plans provide for the Fund to pay a fee for these services which is computed daily and paid monthly at an annual rate not to exceed 0.25% of the value of the average daily net assets of the Funds. The amount paid to such institutions is based on the daily value of shares owned by their clients.

     E. SHAREHOLDER SERVICING -- The Trusts have a Shareholder Servicing Agreement with Morgan under which Morgan provides account administration and personal account maintenance service to Fund shareholders. The agreement provides for the Funds to pay Morgan a fee for these services that is computed daily and paid monthly at the listed annual rates of the average daily net assets of the Funds.

      FUND                              % OF AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
       MNF                                            0.10%
       SF                                             0.10
       LCGF                                           0.10
       USEF                                           0.25
       USEFAS                                         0.05
       IUSEF                                          0.10
       DEF                                            0.25
       IDEF                                           0.10
       USSCF                                          0.25
       IUSSCF                                         0.10
       USSCOF                                         0.25

     Morgan, Charles Schwab & Co. ("Schwab") and the Trusts are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes Fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The Funds are not responsible for payments to Schwab under the Schwab Agreements; however, in the event the services agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the Trusts and Morgan are terminated, the Funds would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

     F. SERVICE PLAN -- J.P. Morgan Funds, on behalf of USEFAS, has a Service Plan with respect to Fund shares which authorizes it to compensate Service Organizations for providing account administration and other services to its customers who are beneficial owners of such shares. The Fund will enter into agreements with Service Organizations that purchase shares on behalf of their customers ("Service Agreements"). The Service Agreements provide that the Fund pay Service Organizations a fee which is computed daily and paid monthly at an annual rate of up to 0.25% of the average daily net assets of the Fund with respect to the shares of the Fund attributable to or held in the name of the Service Organization for their customers.

     G. FUND SERVICES -- The Trusts have a Fund Services Agreement with Pierpont Group, Inc. ("PGI") to assist the Trustees in exercising their overall supervisory responsibilities for the Trusts' affairs. The Trustees of the Trusts represent all the existing shareholders of PGI. In connection with the reorganization (See Note 8), it is anticipated that the Trusts will terminate their agreements with PGI.

     H. TRUSTEES -- Each Trustee receives an aggregate annual fee of $75,000 for serving on the board of the Trusts and other registered investment companies in which they invest. The trustees' fees and expenses shown in the financial statements represent the Fund's allocated portion of the total Trustees' fees and expenses. The Trust's Chairman and Chief Executive Officer also serves as Chairman of PGI and receives compensation and employee benefits from PGI. The allocated portion of such compensation and benefits included in the Fund Services Fee shown on the Statement of Operations was as follows:

      FUND                              ALLOCATED TRUSTEES' FEES & EXPENSES
--------------------------------------------------------------------------------
       MNF                                       $   100
       SF                                          1,200
       LCGF                                          20
       USEF                                       1,000
       USEFAS                                         5
       IUSEF                                        600
       DEF                                          400
       IDEF                                       2,100
       USSCF                                        800
       IUSSCF                                     1,100
       USSCOF                                     1,400

     3.   FEDERAL INCOME TAXES

     For Federal income tax purposes, the cost and net unrealized appreciation (depreciation) of investment securities at May 31, 2001 were as follows (in thousands):

                                                     MNF         SF         LCGF
-----------------------------------------------------------------------------------
Aggregate cost                                     $16,960   $504,380      $5,021
Gross unrealized appreciation                        2,687     51,128         655
Gross unrealized depreciation                         (787)   (73,199)       (962)
Net unrealized appreciation (depreciation)           1,900    (22,071)       (307)

     At May 31, 2001, the following Funds has capital loss carryovers which will be available to offset capital gains. To the extent that any net capital loss carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

                                                            EXPIRATION
FUND                                     AMOUNT                DATE
--------------------------------------------------------------------------------
SF                                  $     102,307          May 31, 2008
                                       17,112,878          May 31, 2009
                                       ----------
                                       17,215,185
LCGF                                      120,882          May 31, 2009
USEFAS                                      2,521          May 31, 2009
DEF                                     4,772,378          May 31, 2009
IDEF                                   48,217,648          May 31, 2009
USSCOF                                 10,362,525          May 31, 2009

Capital losses incurred after October 31, within a Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred the following post-October realized losses.


FUND                                    AMOUNT
-------------------------------------------------------------
MNF                                $      5,629
SF                                   22,215,313
LCGF                                    438,378
USEF                                  2,266,130
USEFAS                                  303,491
DEF                                   8,256,403
IDEF                                 95,877,977
USSCF                                 5,316,790
IUSSCF                                6,974,294
USSCOF                               15,721,870

4. INVESTMENT TRANSACTIONS

During the year ended May 31, 2001, purchases and sales of investments (excluding short-term investments) were as follows (in thousands):

                                                     MNF         SF         LCGF
----------------------------------------------------------------------------------
Purchases (excluding U.S. Government securities)    $28,779   $449,569     $3,703
Sales (excluding U.S. Government securities)         24,926    299,614      3,749

5.  BANK LOANS

The Funds may borrow money for temporary or emergency purposes, such as funding shareholder redemptions. Effective May 23, 2000 and extended on June 20, 2001, the Funds, along with certain other funds managed by JPMIM, entered into a $150,000,000 bank line of credit agreement with DeutscheBank. Borrowings under the agreement will bear interest at approximate market rates. A commitment fee is charged at an annual rate of 0.085% on the unused portion of the committed amount.

The Funds had no borrowings outstanding at May 31, 2001. During the year ended May 31, 2001, USSCOF borrowed from the line of credit for which it paid $11,963 in interest charges.

6.  CONCENTRATIONS OF RISK

From time to time, the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

7.  CORPORATE EVENT

The Merger of J.P. Morgan & Co. Incorporated, the former parent company of the Funds' Advisor, JPMIM, with and into The Chase Manhattan Corporation was consummated on December 31, 2000. J.P. Morgan Chase & Co. is the new parent company of JPMIM, which continues to serve as the Funds' Advisor.

8.  SUBSEQUENT EVENT

On March 27, 2001, the Board of Trustees of the J.P. Morgan Funds and J.P. Morgan Institutional Funds approved agreements and plans of reorganization (the "Reorganization Plans") pursuant to which (i) IUSEF will acquire all of the assets and assume all of the liabilities of USEF and USEFAS in exchange for Select Class and Class A Shares, respectively, of equal value of IUSEF; (ii) IUSSCF will acquire all of the assets and assume all of the liabilities of USSCF in exchange for Select Class Shares of equal value of IUSSCF; (iii) IDEF will acquire all of the assets and assume all of the liabilities of DEF in exchange for Select Class Shares of equal value of IDEF (collectively, the "Reorganizations"). Concurrent with the Reorganizations, the surviving Funds and USSCOF will cease to operate under a "master/feeder" structure and will instead invest directly in portfolio securities. Each Reorganization Plan can be consummated only if, among other things, it is approved by the vote of a majority (as defined by the 1940 Act) of outstanding voting securities of the acquired Funds. At a special meeting of shareholders (the "Meeting") held on July 3, 2001, the shareholders of USEFAS approved the Plan of Reorganization. The meeting originally scheduled for USEF, USSCF and DEF was adjourned until July 25, 2001. Only shareholders of record as of the close of business on April 6, 2001 were entitled to vote at the Meeting and the adjournment. If the Reorganizations are approved at the adjourned meeting, the Reorganizations are expected to become effective on or about September 7, 2001, or such other date as agreed to by the parties to the Reorganization Plans.

IUSEF has also entered into an agreement and plan of reorganization with (i) JPMorgan Large Cap Equity Fund (formerly, Chase Vista Large Cap Equity Fund), a series of Mutual Fund Group ("MFG") (the "Concurrent Reorganization"). If the Concurrent Reorganization is approved by the shareholders of this fund and certain other conditions are met, this fund will also be reorganized into IUSEF. The Concurrent Reorganization is also expected to become effective on or about September 7, 2001, or such other date as agreed to by the parties to the Concurrent Reorganization.

In connection with the reorganizations, it is anticipated that the Trusts will terminate their agreements with PGI.

JPMORGAN FUNDS

FINANCIAL HIGHLIGHTS


FINANCIAL HIGHLIGHTS

                                                                                             MARKET NEUTRAL FUND
                                                                             ---------------------------------------------------
                                                                                       YEAR ENDED                    12/31/98*
                                                                             --------------------------------         THROUGH
                                                                               5/31/01              5/31/00            5/31/99
                                                                             ------------         -----------        ----------
Per share operating performance:
Net asset value, beginning of period                                               $14.02             $15.16             $15.00
                                                                                   ------             ------             ------

Income from investment operations:
Net investment income                                                                0.54               0.60               0.13
Net gains or losses on securities (both realized and unrealized)                     1.19              (0.75)              0.07
                                                                                   ------             ------             ------
Total from investment operations                                                     1.73              (0.15)              0.20
                                                                                   ------             ------             ------
Less distributions:
Dividends from net investment income                                                 0.59               0.48               0.04
Distributions from capital gains                                                    --                  0.51              --
                                                                                   ------             ------             ------
Total distributions                                                                  0.59               0.99               0.04
                                                                                   ------             ------             ------
Net asset value, end of period                                                     $15.16             $14.02             $15.16
                                                                                   ======             ======             ======
Total return                                                                        12.65%             (0.99)%             1.34%@
Ratios/supplemental data:
Net assets, end of period (in millions)                                            $   20             $   13             $   10
Ratios to average net assets:#
   Net expenses (excluding dividend expense)                                         1.25%              1.50%              2.00%
   Net investment income                                                             4.47%              4.46%              2.14%
   Expenses without reimbursements (including dividend expense)                      3.90%              3.69%              5.66%
   Net investment income without reimbursements (including dividend expense)         3.36%              2.88%              0.00%
Portfolio turnover rate                                                               141%               114%+               54%+
----------------------------------------------------------------------------------------------------------------------------------

* Commencement of operations.
@ Not annualized.
# Short periods have been annualized.
+ Restated.

                       See notes to financial statements.

                                                                                              SMARTINDEX(TM) FUND
                                                                            ------------------------------------------------
                                                                                       YEAR ENDED                 12/31/98*
                                                                            -------------------------------        THROUGH
                                                                              5/31/01            5/31/00           5/31/99
                                                                              -------            -------           -------
Per share operating performance:
Net asset value, beginning of period                                          $17.07             $16.06             $15.00
                                                                              ------             ------             ------

Income from investment operations.
Net investment income                                                           0.16               0.14               0.07
Net gains or losses on securities (both realized and unrealized)               (2.06)              1.02               1.02
                                                                              ------             ------             ------
Total from investment operations                                               (1.90)              1.16               1.09
                                                                              ------             ------             ------
Less distributions:
Dividends from net investment income                                            0.15               0.14               0.03
Distributions from capital gains                                                  --               0.01                 --
                                                                              ------             ------             ------
Total distributions                                                             0.15               0.15               0.03
                                                                              ------             ------             ------
Net asset value, end of period                                                $15.02             $17.07             $16.06
                                                                              ======             ======             ======
Total return                                                                  (11.21)%             7.25%              7.27%@
Ratios/supplemental data:
Net assets, end of period (in millions)                                       $  483             $  401             $    5
Ratios to average net assets:#
   Net expenses                                                                 0.35%              0.35%              0.35%
   Net investment income                                                        1.00%              1.26%              1.13%
   Expenses without reimbursements                                              0.49%              0.58%              5.44%
   Net investment income without reimbursements                                 0.86%              1.03%             (3.96)%
Portfolio turnover rate                                                           67%                45%                19%
---------------------------------------------------------------------------------------------------------------------------------

* Commencement of operations.
@ Not annualized.
# Short periods have been annualized.

                       See notes to financial statements.

                                                                                           LARGE CAP GROWTH FUND
                                                                             ---------------------------------------------
                                                                                  YEAR ENDED                     12/31/98*
                                                                             ---------------------------          THROUGH
                                                                             5/31/01             5/31/00          5/31/99
                                                                             -------             -------          -------
Per share operating performance:
Net asset value, beginning of period                                          $18.32             $15.78             $15.00
                                                                              ------             ------             ------
Income from investment operations:
Net investment income                                                             --               0.01                 --
Net gains or losses on securities (both realized and unrealized)               (4.53)              2.78               0.78
                                                                              ------             ------             ------
Total from investment operations                                               (4.53)              2.79               0.78
                                                                              ------             ------             ------
Less distributions:
Dividends from net investment income                                              --               0.01                 --
Distributions from capital gains                                                1.23               0.24                 --
                                                                              ------             ------             ------
Total distributions                                                             1.23               0.25                 --
                                                                              ------             ------             ------
Net asset value, end of period                                                $12.56             $18.32             $15.78
                                                                              ======             ======             ======
Total return                                                                  (25.46)%            17.70%              5.20%@
Ratios/supplemental data:
Net assets, end of period (in millions)                                       $    5             $    6             $    5
Ratios to average net assets:#
   Net expenses                                                                 0.75%              0.75%              0.75%
   Net investment income                                                       (0.27)%               --^             (0.03)%
   Expenses without reimbursements                                              2.24%              2.30%              4.01%
   Net investment income without reimbursements                                (1.76)%            (1.55)%            (3.29)%
Portfolio turnover rate                                                           66%                66%                35%
---------------------------------------------------------------------------------------------------------------------------------

* Commencement of operations.
@ Not annualized.
# Short periods have been annualized.
^ Less than 0.01%.

                       See notes to financial statements.

                                                                                                U.S. EQUITY FUND
                                                                         ---------------------------------------------------------
                                                                                                   YEAR ENDED
                                                                         ---------------------------------------------------------
                                                                          5/31/01     5/31/00      5/31/99     5/31/98     5/31/97
                                                                          -------     -------      -------     -------     -------
Per share operating performance:
Net asset value, beginning of period                                      $21.71      $25.09       $25.66     $24.63      $22.15
                                                                          ------      ------       ------     ------      ------

Income from investment operations:
Net investment income                                                       0.09        0.15         0.18       0.18        0.25
Net gains or losses on investments (both realized and unrealized)          (1.61)       0.41         3.91       5.92        4.72
                                                                          ------      ------       ------     ------      ------

Total from investment operations                                           (1.52)       0.56         4.09       6.10        4.97
                                                                          ------      ------       ------     ------      ------

Less distributions:
Dividends from net investment income                                        0.08        0.16         0.19       0.23        0.36
Distributions from capital gains                                            0.87        3.78         4.47       4.84        2.13
                                                                          ------      ------       ------     ------      ------

Total distributions                                                         0.95        3.94         4.66       5.07        2.49
                                                                          ------      ------       ------     ------      ------

Net asset value, end of period                                            $19.24      $21.71       $25.09     $25.66      $24.63
                                                                          ======      ======       ======     ======      ======
Total return                                                               (7.10)%      2.20%       18.39%     28.35%      25.00%
Ratios/supplemental data:
Net assets, end of period (in millions)                                   $  312      $  387       $  441     $  448      $  363
Ratios to average net assets:
   Net expenses                                                             0.79%       0.78%        0.79%      0.78%       0.80%
   Net investment income                                                    0.41%       0.59%        0.70%      0.71%       1.13%
   Expenses without reimbursements                                          0.79%       0.78%        0.79%      0.78%       0.80%
   Net investment income without reimbursements                             0.41%       0.59%        0.70%      0.71%       1.13%
----------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

                                                                    U.S. EQUITY
                                                                   FUND - ADVISOR
                                                                      SERIES                INSTITUTIONAL U.S. EQUITY FUND
                                                                   --------------  -------------------------------------------
                                                                     9/15/00*                          YEAR ENDED
                                                                      THROUGH      -------------------------------------------
                                                                      5/31/01       5/31/01   5/31/00 5/31/99  5/31/98 5/31/97
                                                                      -------       -------   ------- -------  ------- -------
Per share operating performance:
Net asset value, beginning of period                                     $10.00      $12.79    $15.08  $16.73  $15.66  $14.00
                                                                         ------      ------    ------  ------  ------  ------
Income from investment operations:
Net investment income                                                      0.02        0.08      0.11    0.16    0.15    0.17
Net gains or losses on investments (both realized and unrealized)         (1.33)      (0.96)     0.26    2.39    3.81    3.02
                                                                         ------      ------    ------  ------  ------  ------
Total from investment operations                                          (1.31)      (0.88)     0.37    2.55    3.96    3.19
                                                                         ------      ------    ------  ------  ------  ------
Less distributions:
Dividends from net investment income                                       0.01        0.08      0.11    0.17    0.18    0.25
Distributions from capital gains                                             --        0.71      2.55    4.03    2.71    1.28
                                                                         ------      ------    ------  ------  ------  ------
Total distributions to shareholders                                        0.01        0.79      2.66    4.20    2.89    1.53
                                                                         ------      ------    ------  ------  ------  ------
Net asset value, end of period                                          $  8.68      $11.12    $12.79  $15.08  $16.73  $15.66
                                                                         ======      ======    ======  ======  ======  ======
Total return                                                             (13.10)%@    (6.99)%    2.45%  18.66%  28.53%  25.21%
Ratios/supplemental data:
Net assets, end of period (in millions)                                 $     3      $  151    $  241  $  278  $  379  $  330
Ratios to average net assets:#
   Net expenses                                                            1.05%       0.62%     0.60%   0.60%   0.60%   0.60%
   Net investment income                                                   0.22%       0.57%     0.76%   0.89%   0.89%   1.33%
   Expenses without reimbursements                                         7.05%       0.64%     0.63%   0.63%   0.63%   0.65%
   Net investment income without reimbursements                           (5.78)%      0.55%     0.73%   0.86%   0.86%   1.28%
------------------------------------------------------------------------------------------------------------------------------

* Commencement of operations.
@ Not annualized
# Short periods have been annualized.

                       See notes to financial statements.

                                                                                        DISCIPLINED EQUITY FUND
                                                                     -------------------------------------------------------------
                                                                                       YEAR ENDED                        12/31/97*
                                                                     -----------------------------------------------      THROUGH
                                                                      5/31/01            5/31/00             5/31/99      5/31/98
                                                                      -------            -------             -------      -------
Per share operating performance:
Net asset value, beginning of period                                  $18.67             $18.22             $14.95       $12.98
                                                                      ------             ------             ------       ------
Income from investment operations:
Net investment income                                                   0.09               0.13               0.12         0.03
Net gains or losses on investments (both realized and unrealized)      (2.03)              0.82               3.28         1.96
                                                                      ------             ------             ------       ------
Total from investment operations                                       (1.94)              0.95               3.40         1.99
                                                                      ------             ------             ------       ------
Less distributions:
Dividends from net investment income                                    0.11               0.13               0.09         0.02
Distributions from capital gains                                        0.20               0.37               0.04        --
                                                                      ------             ------             ------       ------
Total distributions                                                     0.31               0.50               0.13         0.02
                                                                      ------             ------             ------       ------
Net asset value, end of period                                        $16.42             $18.67             $18.22       $14.95
                                                                      ======             ======             ======       ======
Total return                                                          (10.43)%             5.19%             22.86%       15.33%@
Ratios/supplemental data:
Net assets, end of period (in millions)                               $  128             $  160             $  121       $   18
Ratios to average net assets:#
   Net expenses                                                         0.77%              0.75%              0.75%        0.75%
   Net investment income                                                0.53%              0.76%              0.89%        1.00%
   Expenses without reimbursements                                      0.77%              0.78%              0.86%        3.28%
   Net investment income without reimbursements                         0.53%              0.73%              0.78%       (1.53)%
----------------------------------------------------------------------------------------------------------------------------------

* Commencement of operations.
@ Not annualized.
# Short periods have been annualized.

                       See notes to financial statements.

                                                                               INSTITUTIONAL DISCIPLINED EQUITY FUND
                                                                  -----------------------------------------------------------
                                                                                   YEAR ENDED                         1/3/97*
                                                                  ---------------------------------------------       THROUGH
                                                                   5/31/01     5/31/00     5/31/99      5/31/98       5/31/97
                                                                   -------     -------     -------      -------       -------
Per share operating performance:
Net asset value, beginning of period                               $17.54      $17.57      $14.96      $11.47        $10.00
                                                                   ------      ------      ------      ------        ------
Income from investment operations:
Net investment income                                                0.14        0.17        0.17        0.12          0.04
Net gains or losses on investments (both realized and unrealized)   (1.89)       0.81        3.18        3.62          1.43
                                                                   ------      ------      ------      ------        ------
Total from investment operations                                    (1.75)       0.98        3.35        3.74          1.47
                                                                   ------      ------      ------      ------        ------
Less distributions:
Dividends from net investment income                                 0.14        0.18        0.15        0.12         --
Distributions from capital gains                                       --        0.83        0.59        0.13         --
                                                                   ------      ------      ------      ------        ------
Total distributions                                                  0.14        1.01        0.74        0.25         --
                                                                   ------      ------      ------      ------        ------
Net asset value, end of period                                     $15.65      $17.54      $17.57      $14.96        $11.47
                                                                   ======      ======      ======      ======        =======
Total return                                                        (9.99)%      5.54%      23.07%      32.98%        14.70%@
Ratios/supplemental data:
Net assets, end of period (in millions)                            $1,210      $1,476      $1,008      $  296        $   50
Ratios to average net assets:#
   Net expenses                                                      0.45%       0.45%       0.45%       0.45%         0.45%
   Net investment income                                             0.85%       1.04%       1.14%       1.27%         1.58%
   Expenses without reimbursements                                   0.55%       0.55%       0.60%       0.72%         1.34%
   Net investment income without reimbursements                      0.75%       0.94%       0.99%       1.00%         0.69%
------------------------------------------------------------------------------------------------------------------------------

* Commencement of operations.
@ Not annualized.
# Short periods have been annualized.

                       See notes to financial statements.

                                                                                         U.S. SMALL COMPANY FUND
                                                                     ---------------------------------------------------------
                                                                                                YEAR ENDED
                                                                     ---------------------------------------------------------
                                                                      5/31/01     5/31/00        5/31/99    5/31/98    5/31/97
                                                                      -------     -------        -------    -------    -------
Per share operating performance:
Net asset value, beginning of period                                  $27.10      $21.54         $27.68    $26.04     $26.20
                                                                      ------      ------         ------    ------     ------
Income from investment operations:
Net investment income                                                   0.10          --           0.08      0.11       0.18
Net gains or losses on investments (both realized and unrealized)       0.06^       5.58          (3.30)     5.58       2.00
                                                                      ------      ------         ------    ------     ------
Total from investment operations                                        0.16        5.58          (3.22)     5.69       2.18
                                                                      ------      ------         ------    ------     ------
Less distributions:
Dividends from net investment income                                    0.05        0.02           0.08      0.14       0.21
Distributions from capital gains                                        2.03          --           2.84      3.91       2.13
                                                                      ------      ------         ------    ------     ------
Total distributions                                                     2.08        0.02           2.92      4.05       2.34
                                                                      ------      ------         ------    ------     ------
Net asset value, end of period                                        $25.18      $27.10         $21.54    $27.68     $26.04
                                                                      ======      ======         ======    ======     ======
Total return                                                            0.75%      25.90%        (10.95)%   23.37%      9.49%
Ratios/supplemental data:
Net assets, end of period (in millions)                               $  296      $  285         $  187    $  262     $  238
Ratios to average net assets:
   Net expenses                                                         1.01%       1.00%          1.02%     0.97%      0.90%
   Net investment income                                                0.35%       0.05%          0.34%     0.39%      0.71%
   Expenses without reimbursements                                      1.01%       1.00%          1.02%     1.03%      1.03%
   Net investment income without reimbursements                         0.35%       0.05%          0.34%     0.33%      0.58%
-------------------------------------------------------------------------------------------------------------------------------

^ The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the fund during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values.

                       See notes to financial statements.

                                                                                      INSTITUTIONAL U.S. SMALL COMPANY FUND
                                                                      --------------------------------------------------------------
                                                                                                 YEAR ENDED
                                                                      --------------------------------------------------------------
                                                                        5/31/01     5/31/00        5/31/99       5/31/98    5/31/97
                                                                        -------     -------        -------       -------    -------
Per share operating performance:
Net asset value, beginning of period                                    $15.11      $11.98         $15.30         $14.09     $13.97
                                                                        ------      ------         ------         ------     ------
Income from investment operations:
Net investment income                                                     0.08        0.04           0.08           0.09       0.10
Net gains or losses on investments (both realized and unrealized)         0.03^       3.10          (1.83)          3.04       1.07
                                                                        ------      ------         ------         ------     ------
Total from investment operations                                          0.11        3.14          (1.75)          3.13       1.17
                                                                        ------      ------         ------         ------     ------
Less distributions:
Dividends from net investment income                                      0.09        0.01           0.08           0.08       0.13
Distributions from capital gains                                          1.79          --           1.49           1.84       0.92
                                                                        ------      ------         ------         ------     ------
Total distributions                                                       1.88        0.01           1.57           1.92       1.05
                                                                        ------      ------         ------         ------     ------
Net asset value, end of period                                          $13.34      $15.11         $11.98         $15.30     $14.09
                                                                        ======      ======         ======         ======     ======
Total return                                                              0.94%      26.23%        (10.79)%        23.55%      9.44%
Ratios/supplemental data:
Net assets, end of period (in millions)                                 $  410      $  358         $  345         $  420     $  402
Ratios to average net assets:
   Net expenses                                                           0.82%       0.80%          0.80%          0.80%      0.80%
   Net investment income                                                  0.54%       0.26%          0.55%          0.55%      0.81%
   Expenses without reimbursements                                        0.82%       0.82%          0.85%          0.85%      0.85%
   Net investment income without reimbursements                           0.54%       0.24%          0.50%          0.50%      0.76%
------------------------------------------------------------------------------------------------------------------------------------

^ The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the fund during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values.

                       See notes to financial statements.

                                                                              U.S. SMALL COMPANY OPPORTUNITIES FUND
                                                                      ------------------------------------------------------
                                                                                   YEAR ENDED                       6/16/97*
                                                                      ----------------------------------            THROUGH
                                                                        5/31/01     5/31/00      5/31/99            5/31/98
                                                                        -------     -------      -------            -------
Per share operating performance:
Net asset value, beginning of period                                    $15.90      $12.17      $12.57             $10.00
                                                                        ------      ------      ------             ------
Income from investment operations:
Net investment income                                                    (0.07)         --       (0.01)             (0.02)
Net gains or losses on investments (both realized and unrealized)        (2.29)       3.73       (0.08)              2.59
                                                                        ------      ------      ------             ------
Total from investment operations                                         (2.36)       3.73       (0.09)              2.57
                                                                        ------      ------      ------             ------
Less distributions:
Distributions from capital gains                                          1.35          --        0.31                 --
                                                                        ------      ------      ------             ------
Total distributions                                                       1.35          --        0.31                 --
                                                                        ------      ------      ------             ------
Net asset value, end of period                                          $12.19      $15.90      $12.17             $12.57
                                                                        ======      ======      ======             ======
Total return                                                            (15.51)%     30.65%      (0.49)%            25.70%@
Ratios/supplemental data:
Net assets, end of period (in millions)                                 $  339      $  529      $  286             $  189
Ratios to average net assets:#
   Net expenses                                                           0.99%       0.99%       1.07%              1.19%
   Net investment income                                                 (0.35)%     (0.47)%     (0.42)%            (0.37)%
   Expenses without reimbursements                                        0.99%       0.99%       1.07%              1.25%
   Net investment income without reimbursements                          (0.35)%     (0.47)%     (0.42)%            (0.43)%
----------------------------------------------------------------------------------------------------------------------------

* Commencement of operations.
@ Not annualized.
# Short periods have been annualized.

                       See notes to financial statements.

JPMORGAN DOMESTIC EQUITY FUNDS


                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of the J.P. Morgan Funds, J.P. Morgan Institutional Funds and J.P. Morgan Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments of the J.P. Morgan Market Neutral Fund, J.P. Morgan SmartIndex(TM) Fund, and J.P. Morgan Large Cap Growth Fund, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the J.P. Morgan U.S. Equity Fund, J.P. Morgan U.S. Equity Fund-Advisor Series, J.P. Morgan Disciplined Equity Fund, J.P. Morgan U.S. Small Company Fund, and J.P. Morgan U.S. Small Company Opportunities Fund (five of the funds constituting the J.P. Morgan Funds); J.P. Morgan Institutional U.S. Equity Fund, J.P. Morgan Institutional Disciplined Equity Fund and J.P. Morgan Institutional U.S. Small Company Fund (three of the funds constituting the J.P. Morgan Institutional Funds); and J.P. Morgan Market Neutral Fund, J.P. Morgan SmartIndex(TM) Fund, and J.P. Morgan Large Cap Growth Fund (three of the funds constituting the J.P. Morgan Series Trust) (collectively the "Funds") at May 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
July 19, 2001

THE U.S. EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS

As of May 31, 2001
(Amounts in thousands)

SHARES                ISSUER                                                        VALUE
-------------------------------------------------------------------------------------------
        LONG-TERM INVESTMENTS-- 98.1%
-------------------------------------------------------------------------------------------
                      Common Stock-- 98.0%
                      --------------------
                      Airlines-- 0.3%
            76        Southwest Airlines Co.                                       $ 1,522

                      Apparel-- 0.5%
            57        Jones Apparel Group, Inc.*                                     2,497

                      Automotive-- 1.3%
            94        Delphi Automotive Systems Corp.                                1,376
            86        Ford Motor Co.                                                 2,084
            22        General Motors Corp.                                           1,240
            33        Lear Corp.*                                                    1,158
                                                                                    -------
                                                                                     5,858
                      Banking-- 4.2%
           228        Bank One Corp.                                                 9,021
           118        Banknorth Group, Inc.                                          2,403
           368        U.S. Bancorp                                                   8,213
                                                                                    -------
                                                                                    19,637
                      Biotechnology-- 1.7%
            85        Amgen, Inc.*                                                   5,662
            32        Human Genome Sciences, Inc.*                                   2,090
                                                                                    -------
                                                                                     7,752
                      Chemicals-- 1.7%
            26        Potash Corp. of Saskatchewan (Canada)                          1,612
            75        PPG Industries, Inc.                                           4,142
            59        Rohm & Haas Co.                                                1,942
                                                                                    -------
                                                                                     7,696
                      Computer Networks-- 1.7%
           417        Cisco Systems, Inc.*                                           8,031

                      Computer Software-- 4.7%
            44        BEA Systems, Inc.*                                             1,575
            20        Check Point Software Technologies, LTD (Puerto Rico)*          1,050
           182        Microsoft Corp.*                                              12,611
           117        Oracle Corp.*                                                  1,795
           124        Parametric Technology Corp.*                                   1,473
            29        Rational Software Corp.*                                         687
            38        Veritas Software Corp.*                                        2,489
                                                                                    -------
                                                                                    21,680
                      Computers/Computer Hardware-- 5.8%
           213        Compaq Computer Corp.                                          3,403
            98        International Business Machines Corp.                         10,968
           147        NCR Corp.*                                                     6,888
           342        Sun Microsystems, Inc.*                                        5,639
                                                                                    -------
                                                                                    26,898

                         See notes to financial statements.

As of May 31, 2001
(Amounts in thousands)

SHARES                ISSUER                                               VALUE
-----------------------------------------------------------------------------------
        LONG-TERM INVESTMENTS-- CONTINUED
-----------------------------------------------------------------------------------
                      Consumer Products-- 6.4%
            69        Estee Lauder Co., Inc., Class A                   $    2,785
           169        Gillette Co.                                           4,892
           313        Philip Morris Companies, Inc.                         16,071
            91        Procter & Gamble Co.                                   5,839
                                                                         ----------
                                                                            29,587
                      Diversified-- 7.6%
           115        Cendant Corp.*                                         2,208
           370        General Electric Co.                                  18,139
           257        Tyco International LTD (Bermuda)                      14,782
                                                                         ----------
                                                                            35,129
                      Electronics/Electrical Equipment-- 1.2%
            73        Ameren Corp.                                           3,260
            18        Applied Biosystems Group-- Applera Corp.                 538
            24        Johnson Controls, Inc.                                 1,676
                                                                         ----------
                                                                             5,474
                      Entertainment/Leisure-- 0.2%
            40        Carnival Corp., Class A                                1,140

                      Environmental Services-- 0.8%
           128        Waste Management, Inc.                                 3,583

                      Financial Services-- 8.7%
           110        Capital One Financial Corp.                            7,130
           178        Citigroup, Inc.                                        9,128
            46        Countrywide Credit Industries, Inc.                    1,762
           474        E*Trade Group, Inc.*                                   3,557
            69        Fannie Mae                                             5,688
            96        Goldman Sachs Group, Inc.                              9,101
            36        Household International, Inc.                          2,357
            45        Stilwell Financial, Inc.                               1,488
                                                                         ----------
                                                                            40,211
                      Health Care/Health Care Services-- 1.8%
            82        Becton, Dickinson & Co.                                2,802
            35        C.R. Bard, Inc.                                        1,998
            49        Medtronic, Inc.                                        2,093
            35        Tenet Healthcare Corp.*                                1,583
                                                                         ----------
                                                                             8,476
                      Hotels/Other Lodging-- 0.5%
            50        Marriott International, Inc., Class A                  2,359

                      Insurance-- 4.4%
           136        AMBAC Financial Group, Inc.                            7,607
            44        American General Corp.                                 1,999
            82        Cigna Corp.                                            7,737
            43        Hartford Financial Services Group, Inc.                2,925
                                                                         ----------
                                                                            20,268

                       See notes to financial statements.

As of May 31, 2001
(Amounts in thousands)

SHARES                ISSUER                                           VALUE
--------------------------------------------------------------------------------
        LONG-TERM INVESTMENTS-- CONTINUED
--------------------------------------------------------------------------------
                      Internet Services/Software-- 0.4%
           163        TD Waterhouse Group, Inc.*                    $    1,940

                      Manufacturing-- 1.8%
            66        Cooper Industries, Inc.                            2,495
            41        Danaher Corp.                                      2,601
            68        Honeywell International, Inc.                      3,306
                                                                     -----------
                                                                         8,402
                      Multi-Media-- 3.7%
           181        AOL Time Warner, Inc.*                             9,466
            32        Gannett Co., Inc.                                  2,128
           152        Gemstar-TV Guide International, Inc.*              5,536
                                                                     -----------
                                                                        17,130
                      Oil & Gas-- 7.3%
            35        Anadarko Petroleum Corp.                           2,191
            83        Baker Hughes, Inc.                                 3,254
            44        Chevron Corp.                                      4,236
            76        Conoco, Inc., Class B                              2,381
            36        Cooper Cameron Corp.*                              2,522
           154        Exxon Mobil Corp.                                 13,665
           116        Global Marine, Inc.*                               2,981
            39        Texaco, Inc.                                       2,770
                                                                     -----------
                                                                        34,000
                      Paper/Forest Products-- 0.8%
           259        Smurfit-Stone Container Corp.*                     3,878

                      Pharmaceuticals-- 9.1%
           128        Alza Corp.*                                        6,049
            57        American Home Products Corp.                       3,621
            57        Bristol-Myers Squibb Co.                           3,070
            46        Eli Lilly & Co.                                    3,888
            59        Merck & Co., Inc.                                  4,336
           224        Pfizer, Inc.                                       9,585
           122        Pharmacia Corp.                                    5,920
           141        Schering-Plough Corp.                              5,898
                                                                     -----------
                                                                        42,367
                      Pipelines-- 0.3%
            33        Dynegy, Inc., Class A                              1,607

                      Restaurants/Food Services-- 0.3%
            52        McDonald's Corp.                                   1,584

                      Retailing-- 6.3%
            60        Abercrombie & Fitch Co., Class A*                  2,470
            74        Costco Wholesale Corp.*                            2,887
            51        Gap, Inc.                                          1,575
           161        Home Depot, Inc.                                   7,911
           101        Target Corp.                                       3,806
           120        TJX Companies, Inc.                                4,002
           125        Wal-Mart Stores, Inc.                              6,479
                                                                     -----------
                                                                        29,130

                       See notes to financial statements.

As of May 31, 2001
(Amounts in thousands)

SHARES                ISSUER                                           VALUE
--------------------------------------------------------------------------------
        LONG-TERM INVESTMENTS-- CONTINUED
--------------------------------------------------------------------------------
                      Semi-Conductors-- 3.5%
            36        Altera Corp.*                                 $       871
            45        Applied Materials, Inc.*                            2,227
           269        Intel Corp.                                         7,260
            50        Micron Technology, Inc.*                            1,886
            42        Texas Instruments, Inc.                             1,423
            57        Xilinx, Inc.*                                       2,360
                                                                       ---------
                                                                         16,027
                      Telecommunications-- 6.6%
            77        Adelphia Communications Corp., Class A*             2,928
           107        Charter Communications, Inc.*                       2,401
            92        Level 3 Communications, Inc.*                       1,027
           102        Nextel Communications, Inc., Class A*               1,625
           129        Qwest Communications International*                 4,754
           120        SBC Communications, Inc.                            5,187
           184        Sprint Corp., (PCS Group)*                          4,044
           128        Verizon Communications                              7,031
           104        WorldCom, Inc.*                                     1,854
                                                                       ---------
                                                                         30,851
                      Telecommunications Equipment-- 1.9%
            43        CIENA Corp.*                                        2,339
            60        JDS Uniphase Corp.*                                 1,001
            19        Juniper Networks, Inc.*                               800
            70        Lucent Technologies, Inc.                             549
            87        Motorola, Inc.                                      1,285
            46        Qualcomm, Inc.*                                     2,776
                                                                       ---------
                                                                          8,750
                      Toys & Games-- 0.1%
            26        Mattel, Inc.                                          465

                      Utilities-- 2.4%
            79        DTE Energy Co.                                      3,512
           225        Edison International                                2,431
            54        Entergy Corp.                                       2,341
           255        PG & E Corp.                                        2,909
                                                                       ---------
                                                                         11,193
                      ----------------------------------------------------------
                      Total Common Stock                               $455,122
                      (Cost $392,865)
                      ----------------------------------------------------------

                       See notes to financial statements.

As of May 31, 2001
(Amounts in thousands)

PRINCIPAL
AMOUNT                ISSUER                                             VALUE
------------------------------------------------------------------------------------
        LONG-TERM INVESTMENTS-- CONTINUED
------------------------------------------------------------------------------------
                      U.S. Treasury Security-- 0.1%
                      -----------------------------
       $   600        U.S. Treasury Note, 6.38%, 04/30/02@               $       614
                      (Cost $613)
------------------------------------------------------------------------------------
                      Total Long-Term Investments                            455,736
                      (Cost $393,479)
------------------------------------------------------------------------------------
        SHORT-TERM INVESTMENTS-- 1.9%
------------------------------------------------------------------------------------
       SHARES
                      Money Market Fund-- 1.9%
                      ------------------------
         8,719        J.P. Morgan Institutional Prime Money Market Fund+       8,719
                      (Cost $8,719)
------------------------------------------------------------------------------------
                      Total Investments-- 100.0%                            $464,455
                      (Cost $402,197)
------------------------------------------------------------------------------------
     NUMBER                                                           ORIGINAL         NOTIONAL
       OF                                         EXPIRATION          NOTIONAL         VALUE AT         UNREALIZED
    CONTRACTS            DESCRIPTION                 DATE              VALUE            5/31/01        APPRECIATION
--------------------------------------------------------------------------------------------------------------------
                     LONG FUTURES OUTSTANDING
                     ------------------------
       32           S&P 500 Index              June, 2001                $9,547          $10,059            $512

                       See notes to financial statements.

THE DISCIPLINED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS

As of May 31, 2001
(Amounts in thousands)

SHARES          ISSUER                                                     VALUE
---------------------------------------------------------------------------------
      LONG - TERM INVESTMENTS-- 99.3%
---------------------------------------------------------------------------------
                Common Stock - 99.2%
                --------------------
                Aerospace-- 0.9%
       110      Boeing Co.                                         $       6,899
        34      Goodrich Co.                                               1,416
         3      Lockheed Martin Corp.                                        107
        44      United Technologies Corp.                                  3,666
                                                                   --------------
                                                                          12,088
                Airlines-- 0.6%
        66      Delta Air Lines, Inc.                                      3,129
       225      Southwest Airlines Co.                                     4,492
                                                                   --------------
                                                                           7,621
                Apparel-- 0.3%
        59      Jones Apparel Group, Inc.*                                 2,608
        20      Nike, Inc., Class B                                          826
                                                                   --------------
                                                                           3,434
                Automotive-- 0.9%
       197      Delphi Automotive Systems Corp.                            2,893
       127      Ford Motor Co.                                             3,085
        87      General Motors Corp.                                       4,945
        27      Lear Corp.*                                                  952
                                                                   --------------
                                                                          11,875
                Banking-- 4.1%
       122      AmSouth Bancorporation                                     2,245
        63      Bank of America Corp.                                      3,721
         6      Bank of New York Co., Inc.                                   339
       294      Bank One Corp.                                            11,646
        36      Banknorth Group, Inc.                                        723
        14      Compass Bancshares, Inc.                                     344
        18      Dime Bancorp, Inc.                                           632
       152      First Union Corp.                                          4,905
        36      Golden State Bancorp, Inc.                                 1,060
        32      GreenPoint Financial Corp.                                 1,212
        36      Hibernia Corp., Class A                                      581
        17      IndyMac Bancorp, Inc.*                                       384
       141      KeyCorp                                                    3,353
        14      Mellon Financial Corp.                                       632
        47      National Commerce Financial Co.                            1,137
       120      PNC Financial Services Group, Inc.                         8,303
       586      U.S. Bancorp                                              13,073
         0^     Wachovia Corp.                                                13
         7      Wilmington Trust Corp.                                       466
                                                                   --------------
                                                                          54,769
                Biotechnology-- 0.9%
       144      Amgen, Inc.*                                               9,565
        39      Human Genome Sciences, Inc.*                               2,608
                                                                   --------------
                                                                          12,173

                       See notes to financial statements.

May 31, 2001
(Amounts in thousands)

SHARES          ISSUER                                                     VALUE
---------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS-- CONTINUED
---------------------------------------------------------------------------------
                Broadcasting/Cable-- 0.2%
        79      Comcast Corp., Class A*                            $       3,248

                Chemicals-- 1.7%
        71      Air Products & Chemical, Inc.                              3,316
       119      Dow Chemical Co.                                           4,258
        21      E.I. DuPont de Nemours Co.                                   979
        81      PPG Industries, Inc.                                       4,487
        96      Praxair, Inc.                                              4,842
       142      Rohm & Haas Co.                                            4,718
                                                                   --------------
                                                                          22,600
                Computer Networks-- 1.6%
       965      Cisco Systems, Inc.*                                      18,588
        56      Electronic Data Systems Corp.                              3,442
                                                                   --------------
                                                                          22,030
                Computer Software-- 5.2%
        29      Adobe Systems, Inc.                                        1,149
         0^     AutoDesk, Inc.                                                12
        77      Automatic Data Processing                                  4,143
        45      BEA Systems, Inc.*                                         1,625
       102      Citrix Systems, Inc.*                                      2,438
       624      Microsoft Corp.*                                          43,141
       551      Oracle Corp.*                                              8,432
        89      Parametric Technology Corp.*                               1,063
        74      Peregrine Systems, Inc.*                                   2,044
         2      RSA Security, Inc.*                                           43
        29      Siebel Systems, Inc.*                                      1,334
        65      Veritas Software Corp.*                                    4,313
                                                                   --------------
                                                                          69,737
                Computers/Computer Hardware-- 4.8%
       350      Compaq Computer Corp.                                      5,595
       243      Dell Computer Corp.*                                       5,907
       245      EMC Corp.*                                                 7,726
        94      Hewlett-Packard Co.                                        2,747
       236      International Business Machines Corp.                     26,363
       130      NCR Corp.*                                                 6,114
        43      Quantum Corporation Digital Linear Tape & Storage*           510
       539      Sun Microsystems, Inc.*                                    8,871
                                                                   --------------
                                                                          63,833
                Consumer Products-- 4.1%
         0^     Black & Decker Corp.                                           4
        81      Estee Lauder Co., Inc., Class A                            3,297
       222      Gillette Co.                                               6,431
       101      Kimberly-Clark Corp.                                       6,099
       536      Philip Morris Companies, Inc.                             27,531
       183      Procter & Gamble Co.                                      11,749
                                                                   --------------
                                                                          55,111
                Diversified-- 6.1%
       371      Cendant Corp.*                                             7,123
       107      CIT Group, Inc.                                            4,264

                       See notes to financial statements.

May 31, 2001
(Amounts in thousands)

SHARES          ISSUER                                                     VALUE
---------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- CONTINUED
---------------------------------------------------------------------------------
                Diversified -- Continued
     1,026      General Electric Co.                                $     50,264
       349      Tyco International LTD (Bermuda)                          20,039
                                                                   --------------
                                                                          81,690
                Electronics/Electrical Equipment-- 1.1%
        37      Agilent Technologies, Inc.*                                1,234
        54      Ameren Corp.                                               2,408
        27      Applied Biosystems Group - Applera Corp.                     834
        60      Cinergy Corp.                                              2,128
        41      Emerson                                                    2,749
        24      FPL Group, Inc.                                            1,381
        44      Johnson Controls, Inc.                                     3,118
        40      Wisconsin Energy Corp.                                       923
                                                                   --------------
                                                                          14,775
                Entertainment/Leisure - 0.0%
         3      International Game Technology*                               209

                Environmental Services-- 0.1%
        36      Waste Management, Inc.                                       996

                Financial Services-- 9.5%
        19      A.G. Edwards, Inc.                                           808
       163      American Express Co.                                       6,874
        37      AmeriCredit Corp.*                                         1,952
       136      Capital One Financial Corp.                                8,874
       196      Charles Schwab Corp.                                       3,683
        18      Charter One Financial, Inc.                                  557
       849      Citigroup, Inc.                                           43,526
        81      Countrywide Credit Industries, Inc.                        3,149
       188      E*Trade Group, Inc.*                                       1,412
       171      Fannie Mae                                                14,056
       139      Federal Home Loan Mortgage Corp.                           9,182
        59      Goldman Sachs Group, Inc.                                  5,582
        14      Heller Financial, Inc.                                       475
        95      Household International, Inc.                              6,251
        23      MBNA Corp.                                                   833
         5      Merrill Lynch & Co., Inc.                                    331
        35      Morgan Stanley Dean Witter & Co.                           2,269
       126      Providian Financial Corp.                                  7,123
       100      Stilwell Financial, Inc.                                   3,271
       201      Washington Mutual, Inc.                                    7,152
                                                                   --------------
                                                                         127,360
                Food/Beverage Products-- 3.1%
       263      Coca-Cola Co.                                             12,444
        25      General Mills, Inc.                                        1,038
        80      H.J. Heinz Co.                                             3,478
         1      Hershey Foods Corp.                                           36
        27      Kellogg Co.                                                  721
       192      Kroger Co.*                                                4,783
       101      PepsiCo, Inc.                                              4,539
        46      Quaker Oats Co.                                            4,390
       132      Safeway, Inc.*                                             6,660
        49      Unilever NV, New York Shares                               2,735
                                                                   --------------
                                                                          40,824

                       See notes to financial statements.

May 31, 2001
(Amounts in thousands)

SHARES          ISSUER                                                     VALUE
---------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS-- CONTINUED
---------------------------------------------------------------------------------
                Health Care/Health Care Services-- 2.1%
        14      Aetna Inc.*                                       $          336
        47      Baxter International, Inc.                                 2,311
       116      Becton, Dickinson & Co.                                    3,975
       100      Boston Scientific Corp.*                                   1,732
        53      C.R. Bard, Inc.                                            2,981
        64      Guidant Corp.*                                             2,399
        76      HCA - The Healthcare Co.                                   3,054
        13      Medtronic, Inc.*                                             572
        41      St. Jude Medical, Inc.                                     2,522
       185      Tenet Healthcare Corp.*                                    8,416
         2      Wellpoint Health Networks, Inc.*                             191
                                                                   --------------
                                                                          28,489
                Hotels/Other Lodging-- 0.7%
       183      Hilton Hotels Corp.                                        2,267
        83      Marriott International, Inc., Class A                      3,908
        95      Starwood Hotels & Resorts Worldwide, Inc.                  3,605
                                                                   --------------
                                                                           9,780
                Insurance-- 4.3%
       226      Allstate Corp.                                            10,183
        76      AMBAC Financial Group, Inc.                                4,232
       189      American General Corp.                                     8,557
       190      American International Group, Inc.                        15,365
        57      Cigna Corp.                                                5,413
        28      Hartford Financial Services Group, Inc.                    1,862
        55      Lincoln National Corp.                                     2,703
        17      Marsh & McLennan Companies, Inc.                           1,731
        72      MBIA, Inc.                                                 3,772
        17      Protective Life Corp.                                        557
        13      St Paul Companies, Inc.                                      653
        58      Torchmark Corp.                                            2,192
                                                                   --------------
                                                                          57,220
                Internet Services/Software-- 0.2%
        17      eBay, Inc.*                                                  999
       109      TD Waterhouse Group, Inc.*                                 1,297
                                                                   --------------
                                                                           2,296
                Machinery & Engineering Equipment-- 0.5%
        18      Dover Corp.                                                  759
        72      Ingersoll-Rand Co.                                         3,558
        56      Rockwell International Corp.                               2,641
                                                                   --------------
                                                                           6,958
                Manufacturing-- 1.7%
        42      Cooper Industries, Inc.                                    1,612
        41      Danaher Corp.                                              2,557
        27      Eaton Corp.                                                2,135
         9      Harley-Davidson, Inc.                                        399
       273      Honeywell International, Inc.                             13,204
        35      ITT Industries, Inc.                                       1,624
        27      Parker Hannifin Corp.                                      1,295
                                                                   --------------
                                                                          22,826

                       See notes to financial statements.

May 31, 2001
(Amounts in thousands)

SHARES          ISSUER                                                     VALUE
---------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS-- CONTINUED
---------------------------------------------------------------------------------
                Metals/Mining-- 0.8%
       243      Alcoa, Inc.                                         $     10,473

                Multi-Media-- 4.2%
       586      AOL Time Warner, Inc.*                                    30,597
        47      Fox Entertainment Group, Inc.*                             1,216
        97      Gannett Co., Inc.                                          6,429
       172      Gemstar-TV Guide International, Inc.*                      6,267
         3      Tribune Co.                                                  133
       197      Viacom, Inc., Class B*                                    11,372
                                                                   --------------
                                                                          56,014
                Oil & Gas-- 7.7%
         1      Amerada Hess Corp.                                            60
        57      Anadarko Petroleum Corp.                                   3,537
        72      Baker Hughes, Inc.                                         2,849
       162      Chevron Corp.                                             15,541
        59      Cooper Cameron Corp.*                                      4,101
        11      Devon Energy Corp.                                           629
        40      Diamond Offshore Drilling, Inc.                            1,584
       482      Exxon Mobil Corp.                                         42,778
       163      Global Marine, Inc.*                                       4,178
       288      Royal Dutch Petroleum Co., N.Y. Shares
                (Netherlands)                                             17,556
       142      Texaco, Inc.                                              10,153
                                                                   --------------
                                                                         102,966
                Paper/Forest Products-- 0.1%
        85      Smurfit-Stone Container Corp.*                             1,271
         5      Temple-Inland, Inc.                                          276
                                                                   --------------
                                                                           1,547
                Pharmaceuticals-- 9.8%
        37      Abbott Laboratories                                        1,928
       103      Alza Corp.*                                                4,861
       178      American Home Products Corp.                              11,236
       134      Bristol-Myers Squibb Co.                                   7,268
        94      Eli Lilly & Co.                                            7,945
        57      Forest Laboratories, Inc.*                                 4,221
       156      Johnson & Johnson                                         15,153
       305      Merck & Co., Inc.                                         22,240
       836      Pfizer, Inc.                                              35,868
       235      Pharmacia Corp.                                           11,412
       206      Schering-Plough Corp.                                      8,621
                                                                   --------------
                                                                         130,753
                Photographic Equipment-- 0.3%
        87      Eastman Kodak Co.                                          4,127

                Pipelines-- 0.1%
        37      Dynegy, Inc., Class A                                      1,819

                Restaurants/Food Services--- 0.4%
       173      McDonald's Corp.                                           5,232

                       See notes to financial statements.

May 31, 2001
(Amounts in thousands)

SHARES          ISSUER                                                     VALUE
----------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS-- CONTINUED
----------------------------------------------------------------------------------
                Retailing-- 5.4%
        56      Abercrombie & Fitch Co., Class A*                  $       2,292
         1      Best Buy Co., Inc.*                                           27
        34      Costco Wholesale Corp.*                                    1,319
       158      Federated Department Stores, Inc.*                         7,065
         5      Gap, Inc.                                                    146
       340      Home Depot, Inc.                                          16,759
         7      Kohl's Corp.*                                                419
        74      Limited, Inc.                                              1,201
        13      Lowe's Co.                                                   925
       115      MAY Department Stores Co.                                  3,757
       200      Target Corp.                                               7,549
       159      TJX Companies, Inc.                                        5,313
       471      Wal-Mart Stores, Inc.                                     24,363
        36      Walgreen Co.                                               1,435
                                                                   --------------
                                                                          72,570
                Semi-Conductors - 3.8%
        67      Altera Corp.*                                              1,618
         6      Analog Devices, Inc.*                                        258
       131      Applied Materials, Inc.*                                   6,521
         4      Broadcom Corp., Class A*                                     136
       826      Intel Corp.                                               22,297
        46      Lattice Semiconductor Corp.*                                 994
        84      Linear Technology Corporation                              4,013
        57      LSI Logic Corp.*                                           1,038
        35      Maxim Integrated Products, Inc.*                           1,801
        46      Micron Technology, Inc.*                                   1,714
        19      PMC-Sierra, Inc.*                                            607
       181      Texas Instruments, Inc.                                    6,186
        90      Xilinx, Inc.*                                              3,713
                                                                   --------------
                                                                          50,896
                Shipping/Transportation-- 0.1%
        29      C.H. Robinson Worldwide, Inc.                                854
        11      Gatx Corp.                                                   431
                                                                   --------------
                                                                           1,285
                Telecommunications-- 6.2%
        45      Adelphia Communications Corp., Class A*                    1,703
       293      AT&T Corp.                                                 6,194
       224      AT&T Corp.-- Liberty Media Group, Class A*                 3,773
       155      BellSouth Corp.                                            6,370
         3      Broadwing, Inc.                                               72
       203      Global Crossing LTD (Bermuda)*                             2,579
        99      Level 3 Communications, Inc.*                              1,111
       174      Nextel Communications, Inc., Class A*                      2,776
       258      Qwest Communications International*                        9,490
       383      SBC Communications, Inc.                                  16,471
       235      Sprint Corp., (PCS Group)*                                 5,166
        67      Tellabs, Inc.*                                             2,292
       366      Verizon Communications                                    20,065
       310      WorldCom, Inc.*                                            5,525
                                                                   --------------
                                                                          83,587

                       See notes to financial statements.

May 31, 2001
(Amounts in thousands)

SHARES          ISSUER                                                     VALUE
----------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS-- CONTINUED
----------------------------------------------------------------------------------
                Telecommunications Equipment-- 2.0%
        45      Avaya, Inc.*                                      $          730
        37      Cabletron Systems*                                           710
        68      CIENA Corp.*                                               3,666
       127      Corning, Inc.                                              2,403
       109      JDS Uniphase Corp.*                                        1,813
        32      Juniper Networks, Inc.*                                    1,357
       265      Lucent Technologies, Inc.                                  2,087
       307      Motorola, Inc.                                             4,519
       236      Nortel Networks Corp. (Canada)                             3,150
        99      Qualcomm, Inc.*                                            5,983
                                                                   --------------
                                                                          26,418
                Toys & Games-- 0.4%
        87      Hasbro, Inc.                                               1,306
       211      Mattel, Inc.                                               3,763
                                                                   --------------
                                                                           5,069
                Transportation-- 0.4%
       167      Burlington Northern Santa Fe Corp.                         5,180
         5      Union Pacific Corp.                                          293
                                                                   --------------
                                                                           5,473
                Utilities-- 2.6%
        75      CMS Energy Corp.                                           2,237
        62      DTE Energy Co.                                             2,764
       184      Edison International                                       1,995
        27      Enron Corp.                                                1,429
       190      Entergy Corp.                                              8,195
        42      GPU, Inc.                                                  1,399
        45      Nisource, Inc.                                             1,402
       194      PG & E Corp.                                               2,208
        44      Pinnacle West Capital Corp.                                2,173
        95      Progress Energy, Inc.                                      4,055
       104      TXU Corp.                                                  5,141
        80      Xcel Energy, Inc.                                          2,436
                                                                   --------------
                                                                          35,434
                Warehousing-- 0.2%
        51      W.W. Grainger, Inc.                                        2,232

                -----------------------------------------------------------------
                Total Common Stock                                    1,327,837
                (Cost $1,188,555)
                -----------------------------------------------------------------
  PRINCIPAL
    AMOUNT
                U.S. Treasury Security-- 0.1%
                -----------------------------
    $1,000      U.S. Treasury Note, 6.38%, 04/30/02@                       1,023
                (Cost $1,022)
----------------------------------------------------------------------------------
                Total Long-Term Investments                            1,328,860
                (Cost $1,189,577)
----------------------------------------------------------------------------------

                       See notes to financial statements.

May 31, 2001
(Amounts in thousands)

SHARES          ISSUER                                                     VALUE
-------------------------------------------------------------------------------------
      SHORT-TERM INVESTMENT-- 0.7%
-------------------------------------------------------------------------------------
                Money Market Fund-- 0.7%
                ------------------------
     9,225      J.P. Morgan Institutional Prime Money Market Fund+ $       9,225
                (Cost $9,225)
-------------------------------------------------------------------------------------
                Total Investments-- 100.0%                            $1,338,085
                (Cost $1,198,802)
-------------------------------------------------------------------------------------
   NUMBER                                        ORIGINAL    NOTIONAL
     OF                           EXPIRATION     NOTIONAL    VALUE AT    UNREALIZED
 CONTRACTS       DESCRIPTION         DATE          VALUE      5/31/01   APPRECIATION
-------------------------------------------------------------------------------------
               LONG FUTURES OUTSTANDING
               ------------------------
     33        S&P 500 Index      June, 2001      $10,006     $10,373       $367

                       See notes to financial statements.

THE U.S. SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS

As of May 31, 2001
(Amounts in thousands)

SHARES            ISSUER                                                               VALUE
--------------------------------------------------------------------------------------------------
       Long-Term Investments-- 92.6%
--------------------------------------------------------------------------------------------------
                  Common Stock-- 91.8%
                  --------------------
                  Advertising-- 0.5%
          37      Catalina Marketing Corp.*                                        $    1,219
          66      Getty Images, Inc.*                                                   1,839
          96      Obie Media Corp.*                                                       758
                                                                                   ------------
                                                                                        3,816
                  Aerospace-- 0.8%
         125      Innovative Solutions & Support, Inc.*                                 1,660
          46      L-3 Communications Holdings, Inc.*                                    4,102
                                                                                   ------------
                                                                                        5,762
                  Airlines-- 1.1%
         272      SkyWest, Inc.                                                         7,722

                  Apparel-- 2.9%
          91      Coach, Inc.*                                                          3,204
         218      Genesco, Inc.*                                                        6,603
          64      Hot Topic, Inc.*                                                      1,844
          59      Kenneth Cole Productions, Inc.*                                       1,782
          79      Quiksilver, Inc.*                                                     1,966
          41      Talbots, Inc.                                                         1,490
         125      Vans, Inc.*                                                           3,081
                                                                                   ------------
                                                                                       19,970
                  Appliances & Household Durables-- 1.1%
          79      Furniture Brands International, Inc.*                                 1,788
         175      JAKKS Pacific*                                                        2,750
         125      Polycom, Inc. (Puerto Rico)*                                          3,092
                                                                                   ------------
                                                                                        7,630
                  Automotive-- 1.1%
         149      Monaco Coach Corp.*                                                   3,272
         161      National R.V. Holdings, Inc.*                                         1,718
          23      Oshkosh Truck Corp.                                                     866
          41      Superior Industries International, Inc.                               1,637
                                                                                   ------------
                                                                                        7,493
                  Banking-- 3.5%
          32      Astoria Financial Corp.                                               1,766
         132      City National Corp.                                                   5,611
         130      National Commerce Financial Co.                                       3,147
         243      Net.B@nk, Inc.*                                                       2,560
         277      Ocwen Financial Corp.*                                                2,571
         222      Pacific Century Financial Corp.                                       5,484
          91      Waypoint Financial Corp.                                              1,086
          54      Westamerica Bancorporation                                            2,063
                                                                                   ------------
                                                                                       24,288
                  Biotechnology-- 3.2%
          33      Affymetrix, Inc.*                                                     1,303
          13      Aviron*                                                                 701
         261      Charles River Laboratories International, Inc.*                       8,267
          45      Curagen Corp.*                                                        1,688
          28      Eden Bioscience Corp.*                                                  526
          47      Enzon, Inc.*                                                          3,283
          78      Inhale Therapeutic Systems, Inc.*                                     2,182


                       See notes to financial statements.

As of May 31, 2001
(Amounts in thousands)

SHARES            ISSUER                                                               VALUE
--------------------------------------------------------------------------------------------------
       Long-Term Investments -- Continued
--------------------------------------------------------------------------------------------------
                  Biotechnology -- Continued
          38      Invitrogen Corp.*                                                $    2,693
          41      Maxygen, Inc.*                                                          708
          81      Transgenomic, Inc.*                                                     832
                                                                                   ------------
                                                                                       22,183
                  Business Services-- 2.4%
          44      Administaff, Inc.*                                                    1,125
         128      Anchor Gaming (Puerto Rico)*                                          8,130
          27      ITT Educational Services, Inc.*                                         968
         287      On Assignment, Inc.*                                                  6,119
                                                                                   ------------
                                                                                       16,342
                  Chemicals-- 2.9%
         143      Albemarle Corp.                                                       3,284
         251      Olin Corp.                                                            4,715
          43      OM Group, Inc.                                                        2,641
          20      Potash Corp. of Saskatchewan (Canada)                                 1,203
         138      Symyx Technologies, Inc.*                                             3,784
         250      Wellman, Inc.                                                         4,252
                                                                                   ------------
                                                                                       19,879
                  Computer Software-- 3.6%
         141      Apropos Technology, Inc.*                                               360
         195      Borland Software Corp.*                                               1,880
         175      Eclipsys Corp.*                                                       3,811
          34      Manugistics Group, Inc.*                                              1,214
          86      MatrixOne, Inc.*                                                      1,591
          87      MetaSolv, Inc.*                                                         699
         177      Peregrine Systems, Inc.*                                              4,911
          31      PLATO Learning, Inc.*                                                   847
         192      Precise Software Solutions, LTD*                                      4,234
         143      SmartForce PLC, ADR (Ireland)*                                        4,001
         138      Witness Systems, Inc.*                                                1,569
                                                                                   ------------
                                                                                       25,117
                  Computers/Computer Hardware-- 0.9%
         186      Certicom Corp. (Canada)*                                              1,827
          19      Cirrus Logic, Inc.*                                                     380
          11      Mercury Computer Systems, Inc.*                                         545
          38      Nuance Communications, Inc.*                                            571
          99      Optimal Robotics Corp. (Canada)*                                      2,960
                                                                                   ------------
                                                                                        6,283
                  Construction-- 0.4%
          42      Centex Corp.*                                                         1,574
          59      D.R. Horton, Inc.                                                     1,208
                                                                                   ------------
                                                                                        2,782
                  Construction Materials-- 1.3%
         188      Dal-Tile International, Inc.*                                         3,002
         109      Elcor Corp.                                                           1,852
         230      Universal Forest Products, Inc.                                       4,515
                                                                                   ------------
                                                                                        9,369
                  Consumer Products-- 0.7%
         110      Alberto-Culver Co., Class B                                           4,656


                       See notes to financial statements.

As of May 31, 2001
(Amounts in thousands)

SHARES            ISSUER                                                               VALUE
--------------------------------------------------------------------------------------------------
       Long-Term Investments -- Continued
--------------------------------------------------------------------------------------------------
                  Consumer Services-- 1.2%
          39      Albany Molecular Research, Inc.*                                 $    1,336
         157      DiamondCluster International, Inc., Class A*                          2,208
         480      Hooper Holmes, Inc.                                                   4,755
                                                                                   ------------
                                                                                        8,299
                  Diversified-- 0.2%
         221      Source Information Management Co.*                                    1,393

                  Electronics/Electrical Equipment-- 5.5%
         231      Active Power, Inc.*                                                   5,649
          69      Axcelis Technologies, Inc.*                                           1,030
         134      Capstone Turbine Corp.*                                               4,388
          29      Cymer, Inc.*                                                            846
         173      DDI Corp.*                                                            3,643
         121      Garmin LTD*                                                           2,415
         168      Gentex Corp.*                                                         5,249
         205      Meade Instruments Corp.*                                                945
         123      Mettler-Toledo International, Inc.*                                   5,500
         100      Millipore Corp.                                                       5,538
         163      Power-One, Inc.*                                                      3,322
                                                                                   ------------
                                                                                       38,525
                  Engineering Services-- 1.3%
         662      McDermott International, Inc.*                                        9,315

                  Entertainment/Leisure-- 1.6%
         127      American Classic Voyages*                                               508
         176      Penn National Gaming Inc.*                                            3,549
          30      Six Flags, Inc.*                                                        668
         307      Station Casinos, Inc.*                                                5,340
          46      WMS Industries, Inc.*                                                 1,378
                                                                                   ------------
                                                                                       11,443
                  Environmental Services-- 0.3%
          42      Stericycle, Inc.*                                                     1,795

                  Financial Services-- 6.2%
         286      Allied Capital Corp.                                                  7,040
          87      American Capital Strategies LTD                                       2,367
         129      American Home Mortgage Holdings, Inc.                                 1,606
         172      AmeriCredit Corp.*                                                    8,974
         148      Doral Financial Corp.                                                 4,073
          86      eFunds Corp.*                                                         1,802
         250      Heller Financial, Inc.                                                8,611
          93      Instinet Group, Inc.*                                                 1,781
         210      Medallion Financial Corp.                                             2,274
          55      MicroFinancial, Inc.                                                    893
         223      Willis Lease Finance Corp.*                                           2,724
                                                                                   ------------
                                                                                       42,145
                  Food/Beverage Products-- 0.2%
          29      Suiza Foods Corp.*                                                    1,512

                  Health Care/Health Care Services-- 3.0%
          53      Bruker Daltonics, Inc.*                                                 952


                       See notes to financial statements.

As of May 31, 2001
(Amounts in thousands)

SHARES            ISSUER                                                               VALUE
--------------------------------------------------------------------------------------------------
       Long-Term Investments-- Continued
--------------------------------------------------------------------------------------------------
                  Health Care/Health Care Services-- Continued
          89      Cyberonics, Inc.*                                                $    1,301
         171      I-STAT Corp.*                                                         2,845
           9      Laboratory Corp. of America Holdings*                                 1,203
          48      LifePoint Hospitals, Inc.*                                            1,594
         175      MiniMed, Inc.*                                                        8,162
          85      Physiometrix, Inc.*                                                     339
         223      STAAR Surgical Co.*                                                     760
         153      Triad Hospitals, Inc.*                                                3,773
                                                                                   ------------
                                                                                       20,929
                  Hotels/Other Lodging-- 0.5%
         149      Boca Resorts, Inc., Class A*                                          1,855
          86      Orient-Express Hotels LTD, Class A (Bermuda)*                         1,955
                                                                                   ------------
                                                                                        3,810
                  Insurance-- 3.8%
         101      American Physicians Capital, Inc.*                                    1,924
          69      HCC Insurance Holdings, Inc.                                          1,711
          25      MIIX Group, Inc.                                                        205
         229      Protective Life Corp.                                                 7,524
          86      RenaissanceRe Holdings LTD (Bermuda)                                  5,931
          71      StanCorp Financial Group, Inc.                                        3,260
         137      W.R. Berkley Corp.                                                    5,941
                                                                                   ------------
                                                                                       26,496
                  Internet Services/Software-- 3.4%
         114      Alloy Online, Inc.*                                                   1,324
         469      Ameritrade Holding Corp., Class A*                                    3,979
         316      Espeed, Inc., Class A*                                                6,136
         383      Ibasis, Inc.*                                                         1,496
          44      Internet Security Systems, Inc.*                                      2,114
           4      ITXC Corp.*                                                              14
         245      NextCard, Inc.*                                                       2,231
         100      Retek, Inc.*                                                          3,494
         191      Saba Software, Inc.*                                                  2,266
          50      SynQuest, Inc.*                                                         143
         189      Tumbleweed Communications Corp.*                                        736
                                                                                   ------------
                                                                                       23,933
                  Machinery & Engineering Equipment-- 1.2%
          91      Applied Industrial Technologies, Inc.                                 1,649
         121      Flowserve Corp.*                                                      3,630
          94      IDEX Corp.                                                            3,041
                                                                                   ------------
                                                                                        8,320
                  Manufacturing-- 1.7%
         157      Concord Camera Corp.*                                                 1,283
          79      Federal Signal Corp.                                                  1,769
         308      GenTek, Inc.                                                          2,360
         102      National-Oilwell, Inc.*                                               3,519
          72      Roper Industries, Inc.                                                2,974
                                                                                   ------------
                                                                                       11,905
                  Metals/Mining-- 2.8%
         156      Mueller Industries, Inc.*                                             4,989
          70      Precision Castparts Corp.                                             3,120
         109      Shaw Group, Inc.*                                                     6,390


                       See notes to financial statements.

As of May 31, 2001
(Amounts in thousands)

SHARES            ISSUER                                                               VALUE
--------------------------------------------------------------------------------------------------
       Long-Term Investments-- Continued
--------------------------------------------------------------------------------------------------
         299      Metals/Mining-- Continued
                  Valmont Industries, Inc.                                         $    4,763
                                                                                   ------------
                                                                                       19,262
                  Multi-Media-- 1.0%
         153      Hearst - Argyle Television, Inc.*                                     3,250
         142      Insight Communications Company, Inc.*                                 3,563
                                                                                   ------------
                                                                                        6,813
                  Oil & Gas-- 3.3%
         185      Abraxas Petroleum Corp.*                                                806
         133      Core Laboratories NV (Netherlands)*                                   3,301
         122      Global Industries LTD*                                                1,954
          80      Gulf Island Fabrication, Inc.*                                        1,305
         120      Newfield Exploration Co.*                                             4,211
         176      Spinnaker Exploration Co.*                                            7,159
          32      Stone Energy Corp.*                                                   1,675
          86      Westport Resources Corp.*                                             2,490
                                                                                   ------------
                                                                                       22,901
                  Packaging-- 0.8%
         423      Pactiv Corp.*                                                         5,811

                  Paper/Forest Products-- 1.3%
         120      Aracruz Celulose SA, ADR (Brazil)                                     2,070
         273      Buckeye Technologies, Inc.*                                           3,360
         335      Caraustar Industries, Inc.                                            3,431
                                                                                   ------------
                                                                                        8,861
                  Pharmaceuticals-- 5.9%
         139      Abgenix, Inc.*#                                                       5,525
          50      Accredo Health, Inc.*                                                 1,671
          45      Adolor Corp.*                                                           975
          34      Arena Pharmaceuticals, Inc.*                                            872
          87      COR Therapeutics, Inc.*                                               3,024
          27      Durect Corp.*                                                           280
          53      Gilead Sciences, Inc.*                                                2,727
          48      ImmunoGen, Inc.*                                                        770
         102      Isis Pharmaceuticals, Inc.*                                           1,219
         108      La Jolla Pharmaceutical Co.*                                            787
         326      Ligand Pharmaceuticals, Inc.*                                         4,299
         131      Neurocrine Biosciences, Inc.*                                         4,765
         297      Omnicare, Inc.                                                        6,227
          26      OSI Pharmaceuticals, Inc.,*                                           1,158
          74      Pozen, Inc.*                                                            866
          79      Praecis Pharmaceuticals, Inc.*                                        1,931
          49      Priority Healthcare Corp., Ser. B*                                    1,681
          33      Trimeris, Inc.*                                                       1,534
                                                                                   ------------
                                                                                       40,311
                  Real Estate Investment Trust-- 4.9%
         189      Annaly Mortgage Management, Inc.                                      2,448
          35      Anthracite Capital, Inc.                                                388
         137      Centerpoint Properties Corp.                                          6,559
         276      Cousins Properties, Inc.                                              7,241
         104      General Growth Properties, Inc.                                       3,905
          66      Highwoods Properties, Inc.                                            1,657


                       See notes to financial statements.

As of May 31, 2001
(Amounts in thousands)

SHARES            ISSUER                                                               VALUE
--------------------------------------------------------------------------------------------------
       Long-Term Investments-- Continued
--------------------------------------------------------------------------------------------------
                  Real Estate Investment Trust-- Continued
          89      Mission West Properties, Inc.                                    $    1,238
         159      Prentiss Properties Trust                                             4,039
         199      United Dominion Realty Trust, Inc.                                    2,613
         184      Ventas, Inc.                                                          1,698
          49      Weingarten Realty Investors                                           2,158
                                                                                   ------------
                                                                                       33,944
                  Restaurants/Food Services-- 0.1%
         183      AFC Enterprises, Inc.*                                                4,074
          81      California Pizza Kitchen, Inc.*                                       1,839
          41      Jack in the Box, Inc.*                                                1,062
                                                                                   ------------
                                                                                        6,975
                  Retailing-- 3.0%
         123      Abercrombie & Fitch Co., Class A*                                     5,083
         116      Cost Plus, Inc.*                                                      3,260
          50      Ethan Allen Interiors, Inc.                                           1,832
         108      Pacific Sunwear of California, Inc.*                                  2,475
         115      School Specialty, Inc.*                                               2,667
         178      Williams-Sonoma, Inc.*                                                5,981
                                                                                   ------------
                                                                                       21,298
                  Semi-Conductors-- 2.7%
          50      Asyst Technologies, Inc. (Puerto Rico)*                                 912
         162      August Technology Corp.*                                              2,318
         115      AXT, Inc.*                                                            3,105
         142      Exar Corp.*                                                           3,282
         126      HI/FN, Inc.*                                                          2,300
         166      Integrated Circuit Systems, Inc.*                                     2,735
          62      Lattice Semiconductor Corp.*                                          1,338
          23      LTX Corp.*                                                              551
          21      Photronics, Inc.,*                                                      498
         231      Silicon Image, Inc.*                                                  1,180
          11      Veeco Instruments, Inc.*                                                507
                                                                                   ------------
                                                                                       18,726
                  Shipping/Transportation-- 1.5%
         113      C.H. Robinson Worldwide, Inc.                                         3,373
         171      Gatx Corp.                                                            6,876
                                                                                   ------------
                                                                                       10,249
                  Telecommunications-- 2.3%
         247      Advanced Fibre Communication*                                         4,576
         217      Boston Communications Group*                                          2,607
          99      Ectel LTD (Israel)*                                                   1,599
         308      FLAG Telecom Holdings LTD (Bermuda)*                                  2,477
          67      SBA Communications Corp.*                                             1,539
          17      Tellium, Inc.*                                                          461
         341      Turnstone Systems, Inc.*                                              2,386
         168      U.S. Wireless Corp.*                                                    480
                                                                                   ------------
                                                                                       16,125
                  Telecommunications Equipment-- 0.5%
         222      Corvis Corp.*                                                         1,335
          46      Oplink Communications, Inc.*                                            152
         160      Stratos Lightwave, Inc.*                                              1,818
                                                                                   ------------
                                                                                        3,305


                       See notes to financial statements.

As of May 31, 2001
(Amounts in thousands)

SHARES            ISSUER                                                               VALUE
--------------------------------------------------------------------------------------------------
       Long-Term Investments-- Continued
--------------------------------------------------------------------------------------------------
                  Textiles-- 0.4%
          92      Mohawk Industries, Inc.*                                         $    2,956
                  Transportation-- 0.8%
         265      Werner Enterprises, Inc.                                              5,263

                  Utilities-- 3.1%
          72      Allete, Inc.                                                          1,715
         238      Atmos Energy Corp.                                                    5,526
         310      Cleco Corp.                                                           7,217
         236      CMS Energy Corp.                                                      7,014
                                                                                   ------------
                                                                                       21,472
                  --------------------------------------------------------------------------------
                  Total Common Stock                                                  637,384
                  (Cost $571,348)
                  --------------------------------------------------------------------------------
                  Preferred Stock-- 0.5%
                  ----------------------
                  Entertainment/Leisure-- 0.5%
          26      AMCV Capital Trust I                                                    376
          99      Six Flags, Inc*                                                       3,240

                  --------------------------------------------------------------------------------
                  Total Preferred Stock                                                 3,616
                  (Cost $3,782)
                  --------------------------------------------------------------------------------

Principal
 Amount           Corporate Notes & Bonds-- 0.3%
                  ------------------------------
                  Computer Software-- 0.2%
     $   750      Peregrine Systems, Inc., 5.50%, 11/15/07                                999

                  Internet Services/Software-- 0.1%
       1,322      Online Resources & Communications Corp., 8.00%,
                  09/30/05                                                                767

                  --------------------------------------------------------------------------------
                  Total Corporate Notes & Bonds                                         1,766
                  (Cost $2,072)
--------------------------------------------------------------------------------------------------
                  Total Long-Term Investments
                  (Cost $577,202)                                                     642,766
--------------------------------------------------------------------------------------------------

       Short-Term Investment-- 7.4%
--------------------------------------------------------------------------------------------------

Shares            Money Market Fund-- 7.4%
                  ------------------------
      51,587      J.P. Morgan Institutional Prime Money Market Fund+                   51,587
                  (Cost $51,587)

--------------------------------------------------------------------------------------------------
                  Total Investments-- 100.0%                                         $694,353
                  (Cost $628,789)
--------------------------------------------------------------------------------------------------

                       See notes to financial statements.

THE U.S. SMALL COMPANY OPPORTUNITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS

As of May 31, 2001
(Amounts in thousands)

SHARES            ISSUER                                                                VALUE
--------------------------------------------------------------------------------------------------
       Long-Term Investments-- 92.6%
--------------------------------------------------------------------------------------------------
                  Common Stock-- 92.6%
                  --------------------
                  Advertising-- 2.4%
         120      Catalina Marketing Corp.*                                          $  4,004
         141      Getty Images, Inc.*                                                   3,934
                                                                                     ----------
                                                                                        7,938
                  Airlines-- 0.7%
          83      SkyWest, Inc.                                                         2,354

                  Apparel-- 2.7%
          33      Coach, Inc.*                                                          1,165
          37      Hot Topic, Inc.*                                                      1,058
          38      Kenneth Cole Productions, Inc.*                                       1,159
          59      Quiksilver, Inc.*                                                     1,467
          67      Steven Madden, LTD*                                                   1,081
          20      Talbots, Inc.                                                           736
         104      Vans, Inc.*                                                           2,552
                                                                                     ----------
                                                                                        9,218
                  Appliances & Household Durables-- 0.7%
          43      JAKKS Pacific*                                                          682
          73      Polycom, Inc. (Puerto Rico)*                                          1,809
                                                                                     ----------
                                                                                        2,491
                  Automotive-- 0.5%
          44      Oshkosh Truck Corp.                                                   1,658

                  Banking-- 0.8%
          66      City National Corp.                                                   2,831

                  Biotechnology-- 5.9%
          17      Affymetrix, Inc.*                                                       681
           6      Aviron*                                                                 337
         171      Charles River Laboratories International, Inc.*                       5,406
          31      Curagen Corp.*                                                        1,167
          57      Diversa Corp.*                                                          939
          29      Eden Bioscience Corp.*                                                  536
          83      Enzon, Inc.*                                                          5,840
          24      Harvard Bioscience, Inc.*                                               217
          39      Inhale Therapeutic Systems, Inc.*                                     1,096
          30      Invitrogen Corp.*                                                     2,119
          36      Maxygen, Inc.*                                                          628
          71      Transgenomic, Inc.*                                                     725
                                                                                     ----------
                                                                                       19,691
                  Business Services-- 1.9%
          14      Administaff, Inc.*                                                      352
          78      Anchor Gaming (Puerto Rico)*                                          4,968
          47      On Assignment, Inc.*                                                  1,009
                                                                                     ----------
                                                                                        6,329
                  Chemicals-- 4.3%
         127      Albemarle Corp.                                                       2,907
          20      Georgia Gulf Corp.                                                      361
          90      OM Group, Inc.                                                        5,597


                       See notes to financial statements.

As of May 31, 2001
(Amounts in thousands)

SHARES            ISSUER                                                                VALUE
--------------------------------------------------------------------------------------------------
       Common Stocks -- Continued
--------------------------------------------------------------------------------------------------
                  Chemicals -- Continued
          10      Potash Corp. of Saskatchewan (Canada)                              $    622
          99      Symyx Technologies, Inc.*                                             2,717
         126      Wellman, Inc.                                                         2,142
                                                                                     ----------
                                                                                       14,346
                  Computer Software-- 6.2%
         130      Apropos Technology, Inc.*                                               330
         114      Eclipsys Corp.*                                                       2,469
          54      Manugistics Group, Inc.*                                              1,929
          42      MatrixOne, Inc.*                                                        775
          94      MetaSolv, Inc.*                                                         756
         158      Peregrine Systems, Inc.*                                              4,381
         138      Precise Software Solutions, LTD*                                      3,042
         194      SmartForce PLC, ADR (Ireland)*                                        5,429
         159      Witness Systems, Inc.*                                                1,809
                                                                                     ----------
                                                                                       20,920
                  Computers/Computer Hardware-- 2.2%
         284      Certicom Corp. (Canada)*                                              2,785
          20      Cirrus Logic, Inc.*                                                     388
          13      Mercury Computer Systems, Inc.*                                         639
          51      Nuance Communications, Inc.*                                            774
          70      Optimal Robotics Corp. (Canada)*                                      2,082
          57      Redback Networks, Inc.*                                                 819
                                                                                     ----------
                                                                                        7,487
                  Consumer Services-- 1.4%
          19      Albany Molecular Research, Inc.*                                        661
         121      DiamondCluster International, Inc., Class A*                          1,706
         236      Hooper Holmes, Inc.                                                   2,335
                                                                                     ----------
                                                                                        4,702
                  Electronics/Electrical Equipment-- 5.1%
         113      Active Power, Inc.*                                                   2,753
          37      Axcelis Technologies, Inc.*                                             546
          92      Capstone Turbine Corp.*                                               3,009
          30      Cymer, Inc.*                                                            852
          85      DDI Corp.*                                                            1,789
          81      Garmin LTD*                                                           1,611
          40      Gentex Corp.*                                                         1,264
         149      Meade Instruments Corp.*                                                689
          52      Millipore Corp.                                                       2,911
          91      Power-One, Inc.*                                                      1,857
                                                                                     ----------
                                                                                       17,281
                  Entertainment/Leisure-- 1.1%
         225      American Classic Voyages*                                               901
          59      Resortquest International, Inc.*                                        717
          73      WMS Industries, Inc.*                                                 2,183
                                                                                     ----------
                                                                                        3,801
                  Financial Services-- 6.2%
         248      Allied Capital Corp.                                                  6,108
         217      Financial Federal Corp.*                                              5,573
         181      Heller Financial, Inc.                                                6,215


                       See notes to financial statements.

As of May 31, 2001
(Amounts in thousands)

SHARES            ISSUER                                                                VALUE
--------------------------------------------------------------------------------------------------
       Long-Term Investments-- Continued
--------------------------------------------------------------------------------------------------
                  Financial Services-- Continued
          45      Instinet Group, Inc.*                                              $    861
          94      Southwest Securities Group, Inc.                                      1,964
                                                                                     ----------
                                                                                       20,721
                  Food/Beverage Products-- 0.8%
          56      Robert Mondavi Corp., Class A*                                        2,690

                  Health Care/Health Care Services-- 3.4%
          43      Bruker Daltonics, Inc.*                                                 778
          90      Cyberonics, Inc.*                                                     1,310
           6      Laboratory Corp. of America Holdings*                                   855
          48      LifePoint Hospitals, Inc.*                                            1,601
         108      MiniMed, Inc.*                                                        5,041
          22      Molecular Devices Corp.*                                                484
          70      Physiometrix, Inc.*                                                     280
          12      RehabCare Group, Inc.*                                                  516
         129      STAAR Surgical Co.*                                                     438
                                                                                     ----------
                                                                                       11,303
                  Insurance-- 0.5%
          26      HCC Insurance Holdings, Inc.                                            634
          25      W.R. Berkley Corp.                                                    1,087
                                                                                     ----------
                                                                                        1,721
                  Internet Services/Software-- 8.2%
         418      Ameritrade Holding Corp., Class A*                                    3,547
         178      Corillian Corp.*                                                        901
         237      Espeed, Inc., Class A*                                                4,589
         163      Ibasis, Inc.*                                                           637
         113      Internet Security Systems, Inc.*                                      5,480
         100      ITXC Corp.*                                                             390
         113      Netegrity, Inc.                                                       3,836
         104      Retek, Inc.*                                                          3,634
         260      Saba Software, Inc.*                                                  3,090
          47      SynQuest, Inc.*                                                         135
         243      Tumbleweed Communications Corp.*                                        950
                                                                                     ----------
                                                                                       27,189
                  Manufacturing-- 1.5%
          79      Concord Camera Corp.*                                                   647
         306      GenTek, Inc.                                                          2,343
          45      National-Oilwell, Inc.*                                               1,566
          41      Surebeam Corp., Class A*                                                646
                                                                                     ----------
                                                                                        5,202
                  Oil & Gas-- 6.4%
          10      Cooper Cameron Corp.*                                                   701
         240      Core Laboratories NV (Netherlands)*                                   5,952
         281      Global Industries LTD*                                                4,523
          52      Global Marine, Inc.*                                                  1,341
          48      Gulf Island Fabrication, Inc.*                                          781
         133      Spinnaker Exploration Co.*                                            5,416
         100      Westport Resources Corp.*                                             2,904
                                                                                     ----------
                                                                                       21,618
                  Pharmaceuticals-- 12.0%
         144      Abgenix, Inc.*#                                                       5,745


                       See notes to financial statements.

As of May 31, 2001
(Amounts in thousands)

SHARES            ISSUER                                                                VALUE
--------------------------------------------------------------------------------------------------
       Long-Term Investments -- Continued
--------------------------------------------------------------------------------------------------
                  Pharmaceuticals -- Continued
          74      Accredo Health, Inc.*                                              $  2,447
          34      Adolor Corp.*                                                           739
          31      Arena Pharmaceuticals, Inc.*                                            789
          86      COR Therapeutics, Inc.*                                               2,987
          25      Durect Corp.*                                                           259
         108      Gilead Sciences, Inc.*                                                5,571
          35      ImmunoGen, Inc.*                                                        572
          88      Isis Pharmaceuticals, Inc.*                                           1,058
          68      La Jolla Pharmaceutical Co.*                                            495
         356      Ligand Pharmaceuticals, Inc.*                                         4,704
         119      Medarex, Inc.                                                         3,271
         110      Neurocrine Biosciences, Inc.*                                         4,016
         161      Omnicare, Inc.                                                        3,378
          23      OSI Pharmaceuticals, Inc.,*                                           1,032
          36      Pozen, Inc.*                                                            419
          41      Praecis Pharmaceuticals, Inc.*                                        1,006
          44      Priority Healthcare Corp., Ser. B*                                    1,520
                                                                                     ----------
                                                                                       40,008
                  Restaurants/Food Services-- 1.1%
          89      AFC Enterprises, Inc.*                                                1,984
          55      California Pizza Kitchen, Inc.*                                       1,252
          20      Jack in the Box, Inc.*                                                  516
                                                                                     ----------
                                                                                        3,752
                  Retailing-- 5.0%
          73      Abercrombie & Fitch Co., Class A*                                     2,999
         116      Cost Plus, Inc.*                                                      3,251
          38      Duane Reade, Inc.*                                                    1,430
          68      Ethan Allen Interiors, Inc.                                           2,486
         141      Pacific Sunwear of California, Inc.*                                  3,250
          99      Williams-Sonoma, Inc.*                                                3,324
                                                                                     ----------
                                                                                       16,740
                  Semi-Conductors-- 6.2%
          41      Asyst Technologies, Inc. (Puerto Rico)*                                 746
         172      August Technology Corp.*                                              2,474
          65      AXT, Inc.*                                                            1,767
          10      Dupont Photomask, Inc.*                                                 499
         133      Exar Corp.*                                                           3,075
         143      HI/FN, Inc.*                                                          2,598
         111      Integrated Circuit Systems, Inc.*                                     1,825
          65      Lattice Semiconductor Corp.*                                          1,422
          44      LTX Corp.*                                                            1,058
          33      MKS Instruments, Inc.*                                                  889
          33      Photronics, Inc.,*                                                      763
          38      Semtech Corp.*                                                        1,010
         316      Silicon Image, Inc.*                                                  1,610
          18      Therma-Wave, Inc.*                                                      262
          21      Veeco Instruments, Inc.*                                                948
                                                                                     ----------
                                                                                       20,946
                  Telecommunications-- 3.9%
         241      Advanced Fibre Communication*                                         4,467
         146      Boston Communications Group*                                          1,749


                       See notes to financial statements.

As of May 31, 2001
(Amounts in Thousands)

SHARES            ISSUER                                                                VALUE
--------------------------------------------------------------------------------------------------
       Long-Term Investments -- Continued
--------------------------------------------------------------------------------------------------
                  Telecommunications -- Continued
          71      SafeNet, Inc.*                                                     $    962
         131      SBA Communications Corp.*                                             3,033
          18      Tellium, Inc.*                                                          477
         311      Turnstone Systems, Inc.*                                              2,177
         103      U.S. Wireless Corp.*                                                    294
                                                                                     ----------
                                                                                       13,159
                  Telecommunications Equipment-- 1.5%
         147      Anaren Microwave*                                                     2,439
         237      Corvis Corp.*                                                         1,425
          51      Oplink Communications, Inc.*                                            166
          90      Stratos Lightwave, Inc.*                                              1,025
                                                                                     ----------
                                                                                        5,055
--------------------------------------------------------------------------------------------------
                  Total Long-Term Investments                                         311,151
                  (Cost $337,312)
--------------------------------------------------------------------------------------------------

       Short-Term Investment-- 7.4%
--------------------------------------------------------------------------------------------------
                  Money Market Fund-- 7.4%
                  ------------------------
      24,938      J.P. Morgan Institutional Prime Money Market Fund+                   24,938
                  (Cost $24,938)
--------------------------------------------------------------------------------------------------
                  Total Investments-- 100.0%                                         $336,089
                  (Cost $362,250)
--------------------------------------------------------------------------------------------------

*   -- Non-income producing security.
#   -- Security may only be sold to qualified institutional buyers.
^   -- Share amounts round to less than a thousand.
+   -- Affiliated. Money market fund registered under the Investment Company Act of 1940, as amended and advised by J.P. Morgan Investment Management,
       Inc.
@   -- All or a portion of this security is segregated for futures.
ADR -- American Depositary Receipt.




                       See notes to financial statements.

PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES May 31, 2001


(Amounts in thousands, except per share amounts)

                                                          THE         THE U. S.     THE U. S.
                                          THE U. S.   DISCIPLINED       SMALL     SMALL COMPANY
                                           EQUITY        EQUITY        COMPANY    OPPORTUNITIES
                                         PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
--------------------------------------------------------------------------------------------------
   ASSETS:
     Investment securities, at value      $464,455     $1,338,085      $694,353      $336,089
     Cash                                      886              6            --            --
     Other assets                               10              3             1             2
     Receivables:
       Variation margin                         59             61            --            --
       Investment securities sold            4,147            109         9,665           791
       Interest and dividends                  437          1,821           649           109

--------------------------------------------------------------------------------------------------
          Total Assets                     469,994      1,340,085       704,668       336,991
--------------------------------------------------------------------------------------------------

   LIABILITIES:
     Payables:
       To custodian                             --             --           133             7
       Investment securities
       purchased                             4,055            111         4,345         2,145
     Accrued liabilities:
       Investment advisory fees                164            401           355           173
       Administration services fees             10             27            14             7
       Administration fees                       1              2             1            --
       Other                                    56            100            73            37

--------------------------------------------------------------------------------------------------
          Total Liabilities                  4,286            641         4,921         2,369
--------------------------------------------------------------------------------------------------

   NET ASSETS APPLICABLE TO
   INVESTORS' BENEFICIAL INTEREST         $465,708     $1,339,444      $699,747      $334,622
--------------------------------------------------------------------------------------------------
   Cost of investments                    $402,197     $1,198,802      $628,789      $362,250
==================================================================================================


                  See notes to financial statements.

STATEMENT OF OPERATIONS
For the year ended May 31, 2001


(Amounts in thousands)

                                                          THE         THE U. S.     THE U. S.
                                          THE U. S.   DISCIPLINED       SMALL     SMALL COMPANY
                                           EQUITY        EQUITY        COMPANY    OPPORTUNITIES
                                         PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
--------------------------------------------------------------------------------------------------
   INVESTMENT INCOME:
     Dividend                             $  5,948     $  17,497       $ 6,467      $  1,187
     Interest                                   97         1,752           151            16
     Foreign taxes withheld                     (5)          (84)           (8)           --
     Dividend income from affiliated
     investments*                              567         1,166         3,154         2,077

--------------------------------------------------------------------------------------------------
          Total Investment Income            6,607        20,331         9,764         3,280
--------------------------------------------------------------------------------------------------

   EXPENSES:
     Investment advisory fees                2,219         5,476         4,306         3,099
     Administration services fees              132           371           170           123
     Administration fees                         3             9             4             3
     Fund service fees                           7            21            10             7
     Custodian fees                            117           376           216           157
     Printing and postage                        9            12             8             7
     Professional fees                          44            49            45            35
     Trustees' fees                              3            11             9             5
     Other                                       2             4             5             2

--------------------------------------------------------------------------------------------------
          Total Expenses                     2,536         6,329         4,773         3,438
--------------------------------------------------------------------------------------------------

            Net Investment Income
            (Loss)                           4,071        14,002         4,991          (158)
--------------------------------------------------------------------------------------------------

   REALIZED AND UNREALIZED GAIN
   (LOSS ON INVESTMENTS)
     Net realized gain (loss) on:
       Investments                          10,962      (160,350)        1,001       (30,507)
       Future transactions                  (2,128)       (1,998)           --            --
--------------------------------------------------------------------------------------------------
     Change in net unrealized
     appreciation/depreciation of:
       Investments                         (46,105)      (19,487)       (6,717)      (57,302)
       Future contracts                        504           778            --            --
--------------------------------------------------------------------------------------------------
     Net Realized and Unrealized Loss
     on investments, futures and
     foreign exchange transactions         (36,767)     (181,057)       (5,716)      (87,809)
--------------------------------------------------------------------------------------------------
     Net Decrease In Net
     Assets From Operations               $(32,696)    $(167,055)      $  (725)     $(87,967)
--------------------------------------------------------------------------------------------------
*  Includes reimbursements of
   investment advisory, administrative
   fee and shareholder servicing fees.         $15           $34           $87           $60
==================================================================================================

                       See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS FOR THE YEAR ENDED MAY 31,
(AMOUNTS IN THOUSANDS)

                                                                                                                         THE
                                                    THE                      THE                  THE             U.S. SMALL COMPANY
                                                U.S. EQUITY          DISCIPLINED EQUITY    U.S. SMALL COMPANY       OPPORTUNITIES
                                                 PORTFOLIO               PORTFOLIO             PORTFOLIO              PORTFOLIO
                                                -----------         ------------------     ------------------     ------------------
                                              2001       2000        2001        2000       2001       2000        2001       2000
------------------------------------------------------------------------------------------------------------------------------------
   INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
     Net investment income                  $  4,071   $  6,243   $  14,002   $  15,769   $  4,991   $  2,576    $  (158)   $  (684)
     Net realized gain (loss) on
      investments, and futures
      transactions                             8,834     38,139    (162,348)     25,692      1,001    111,618    (30,507)    60,819
     Change in net unrealized
      appreciation (depreciation)
      of investments and futures
      contracts                              (45,601)   (24,781)    (18,709)     25,933     (6,717)    19,782    (57,302)     8,035
------------------------------------------------------------------------------------------------------------------------------------
        Increase (decrease) in net
         assets from operations              (32,696)    19,601    (167,055)     67,394       (725)   133,976    (87,967)    68,170
------------------------------------------------------------------------------------------------------------------------------------
   TRANSACTIONS IN INVESTORS'
    BENEFICIAL INTEREST:
     Contributions                           117,780    207,426     396,270     923,552    457,451    302,616    445,156    395,274
     Withdrawals                            (247,595)  (318,238)   (522,606)   (486,794)  (407,598)  (317,840)  (550,386)  (220,426)
------------------------------------------------------------------------------------------------------------------------------------
        Net increase (decrease) in
         transactions in investors'
         beneficial interests               (129,815)  (110,812)   (126,336)    436,758     49,853    (15,224)  (105,230)   174,848
------------------------------------------------------------------------------------------------------------------------------------
         Total increase (decrease) in
          net assets                        (162,511)   (91,211)   (293,391)    504,152     49,128    118,752   (193,197)   243,018
------------------------------------------------------------------------------------------------------------------------------------
   NET ASSETS:
     Beginning of period                     628,219    719,430   1,632,835   1,128,683    650,619    531,867    527,819    284,801
------------------------------------------------------------------------------------------------------------------------------------
     End of period                         $ 465,708  $ 628,219  $1,339,444  $1,632,835  $ 699,747  $ 650,619  $ 334,622  $ 527,819
====================================================================================================================================


                        See notes to financial statements

SUPPLEMENTARY DATA FOR THE U.S. EQUITY PORTFOLIO

                                                                               YEAR ENDED
                                                   --------------------------------------------------------------------
                                                    05/31/01      05/31/00       05/31/99       05/31/98      05/31/97
                                                   ----------    ----------     ----------     ----------    ----------
   Ratios to Average Net Assets
     Expenses                                         0.46%         0.46%          0.47%          0.47%         0.47%
     Net Investment Income                            0.73%         0.90%          1.03%          1.01%         1.44%
   Portfolio Turnover                                   81%           89%            84%           106%           99%
=======================================================================================================================


SUPPLEMENTARY DATA FOR THE DISCIPLINE EQUITY PORTFOLIO

                                                                        YEAR ENDED                           12/30/96*
                                                   ------------------------------------------------------     THROUGH
                                                    05/31/01      05/31/00       05/31/99       05/31/98      05/31/97
                                                   ----------    ----------     ----------     ----------    ----------
   Ratios to Average Net Assets
     Expenses                                         0.40%         0.40%          0.42%          0.45%         0.45%^
     Net Investment Income                            0.90%         1.09%          1.18%          1.27%         1.54%^
     Expenses without reimbursement                   0.40%         0.40%          0.42%          0.51%         0.78%^
   Portfolio Turnover                                   72%           56%            51%            61%           20%^^
=======================================================================================================================

* Commencement of operations.

^ Annualized.

^^ Not annualized.

SUPPLEMENTARY DATA FOR THE U.S. SMALL COMPANY PORTFOLIO

                                                                               YEAR ENDED
                                                   --------------------------------------------------------------------
                                                    05/31/01      05/31/00       05/31/99       05/31/98      05/31/97
                                                   ----------    ----------     ----------     ----------    ----------
   Ratios to Average Net Assets
     Expenses                                         0.66%         0.66%          0.68%          0.68%         0.68%
     Net Investment Income                            0.69%         0.39%          0.67%          0.68%         0.92%
   Portfolio Turnover                                  110%          104%           104%            96%           98%
=======================================================================================================================


SUPPLEMENTARY DATA FOR THE U.S. SMALL COMPANY OPPORTUNITIES PORTFOLIO

                                                                 YEAR ENDED                    06/16/97*
                                                   =======================================      THROUGH
                                                    05/31/01      05/31/00       05/31/99       05/31/98
                                                   ----------    ----------     ----------     ----------
   Ratios to Average Net Assets
     Expenses                                         0.66%         0.66%          0.71%          0.84%^
     Net Investment Income                           (0.03%)       (0.14%)        (0.07%)        (0.04%)^
     Expenses without reimbursement                   0.66%         0.66%          0.71%          0.84%^
   Portfolio Turnover                                  117%          132%           116%            73%^^
==========================================================================================================

* Commencement of operations.

^ Annualized.

^^ Not annualized.

PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2001

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- The U.S. Equity Portfolio ("USEP"), The Disciplined Equity Portfolio ("DEP"), The U.S. Small Company Portfolio ("USSCP") and The U.S. Small Company Opportunities Portfolio ("USSCOP") (collectively the "Portfolios") are registered separately under the Investment Company Act of 1940, (the "1940 Act"), as amended, as no-load, diversified, open-end management investment companies. The Portfolios are organized as separate trusts under the laws of the State of New York.

USEP's investment objective is to provide a high total return from a portfolio of selected equity securities. DEP's investment objective is to provide a high total return from a broadly diversified portfolio of equity securities. USSCP's investment objective is to provide a high total return from a portfolio of small company stocks. USSCOP's investment objective is long-term capital appreciation from a portfolio of equity securities of small companies. The Declaration of Trust permits the Trustees to issue beneficial interests in each of the Portfolios.

THE FOLLOWING IS A SUMMARY OF THE SIGNIFICANT ACCOUNTING POLICIES OF THE
PORTFOLIOS:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

        A. VALUATION OF INVESTMENTS -- Securities traded on principal securities exchanges are valued at the last reported sales price, or mean of the latest bid and asked prices when no last sales price is available. Securities traded over-the counter and certain foreign securities are valued at the last quoted bid price from a market maker or dealer. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. All short-term securities, including real estate owned investments, with a remaining maturity of sixty days or less are valued using the amortized cost method.

    Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolios' net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Trustees.

        B. REPURCHASE AGREEMENTS -- The Portfolios may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Trustees. The Portfolios' custodian (or designated subcustodians, as the case may be under tri-party repurchase agreements) takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Portfolios. It is the policy of the Portfolios to mark-to-market the collateral on a daily basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the seller of the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

        C. SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

        D. INVESTMENT INCOME-- Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or as of the time the relevant ex-dividend date and amount becomes known. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

        E. ORGANIZATION EXPENSES -- The DEP and USSCOP incurred organization expenses in the amount of $9,049 and $9,000 respectively, which have been deferred and are being amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the Portfolios.

        F. EXPENSES-- Expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated on another reasonable basis.

        G. FUTURES CONTRACTS-- The Portfolios may enter into futures contracts in order to hedge existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements and to manage exposure to changing interest rates and securities prices. The risks of entering into futures contracts include the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Portfolios are required to deposit with the broker either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made to or received from the broker daily, in cash, by the Portfolios. The vari-ation margin is equal to the daily change in the contract value and is recorded as unrealized gain or loss. The Portfolios will recognize a gain or loss when the contract is closed or expires.

        H. FEDERAL INCOME TAXES -- The Portfolios intend to be treated as a partnership for federal income tax purposes. As such, each investor in a Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolios' assets will be managed in such a way that an investor in a Portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code.

       I. FOREIGN TAXES -- The Portfolios may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolios will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

        A. ADVISORY -- The Portfolios have an Investment Advisory Agreement with J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan") and a wholly owned subsidiary of J.P. Morgan Chase & Co. Under the terms of the agreement, USEP, DEP, USSCP and USSCOP pay JPMIM at an annual rate of 0.40%, 0.35%, 0.60%, and 0.60%, respectively, of the Portfolio's average daily net assets.

    The Portfolios may invest in one or more affiliated money market funds: J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The Advisor has agreed to reimburse the Portfolios in an amount to offset any investment advisory, administrative fee and shareholder servicing fees related to the Portfolio's investment in an affiliated money market fund.

        B. ADMINISTRATIVE SERVICES -- The Portfolios have Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the Portfolios. Under the Services Agreement, the Portfolios have agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the Portfolios and certain other registered investment companies for which JPMIM acts as an investment advisor in accor-dance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to Funds Distributor, Inc. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust and certain other investment companies for which Morgan provides similar services.

    The Trustees have approved an increase in the Funds' administration fee. Effective, August 11, 2001, the administration fee payable to Morgan will be increased to each Fund's proportionate share of 0.15% of average daily net assets for complex wide money non-market fund assets up to $25 billion and 0.075% on assets in excess of $25 billion. Morgan, however, has contractually agreed to waive fees payable to them and to reimburse expenses so that the Portfolios' actual total operating expenses will remain the same for a period of three years.

        C. ADMINISTRATION -- Prior to May 1, 2001, the Portfolios retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator for the Portfolios. Under a Co-Administration Agreement between FDI and the Portfolios, FDI provides administrative services necessary for the operations of the Portfolio, furnishes office space and facilities required for conducting the business of the Portfolios and pays the compensation of the Portfolios' officers affiliated with FDI. The Portfolios have agreed to each pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The portion of this charge payable by the Portfolios is determined by the proportionate share that its net assets bear to the net assets of the Portfolio and certain other investment companies for which FDI provides similar services.

    Effective May 1, 2001, BISYS Fund Services, L.P., ("BISYS") had been named as the Funds' Sub-Administrator. FDI will no longer serve as the Funds' Co-Administrator. For its services as Sub-Administrator, BISYS receives a portion of the fees payable to Morgan as Administrator.

    On April 11, 2001, the BISYS Group Inc., completed its acquisition of Boston Institutional Group, the parent company of FDI.

        D. FUND SERVICES-- The Portfolios have a Fund Services Agreement with Pierpont Group, Inc. ("PGI") to assist the Trustees in exercising their overall supervisory responsibilities for the Portfolios' affairs. The Trustees of the Portfolios represent all the existing shareholders of PGI.

        E. TRUSTEES -- Each Trustee receives an aggregate annual fee of $75,000 for serving on the boards of the Trusts and other registered investment companies in which they invest. The Trustees' fees and expenses shown in the financial statements represent the Fund's allocated portion of the total Trustees' fees and expenses. The Trust's Chairman and Chief Executive Officer also serves as Chairman of PGI and receives compensation and employee benefits from PGI. The allocated portions of such compensation and benefits included in the Fund Services Fee shown on the Statement of Operations were:

    Fund                                   Allocated Trustees' Fees and Expenses
    ----------------------------------------------------------------------------
      USEP                                                           $1,500
      DEP                                                             4,100
      USSCP                                                           1,900
      USSCOP                                                          1,400

3. FEDERAL INCOME TAXES

For Federal income tax purposes, the cost and net unrealized appreciation (depreciation) of investment securities at May 31, 2001 were as follows (in thousands):

                                                   USEP         DEP          USSCP       USSCOP
------------------------------------------------------------------------------------------------
Aggregate cost                                   $408,551    $1,213,982     $636,105    $368,270
                                                 --------    ----------     --------    --------
Gross unrealized appreciation                    $101,326    $  241,483     $137,217    $ 54,346

Gross unrealized depreciation                     (45,422)     (117,380)     (78,969)    (86,527)
                                                 --------    ----------     --------    --------
Net unrealized appreciation (depreciation)       $ 55,904    $  124,103     $ 58,248    $(32,181)
                                                 ========    ==========     ========    ========

4. INVESTMENT TRANSACTIONS

During the year ended May 31, 2001, purchases and sales of investments (excluding short-term investments) were as follows (in thousands):

                                                   USEP         DEP          USSCP       USSCOP
------------------------------------------------------------------------------------------------
Purchases (excluding U.S. Government
  securities)                                    $436,304    $1,093,258     $734,629    $556,072
Sales (excluding U.S. Government
  securities)                                     588,564     1,154,767      731,094     643,175

5. BANK LOANS

The Portfolios are party to revolving line of credit agreement (the "Agreement") as discussed more fully under the heading "Bank Loans" in the Funds' Notes to the Financial Statements which are included elsewhere in this report. The Portfolios had no borrowings outstanding at May 31, 2001, nor at any time during the year.

6. CONCENTRATIONS

The Portfolios may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions which may vary throughout the year. Such concentrations may subject the Portfolios to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices more volatile than those of comparable U.S. securities.

7. CORPORATE EVENT

The merger of J.P. Morgan & Co. Incorporated, the former parent company of the Portfolios' Advisor, JPMIM, with and into The Chase Manhattan Corporation was consummated on December 31, 2000. J.P. Morgan Chase & Co. is the new parent company of JPMIM, which continues to serve as the Portfolios' Advisor.

8. SUBSEQUENT EVENTS

See Note 8 in the Funds' Notes to Financial Statements for a description of the proposed reorganization. In connection with the reorganization, it is anticipated that the Portfolios will terminate their agreements with PGI.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Investors of
The U.S. Equity Portfolio, The Disciplined
Equity Portfolio, The U.S. Small Company
Portfolio and The U.S. Small Company
Opportunities Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of the U.S. Equity Portfolio, the Disciplined Equity Portfolio, the U.S. Small Company Portfolio and the U.S Small Company Opportunities Portfolio (hereafter referred to as the "Portfolios") at May 31, 2001, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the supplementary data for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
July 19, 2001

TAX LETTER (UNAUDITED)

MARKET NEUTRAL FUND                        INSTITUTIONAL U.S. EQUITY FUND

SMARTINDEX(TM) FUND                        DISCIPLINED EQUITY FUND

LARGE CAP GROWTH FUND                      INSTITUTIONAL DISCIPLINED EQUITY FUND

U.S. EQUITY FUND                           U.S. SMALL COMPANY FUND

U.S. EQUITY FUND-ADVISOR SERIES            INSTITUTIONAL U.S. SMALL COMPANY FUND

                                           U.S. SMALL COMPANY OPPORTUNITIES FUND

Certain tax information for the JPMorgan Mutual Funds is required to be provided to shareholders based upon the Fund's income and distribution for the taxable year ended May 31, 2001. The information and distributions reported in this letter may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2001. The information necessary to complete your income tax returns for the calendar year ending December 31, 2001 will be received under separate cover.

FOR THE FISCAL YEAR ENDED MAY 31, 2001:

The following represents the source and percentage of income earned from the percentage of distributions eligible for dividends received deduction and the per share long-term capital gains distributed by the Funds:

                                                                              Long-Term
                                                           Dividends          Capital Gains
                                                           Received           Distribution
   JPMorgan Fund                                           Deduction          Per Share
---------------------------------------------------------------------------------------------
   Market Neutral Fund                                         3.57%                $    -
   SmartIndexTM Fund                                          98.83%                     -
   Large Cap Growth Fund                                      18.50%                 0.608
   U.S. Equity Fund                                           58.32%                 0.627
   U.S. Equity Fund-Advisor Series                            90.00%                     -
   Institutional U.S. Equity Fund                             53.00%                 0.561
   Disciplined Equity Fund                                    48.66%                     -
   Institutional Disciplined Equity Fund                      78.53%                     -
   U.S. Small Company Fund                                    65.26%                 2.027
   Institutional U.S. Small Company Fund                      69.67%                 1.786
   U.S. Small Company Opportunities Fund                           -                 1.075

JPMORGAN EQUITY FUNDS
ANNUAL REPORT


INVESTMENT ADVISOR
J.P. Morgan Investment
Management, Inc.

ADMINISTRATOR AND SHAREHOLDER AND FUND SERVICING AGENT
Morgan Guaranty Trust Company of New York

CUSTODIAN
The Bank of New York

DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc.

TRANSFER AGENT
DST Systems, Inc.

LEGAL COUNSEL
Sullivan & Cromwell

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP


JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.


This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.


To obtain a prospectus for any of the JPMorgan Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.





                       JPMorgan Funds Fulfillment Center
                                393 Manley Street
                         West Bridgewater, MA 02379-1039



        (C) J.P. Morgan Chase & Co., 2001 All Rights Reserved. July 2001



                                                                     ANHM-EQ-701